                                                                    Exhibit 10.1

                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                              BARNES & NOBLE, INC.

                           Dated as of August 10, 2004

                                  -------------

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

                                ING CAPITAL LLC,
                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 SUNTRUST BANK,
                               CITICORP USA, INC.
                           as Co-Documentation Agents

                                       AND

                THE LENDING INSTITUTIONS PARTY TO THIS AGREEMENT

                                       AND

                         BANC OF AMERICA SECURITIES LLC,
                    as Lead Arranger and Book Manager for the
                     Revolving Credit Loans and Term Loan A

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                                TABLE OF CONTENTS

Section                                         Title                                         Page
-------                                         -----                                         ----
SECTION I - DEFINITIONS

1.1         Definitions................................................................         2
1.2         Terms of General Application...............................................        24

SECTION II - DESCRIPTION OF CREDIT

2           The Credit Facilities......................................................        25
2.1         The Loans..................................................................        25
2.2         Records; Notes.............................................................        28
2.3         Conversion; Continuation...................................................        29
2.4         Notice and Manner of Borrowing, Continuation or
            Conversion of Loans........................................................        29
2.5         Fees.......................................................................        30
2.5.1       Fee Letters................................................................        30
2.5.2       Commitment Fee.............................................................        30
2.5.3       Utilization Fee............................................................        31
2.6         Reduction of Total Revolving Credit Commitment.............................        31
2.7         Increases in Total Revolving Credit Commitment.............................        32
2.8         Duration of Interest Periods...............................................        32
2.9         Interest Rates and Payments of Interest....................................        33
2.10        Protective Provisions......................................................        35
2.10.1      Inability to Determine Adjusted LIBOR Rate.................................        35
2.10.2      Illegality.................................................................        36
2.10.3      Additional Costs, etc......................................................        36
2.10.4      Claims by Affected Banks;
            Borrowers' Right to Replace Banks..........................................        37
2.11        Capital Requirements.......................................................        38
2.12        Payments and Prepayments of the Loans......................................        38
2.13        Method of Payment; Withholding Tax Exemption...............................        41
2.14        Default Rate Interest, etc.................................................        43
2.15        Payments Not at End of Interest Period.....................................        44
2.16        Computation of Interest and Fees; Maximum Interest.........................        44
2.17        Letters of Credit..........................................................        45
2.18        Letter of Credit Fees......................................................        46
2.19        [Reserved].................................................................        46
2.20        Interdependence of Borrower Affiliated Group...............................        46
2.21        Interest Rate Protection Agreements........................................        47

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
SECTION III - CONDITIONS OF LOANS

3.1         Conditions Precedent to Term Loan A and this Agreement.....................        47
3.1.1       Loan Documents.............................................................        47
3.1.2       Legality of Transactions...................................................        48
3.1.3       Representations and Warranties.............................................        48
3.1.4       Performance, Consents, No Defaults, Litigation, Etc........................        48
3.1.5       Bringdown Certificate Regarding Charter Documents..........................        48
3.1.6       Proof of Entity Action.....................................................        48
3.1.7       Incumbency Certificate.....................................................        49
3.1.8       Proceedings and Documents, Etc.............................................        49
3.1.9       Good Standing; Reports, Etc................................................        49
3.1.10      Fees.......................................................................        49
3.1.11      Legal Opinion..............................................................        49
3.1.12      Financial Condition........................................................        50
3.1.13      Security Documents; U.C.C. Search Reports;
            Insurance; Patents, Trademarks and Copyrights..............................        50
3.1.14      Solvency...................................................................        50
3.2         Conditions Precedent to all Loans and Letters of Credit....................        50

SECTION IV - REPRESENTATIONS AND WARRANTIES

4.1         Organization and Qualification.............................................        51
4.2         Entity Authority...........................................................        51
4.3         Valid Obligations..........................................................        52
4.4         Consents or Approvals......................................................        52
4.5         Title to Properties; Absence of Encumbrances...............................        52
4.6         Material Contracts.........................................................        53
4.7         Financial Statements.......................................................        53
4.8         Changes....................................................................        53
4.9         Defaults...................................................................        53
4.10        Taxes......................................................................        53
4.11        Litigation.................................................................        54
4.12        Subsidiaries...............................................................        54
4.13        Investment Company Act.....................................................        54
4.14        Compliance with ERISA......................................................        54
4.15        Environmental Matters......................................................        54
4.16        Disclosure.................................................................        54
4.17        Solvency...................................................................        55
4.18        Compliance with Statutes, etc..............................................        55
4.19        Capitalization.............................................................        55
4.20        Labor Relations............................................................        55
4.21        Certain Transactions.......................................................        56
4.22        Restrictions on the Borrower Affiliated Group..............................        56
4.23        Leases.....................................................................        56

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
4.24        Franchises, Patents, Copyrights, etc.......................................        57
4.25        Collateral.................................................................        57

SECTION V - AFFIRMATIVE COVENANTS

5.1         Financial Statements and other Reporting Requirements......................        57
5.2         Conduct of Business........................................................        59
5.3         Maintenance of Properties and Insurance....................................        61
5.4         Taxes......................................................................        62
5.5         Inspection by the Administrative Agent.....................................        62
5.6         Maintenance of Books and Records...........................................        62
5.7         Use of Proceeds............................................................        62
5.8         Pension Plans..............................................................        63
5.9         Fiscal Year................................................................        63
5.10        Further Assurances.........................................................        63

SECTION VI - NEGATIVE COVENANTS

6.1         Indebtedness...............................................................        64
6.2         Sale and Leaseback.........................................................        65
6.3         Encumbrances...............................................................        65
6.4         Merger; Consolidation; Sale or Lease of Assets;
            Acquisitions...............................................................        67
6.5         Minimum Fixed Charge Coverage Ratio........................................        68
6.6         Maximum Cash Flow Leverage Ratio...........................................        68
6.6A        Maximum Adjusted Cash Flow Leverage Ratio..................................        68
6.6B        Maximum Ratio of Consolidated Total Funded Debt to EBITDA..................        69
6.7         Maximum Total Funded Debt to Total Capitalization..........................        69
6.8         Maximum Capital Expenditures...............................................        69
6.9         Restricted Payments........................................................        69
6.10        Investments................................................................        69
6.11        ERISA......................................................................        69
6.12        Transactions with Affiliates...............................................        70
6.13        Loans......................................................................        70
6.14        Total Revolving Credit Commitment..........................................        70
6.15        No Amendments to Certain Documents; No New
            Agreements Requiring Breach of Loan Documents..............................        70

SECTION VII - DEFAULTS

7.1         Events of Default..........................................................        71
7.2         Remedies...................................................................        74

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
SECTION VIII - CONCERNING THE ADMINISTRATIVE
                                        AGENT AND THE BANKS

8.1         Appointment and Authorization..............................................        75
8.2         Administrative Agent and Affiliates........................................        75
8.3         Future Advances............................................................        75
8.4         Delinquent Bank............................................................        76
8.5         Payments...................................................................        77
8.6         Action by Administrative Agent.............................................        78
8.7         Notification of Defaults and Events of Default.............................        78
8.8         Consultation with Experts..................................................        78
8.9         Liability of Administrative Agent..........................................        78
8.10        Indemnification............................................................        79
8.11        Independent Credit Decision................................................        79
8.12        Successor Administrative Agent; Removal....................................        80
8.13        Other Agents...............................................................        81

SECTION IX - MISCELLANEOUS

9.1         Notices....................................................................        81
9.2         Expenses...................................................................        82
9.3         Indemnification............................................................        82
9.4         Set-Off....................................................................        83
9.5         Term of Agreement..........................................................        83
9.6         No Waivers.................................................................        83
9.7         Governing Law..............................................................        83
9.8         Amendments, Waivers, Etc...................................................        84
9.9         Binding Effect of Agreement................................................        85
9.10        Successors and Assigns.....................................................        85
9.11        Counterparts...............................................................        86
9.12        Partial Invalidity.........................................................        86
9.13        Captions...................................................................        87
9.14        Waiver of Jury Trial.......................................................        87
9.15        Waiver of Special Damages..................................................        87
9.16        Entire Agreement...........................................................        87
9.17        Replacement of Loan Documents, Etc.........................................        88
9.18        B&N as Administrative Agent for the
            Borrowers; Joint and Several Liability.....................................        88
9.19        Assignment to Bank of America, N.A.........................................        88
9.20        Existing Credit Agreement Superceded.......................................        88

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                                    SCHEDULES

SCHEDULE 1 - Commitments and Commitment Percentages

SCHEDULE 2 - Additional Designated Co-Borrowers

SCHEDULE 3 - Additional Amendment Documents

                                    EXHIBITS

EXHIBIT A-1 Amended and Restated Revolving Credit Note

EXHIBIT A-2 Term Loan A Note

EXHIBIT B - Form of Notice of Borrowing or Conversion

EXHIBIT C - Indebtedness; Encumbrances

EXHIBIT D - Disclosure

EXHIBIT E - Form of Opinion of Counsel to Borrowers

EXHIBIT F - Form of Report of Chief Financial Officer

EXHIBIT G - Form of Assignment and Assumption

EXHIBIT H - Form of Subsidiary Guaranty

EXHIBIT I - Form of Pledge Agreement

EXHIBIT J - Omnibus Amendment

                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                           Dated as of August 10, 2004

      THIS AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of August 10, 2004, by and among Barnes & Noble, Inc., a Delaware corporation having its principal place of business and chief executive office at 122 Fifth Avenue, New York, NY 10011 ("B&N"), certain wholly-owned subsidiaries of B&N, the lending institutions listed on Schedule 1 to this Agreement and the other lending institutions which may become parties hereto pursuant to Section 9.10 (individually, a "Bank" and collectively, the "Banks"), Bank of America, N.A., as administrative agent for itself and each other Bank (in such capacity, the "Administrative Agent"), ING Capital LLC, Wachovia Bank, National Association, SunTrust Bank and Citicorp USA, Inc., as co-documentation agents, and Banc of America Securities LLC, as lead arranger and book manager for the Revolving Credit Loans and Term Loan A.

            WHEREAS, B&N, the Banks, certain other lenders (collectively, the "Existing Lenders"), and Fleet National Bank ("Fleet") as administrative agent are party to that certain Revolving Credit Agreement dated as of May 22, 2002 (as amended prior to the date hereof, the "Existing Credit Agreement");

      WHEREAS, FleetBoston Financial Corporation and Bank of America Corporation have merged and Bank of America, N.A. desires to be administrative agent, issuing bank and a bank under this Agreement by the assignment from Fleet, and otherwise on the terms and conditions set forth herein, and the Banks hereby consent to such assignment;

      WHEREAS, B&N, the Banks and the Administrative Agent desire to amend and restate the Existing Credit Agreement as set forth herein (including, without limitation, to include certain of B&N's wholly-owned subsidiaries as co-borrowers hereunder and to make a new term loan to B&N and certain of its subsidiaries on the date hereof);

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated effective as of the date first written above, to read in its entirety as follows:

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                                    SECTION I

                                   DEFINITIONS

      1.1. Definitions.

      All capitalized terms used in this Agreement or in any other Loan Document (as such terms are defined below), or in any certificate, report or other document made or delivered pursuant to this Agreement (unless otherwise defined therein), shall have the respective meanings assigned to them below:

      Account and/or Accounts Receivable. As defined in Section 9-102(a)(2) of the Uniform Commercial Code as in effect from time to time in the State of New York.

      Adjusted LIBOR Rate. For any Interest Period, a rate per annum as determined on the basis of the offered rates for deposits in Dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. (London time) on the day that is two Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate page 3750 on any applicable interest determination date, LIBOR shall be the rate (rounded upwards, if necessary, to the nearest one hundred thousandth of a percentage point) determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered to the Administrative Agent by four major banks in the London interbank market at approximately 11:00 a.m. (London time), on the day that is two Business Days preceding the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate to the Administrative Agent. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two Business Days preceding the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Adjusted LIBOR Rate cannot be determined. The foregoing sentence shall not limit the ability of the Administrative Agent and the Required Banks to otherwise determine that the Adjusted LIBOR Rate cannot be determined pursuant to Section 2.10.1. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Administrative Agent, then for any period during which such Reserve Percentage shall apply, the Adjusted LIBOR Rate shall be equal to the amount determined above divided by an amount equal to one minus the Reserve Percentage.

      Administrative Agent. Bank of America, N.A., in its capacity as Administrative Agent for the Banks under this Agreement and the other Loan Documents, including

                                      J-2-

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(where the context so admits) any other Person or Persons succeeding to the functions of the Administrative Agent pursuant to this Agreement and the other Loan Documents.

      Affected Bank. Any Bank that has suffered a loss or otherwise has a claim for compensation from the Borrowers or a right to be excused from performing an obligation under any of Sections 2.10.2, 2.10.3, 2.11 or 2.13.

      Affiliate. With reference to any Person, (i) any director or officer of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control with that Person (and if that Person is an individual, any member of the immediate family (including parents, siblings, spouse, children, stepchildren, nephews, nieces and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust), (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person,
(iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person, and (v) any other Person that possesses, directly or indirectly, power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of that Person.

      Affiliated Subsidiaries. Collectively, (i) GameStop Corp., GameStop, Inc., GameStop.com, inc., Sunrise Publications, Inc., Babbages Etc. LLC, Marketing Control Services, Inc., GameStop Brands, Inc., GameStop of Texas (GP) LLC, GameStop (LP), LLC, Gamesworld Group Limited (f/k/a GameStop Group Limited), GameStop Texas LP, Calendar Club L.L.C. and iUniverse.com, Inc., (ii) each other less than wholly-owned Subsidiary of B&N formed or acquired after the Closing Date, and (iii) in the event that any Borrower acquires Barnes & Noble College Booksellers, Inc. ("B&N College") after the Closing Date, B&N College, provided that any Subsidiary set forth in the preceding clause (i) or (ii) shall no longer be considered an Affiliated Subsidiary from and after the date upon which it becomes a wholly-owned Subsidiary of B&N.

      Agreement. This Amended and Restated Revolving Credit and Term Loan Agreement, as the same may be renewed, extended, modified, supplemented or amended from time to time.

      Amendment Documents. Collectively, (i) this Agreement, (ii) the Omnibus Amendment, (iii) any Notes requested by the Banks in connection with Term Loan A or the Revolving Credit Loans, (iv) the Solvency Certificates dated as of the Closing Date, (v) the Fee Letter dated as of July 1, 2004, (vi) the documents and agreements listed on Schedule 3 attached hereto, and (vii) each of the other documents, agreements, instruments, documents and certificates reasonably required by the Administrative Agent in connection herewith (including, without limitation, in connection with maintaining a

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perfected security interest in the Collateral), as any of the same may be renewed, extended, modified, supplemented or amended from time to time.

      Anti-Terrorism Order. Executive Order No. 13,224 66 Fed Reg. 49,079 (2001) issued by the President of the United States of America (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism).

      Applicable Authority. Any competent court or any governmental or other regulatory body or official charged with the administration or the interpretation of any law, treaty, statute, rule or regulation.

      Applicable Base Rate Margin. The Applicable Base Rate Margin is set forth in Section 2.9(c).

      Applicable LIBOR Margin. The Applicable LIBOR Margin is set forth in
Section 2.9(c).

      Arranger. Banc of America Securities LLC.

      Assignment and Assumption. See Section 9.10(ii).

      Availability. As at the date of determination, an amount equal to (a) the Total Revolving Credit Commitment then in effect, minus (b) the aggregate principal amount of all Revolving Credit Loans then outstanding, minus (c) the aggregate amount of all Swingline Loans then outstanding, minus (d) the aggregate Stated Amount of Letters of Credit outstanding, minus (e) the aggregate amount of all unreimbursed draws under outstanding Letters of Credit (unless included as Revolving Credit Loans under clause (b) above).

      Banks. Collectively, (i) Bank of America, N.A., and (ii) each of the other Persons which may provide additional commitments and become a party to this Agreement as a Bank hereunder, as shown on Schedule 1 as it may be updated by the Administrative Agent from time to time.

      B&N. See preamble.

      B&N Guaranty. The Guaranty Agreement dated as of the date hereof and executed and delivered by B&N to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, which shall be substantially in the form of Exhibit H hereto.

      B&N License. See Section 4.24.

      Base Rate. The greater of (a) the rate of interest publicly announced from time to time by the Administrative Agent at its head office as its Base Rate, and (b) the Federal

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Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next 1/16 of 1%).

      Base Rate Loan. Any Revolving Credit Loan or portion of the Term Loan A bearing interest at a rate determined with reference to the Base Rate.

      Borrowers. Collectively, (i) B&N and (ii) each of the Designated Co-Borrowers.

      Borrower Affiliated Group. Collectively, (i) B&N, (ii) each of the Designated Co-Borrowers and (iii) each of the Subsidiaries of B&N in existence from time to time other than the Affiliated Subsidiaries and the Inactive Subsidiaries.

      Business Day. (i) For all purposes other than as covered by clause (ii) below, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts and in New York, New York are open for the conduct of a substantial part of their commercial banking business; and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, any day that is a Business Day described in clause (i) and that is also a day on which trading takes place between banks in United States dollar deposits in the London interbank market.

      Capital Expenditures. To the extent capitalized in accordance with GAAP, any expenditure for fixed assets (both tangible and intangible), including assets being constructed (whether or not completed), leasehold improvements, capital leases under GAAP, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including (i) in the case of a purchase, the entire purchase price, whether or not paid during the fiscal period in question, (ii) in the case of a Capitalized Lease, the capitalized amount thereof (determined in accordance with GAAP) and (iii) without duplication, expenditures in or from any construction-in-progress account of any member of the Borrower Affiliated Group.

      Capitalized Lease. Any lease of real property by a member of the Borrower Affiliated Group as lessee which is shown as a liability on the Consolidated balance sheet of the Borrower in accordance with GAAP.

      Cash Flow Leverage Ratio. As of any date of calculation, for the twelve-month period then ended, the ratio of (a) Consolidated Senior Funded Debt on the last day of such period to (b) Consolidated EBITDA for such period.

      CERCLA. The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may from time to time be supplemented or amended and remain in effect.

      Change in Law. Any future applicable law or any change to any present applicable law (which, in each case, includes treaties, statutes, rules and regulations thereunder and the interpretation and application thereof by any Applicable Authority), or any change in

                                      J-5-
the interpretation or application of any present applicable law by any Applicable Authority, and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law).

      Change of Control. The occurrence of any of the following: (i) any Person or "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) of Persons acting in concert as a partnership or other group (other than Leonard Riggio, his spouse, lineal descendants and trusts for the exclusive benefit of any such individuals or the executor or administrator of the estate or legal representative of any such individuals or any entity controlled by any of them) shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of B&N representing 40% or more of the combined voting power of the then outstanding securities of B&N ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or (ii) during any period of 24 consecutive months, the board of directors of B&N shall cease to consist of a majority of the individuals who constituted the board of directors as of the first day of such 24-month period or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the board of directors of B&N as of the first day of such 24-month period or whose election or nomination were so approved.

      Closing Date. August 10, 2004 or such other mutually agreeable date on which all of the conditions set forth in Section 3.1 have been satisfied and the Term Loan A is to be made hereunder.

      Code. The Internal Revenue Code of 1986 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

      Collateral. Collectively, all of the agreements, instruments (including promissory notes and the rights to payment thereunder), contracts, assets, Accounts, Accounts Receivable, patents, trademarks, other Intellectual Property Rights, capital stock (or other equity interests) and all of the income, proceeds and products of any thereof, under or in respect of which the Administrative Agent or any Bank or any of the nominees, agents or legal representatives of the Administrative Agent or any Bank shall have at the relevant time of reference to the term "Collateral," any rights or interest as security for the payment or performance of all or any part of the Obligations.

      Commitment. At any time and with respect to any Bank, the amount set forth for such Bank on Schedule 1 under the heading "Commitments," which amount includes, without duplication, the aggregate of such Bank's (a) Revolving Credit Commitment and (b) Term Loan A Commitment, as the case may be. Schedule 1 shall be updated by the

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

Administrative Agent from time to time to reflect any Commitment or portion thereof which a Bank shall assume or relinquish upon an assignment pursuant to
Section 9.10(ii).

      Commitment Fee. See Section 2.5.

      Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Revolving Credit Commitment and/or Term Loan A Commitment. Schedule 1 shall be updated by the Administrative Agent from time to time to reflect any changes to the Commitment Percentages.

      Consolidated. The term "Consolidated" shall have the meaning ascribed to such term under GAAP, provided that, in relation to the Borrower Affiliated Group, the Affiliated Subsidiaries shall be excluded from any Consolidated financial tests, whether or not they would be Consolidated under GAAP.

      Consolidated Rent Expense. For any period, the aggregate rental expenses payable by the Borrower Affiliated Group on a Consolidated basis for such period (including percentage rent) under any operating Lease classified as such under GAAP (including on a pro forma basis for the applicable period any such operating Lease acquired by a member of the Borrower Affiliated Group in connection with a Permitted Acquisition or a Qualified Investment described in clause (viii) of the definition thereof) but not including any amount included in the definition of "Consolidated Total Interest Expense."

      Consolidated Senior Funded Debt. As at any date of determination, on a Consolidated basis for the Borrower Affiliated Group, and without duplication, the sum of (i) the Loans outstanding on such date, plus (ii) the aggregate amount of any other Indebtedness for borrowed money (including Capital Leases) outstanding on such date (excluding the Senior Subordinated Debt), plus (iii) the Stated Amount of all outstanding Letters of Credit, plus (iv) all Guaranties of Indebtedness for borrowed money or Capital Leases of the Borrower Affiliated Group outstanding on such date.

      Consolidated Tangible Net Worth. As at any date of determination, Stockholders' Equity less any intangible assets, with intangible assets defined as goodwill, patents, trademarks, tradenames, lease rights, capitalized pre-opening costs, franchises, organization costs and property rights.

      Consolidated Total Funded Debt to Total Capitalization. At any date of determination, the ratio of (i) Consolidated Total Funded Debt on such date, to
(ii) Total Capitalization on such date.

      Consolidated Total Funded Debt. As at any date of determination, on a Consolidated basis for the Borrower Affiliated Group, and without duplication, the sum of (i) the aggregate amount of Indebtedness for borrowed money outstanding on such date (including, without limitation, the Loans outstanding on such date), plus (ii) the

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

Stated Amount of all outstanding Letters of Credit, plus (iii) all Guaranties of Indebtedness for borrowed money or Capitalized Leases of the Borrower Affiliated Group outstanding on such date.

      Consolidated Total Interest Expense. For any period, all interest and all amortization of debt discount and expense (including commitment fees, letter of credit fees, balance deficiency fees and similar expenses) on all Indebtedness of the Borrower Affiliated Group on a Consolidated basis (including outstanding letters of credit and including, in connection with any Permitted Acquisition or any Qualified Investment described in clause (viii) of the definition thereof which is financed, the Indebtedness incurred by a member of the Borrower Affiliated Group on a pro forma basis for the applicable period), paid or required to be paid, all as determined in accordance with GAAP, together with all interest expense of the Borrower Affiliated Group on a Consolidated basis under Synthetic Leases. Computations of interest on a pro forma basis for Indebtedness having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

      Controlled Group. All trades or businesses (whether or not incorporated) under common control that, together with B&N or any other member of the Borrower Affiliated Group, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 400l of ERISA.

      Covered Taxes. See Section 2.13(a)

         Cumulative Excess Cash Flow. On any date of determination, the Excess Cash Flow of the Borrower Affiliated Group for the period commencing on November 2, 2003 and ending on the last day of the most recently completed fiscal quarter of the Borrower.

      Default. An event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

      Delinquent Bank. See Section 8.4.

      Designated Co-Borrowers. Each of (i) Barnes & Noble Booksellers, Inc.,
(ii) barnesandnoble.com llc, (iii) B. Dalton Bookseller, Inc., and (iv) each of the other direct or indirect Subsidiaries of B&N which are listed on Schedule 2 attached hereto, as such Schedule 2 may be updated by the Administrative Agent from time to time to reflect any additional Designated Co-Borrowers or, subject to the provisions of Section 9.8, the release of any Designated Co-Borrower.

      Dollar or $. Dollars in lawful currency of the United States of America.

      Domestic Subsidiary. Any Subsidiary of B&N organized under the laws of any jurisdiction of the United States of America.

                                      J-8-

      EBITDA. In relation to the Borrower Affiliated Group on a Consolidated basis for any period, an amount equal to (a) the net income of the Borrower Affiliated Group on a Consolidated basis after deduction of all expenses, taxes and other proper charges, determined in accordance with GAAP for such period, but, in determining such Consolidated net income, any GAAP extraordinary gains shall be excluded from such calculation, plus (b) the following to the extent deducted in computing such Consolidated net income for such period: (i) Consolidated Total Interest Expense for such period, (ii) Consolidated taxes on income for such period, (iii) Consolidated depreciation for such period, (iv) Consolidated amortization for such period, (v) extraordinary non-cash losses and, without duplication, nonrecurring non-cash losses, in each case to the extent such losses have not been and will not become cash losses in a later fiscal period, (vi) Net Proceeds to the Borrower Affiliated Group during such period upon exercise of any rights in respect of Equity Securities issued to directors, officers or employees of any member of the Borrower Affiliated Group, and (vii) in connection with any Permitted Acquisition or any Qualified Investment described in clause (viii) of the definition thereof during such period, the EBITDA of the acquired Person (so long as such Person is a member of the Borrower Affiliated Group and is not an Affiliated Subsidiary) for such period.

      EBITDAR. In relation to the Borrower Affiliated Group for any period, an amount equal to EBITDA for such period, plus Consolidated Rent Expense for such period.

      Eligible Assignee. Any of:

            (a) a commercial bank or other financial institution organized under the laws of the United States, or any state thereof or the District of Columbia, and having total assets in excess of $5,000,000,000;

            (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, or the central bank of any country which is a member of the OECD, and having total assets in excess of $5,000,000,000 and a combined capital and surplus of at least $1,000,000,000;

            (c) any Bank, any successor to any Bank, and any Affiliate of a Bank, so long as any such successor or Affiliate meet the requirements of clause
(a) or (b) above; and

            (d) any other Person consented to in writing by the Administrative Agent, the Issuing Bank and B&N;

            provided, in each case, that such bank (i) is acting through a branch or agency located in the United States and (ii) has delivered to the Administrative Agent, on the date on which the Assignment and Assumption to which such Eligible Assignee is a party becomes effective, the forms referred to in Section 2.13(b) hereof.

                                      J-9-

      Encumbrances. See Section 6.3.

      Environmental Claims. All claims, however asserted, alleging potential liability or responsibility for violation of any Environmental Laws or for release of Hazardous Materials or injury to the environment.

      Environmental Laws. Any and all applicable foreign, federal, state and local environmental, health or safety statutes, laws, regulations, ordinances, policies and or common law (whether now existing or hereafter enacted or promulgated), of all federal, state, local or other governmental authorities, agencies, commissions, boards, bureaus or departments which may now or hereafter have jurisdiction over the Borrower, any other member of the Borrower Affiliated Group or any landlord under any real estate Lease under which the Borrower or such other member of the Borrower Affiliated Group is a tenant, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants.

      ERISA. The Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

      Equity Securities. As to any Person, any shares of any class of Capital Stock or other equity interests of such Person, voting or non-voting, or any options, warrants or similar rights with respect to any such shares or other equity interests.

      Event of Default. Any event described in Section 7.1.

      Excess Cash Flow. In relation to the Borrower Affiliated Group on a Consolidated basis for any period, the EBITDA of the Borrower Affiliated Group for such period, minus (i) Capital Expenditures paid in cash during such period,
(ii) cash taxes paid in such period, and (iii) Interest Expense paid in such period.

      Executive Officer. Any of the Chief Executive Officer, President, any Financial Officer and any other officer having substantially the same authority and responsibility of any of the foregoing officers.

      Existing Credit Agreement. See Preamble.

      Fair Market Value. With respect to any Equity Security of Gamestop Corp., the price a seller of such Equity Security would have received for such Equity Security if

                                     J-10-
such seller sold the Equity Security at an equivalent price on a per security basis to the price paid by a buyer in the most recent transaction completed and contemplated by Section 2.12(c)(2), so long as such transaction was an arm's length transaction between an informed and willing buyer under no compulsion to buy and informed and willing seller under no compulsion to sell. In the event the Fair Market Value cannot be determined in accordance with the previous sentence, the Fair Market Value of such Equity Security shall be determined by taking the arithmetic average of the reported last sales prices of such Equity Security for the 20 consecutive trading days before the date of determination of the Fair Market Value. The reported last sales price of such Equity Security for each trading day shall be (i) the reported last sales price as reported on the New York Stock Exchange or (ii) if the Equity Security is not listed on the New York Stock Exchange at such time, in the principal consolidated or composite transaction reporting system on the principal national securities exchange on which the Equity Security is listed or admitted to trading.

      Federal Funds Effective Rate. For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

      Fee Letters. Collectively, (i) the letter agreement dated as of the date of the Existing Credit Agreement among Fleet National Bank, Fleet Securities, Inc. and B&N, and (ii) the letter agreement dated as of July 1, 2004 among Bank of America, N.A., Banc of America Securities LLC and B&N.

      Financial Officer. Any of the Treasurer, the Chief Financial Officer or the Executive Vice President of Finance or Corporate Finance of B&N, acting singly, on behalf of B&N and each other member of the Borrower Affiliated Group, or such other financial officer of B&N designated from time to time in writing by B&N and approved by the Administrative Agent in its discretion.

      Fixed Charge Coverage Ratio. As of any date of calculation, for the twelve-month period then ended, the ratio of (a) an amount equal to EBITDAR for such period, to (b) the sum of Consolidated Total Interest Expense plus Consolidated Rent Expense for such period.

      Foreign Bank. See Section 2.13(b).

      Foreign Subsidiary. Any Subsidiary of B&N organized under the laws of a jurisdiction outside the United States of America.

                                     J-11-

      GAAP. Generally accepted accounting principles in the United States of America, consistently applied.

      Guaranties. As applied to any Person, without duplication, all guarantees, endorsements or other contingent or surety obligations with respect to obligations of others whether or not reflected on such Person's Consolidated balance sheet, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other Person, but excluding endorsements for collection or deposit in the ordinary course of business.

      Hazardous Material. Any substance (i) the presence of which requires or may hereafter require notification, investigation or remediation under any Environmental Law; (ii) which is or becomes defined as a "hazardous waste" or "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, CERCLA, and any applicable local statutes and the regulations promulgated thereunder; (iii) which is toxic, explosive, corrosive, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over the Borrower or any other member of the Borrower Affiliated Group or any Real Property leased by B&N or any other member of the Borrower Affiliated Group; or
(iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos, asbestos containing materials ("ACM"), polychlorinated biphenyls ("PCB's") or radioactive material.

      Inactive Subsidiaries. Collectively, (i) West Egg Communications LLC, (ii) B&N Sub Corp., (iii) B&N Member Corp., (iv) Vendamerica, Inc., (v) B&N General Partner (Pennsylvania) Corp. I, (vi) B&N General Partner (Pennsylvania) Corp. II, and (vii) Barnes & Noble Booksellers (Pennsylvania), L.P.

      Income Taxes. Any franchise taxes, net income taxes or any other taxes imposed on the net income of any Bank or the Administrative Agent, including branch profits tax, minimum tax and other taxes imposed in lieu of net income tax.

      Increase. See Section 2.7.

      Increase Conditions. The satisfaction of each of the following:

            (a) The Borrowers first shall have offered the applicable Increase to existing Banks, with each Bank having the right, but not the obligation, to commit to at least its pro rata percentage of the proposed Increase and one or more such Bank(s) shall have

                                     J-12-
signed an instrument agreeing to such increased Commitment(s), and if no such Bank or Banks commit to the full amount of the proposed Increase, the Borrowers then shall have offered such Increase (or the remaining portion thereof) to a third party financial institution or institutions acceptable to the Administrative Agent and each such institution shall have signed a counterpart signature page becoming a party to this Agreement and a "Bank" hereunder; and

            (b) no Default or Event of Default shall have occurred and be continuing (both before and after giving effect to the Increase).

      Indebtedness. As applied to any Person (but without duplication), (i) all obligations for borrowed money or other extensions of credit whether secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or Guaranties issued for the account of or on behalf of such Person, and all obligations representing the deferred purchase price of property, other than accounts payable arising, and accrued expenses incurred, in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments,
(iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by such Person, whether or not the obligations secured thereby shall have been assumed, (iv) all obligations arising under Capitalized Leases and Synthetic Leases, (v) all Guaranties, (vi) all obligations to redeem or repurchase capital stock or other equity of any Person if such redemptions or repurchases are required to occur prior to the Revolving Credit Maturity Date, and (vii) all obligations that are immediately due and payable out of the proceeds of or production from property now or hereafter owned or acquired by such Person.

      Initial Financial Statements. See Section 4.7.

      Insolvent or Insolvency. The occurrence of one or more of the following events with respect to a Person: death; dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other foreign or domestic applicable statutes; such Person's inability to pay its debts as they come due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the entry of an order for relief or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, or the offering as debtor of a plan to creditors for composition or extension, except for an involuntary proceeding as debtor commenced against such Person which is dismissed within 60 days after the commencement thereof without the entry or an order for relief or the appointment of a trustee.

      Intellectual Property Rights. See Section 4.24.

      Interest Period. With respect to each LIBOR Loan, the period commencing on the date of the making or continuation of or conversion to such LIBOR Loan and ending

                                     J-13-
one week or one, two, three or six months thereafter, subject to availability, as the Borrower may elect in the applicable Notice of Borrowing or Conversion; provided that:

            (a) any Interest Period (other than an Interest Period determined pursuant to clause (c) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

            (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day in the appropriate subsequent calendar month;

            (c) any Interest Period applicable to Revolving Credit Loans that would otherwise end after the Revolving Credit Maturity Date shall end on said Revolving Credit Maturity Date and any Interest Period applicable to any portion of the Term Loan A that would otherwise end after the Term Loan A Maturity Date shall end on said Term Loan A Maturity Date; and

            (d) notwithstanding clause (c) above, no Interest Period shall have a duration of less than one week; and if any Interest Period would be for a shorter period, such Loan shall not be available hereunder for such period.

      Interest Rate Protection Agreement. As applied to any Person, a swap, cap, collar, or option agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest rate or other risks either generally or under specific contingencies (including, without limitation, any such agreement or arrangement existing with any Bank prior to the Closing Date).

      Investment. As applied to any Person, (i) the purchase or acquisition of any share of capital stock, partnership interest, limited liability company membership interest, evidence of indebtedness or other equity security of any other Person, (ii) any loan, advance or extension of credit to, or contribution to the capital of (including in exchange for any Equity Securities), any other Person (excluding any such loan, advance or extension of credit having a term not exceeding 150 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business), (iii) any real estate held for sale or investment, (iv) any commodities futures contracts held other than in connection with bona fide hedging transactions, (v) any other investment in any other Person, (vi) the making of any commitment or acquisition of any option to perform any of the acts specified in clauses (i) through (v) of this definition, and (vii) the entering into of any Interest Rate Protection Agreement.

      Issuing Bank. Bank of America, N.A. or Fleet National Bank, as the case may be, in their capacity as the issuer of Letters of Credit hereunder, together with any such other

                                     J-14-

Bank as may, with the written consent of B&N and the Administrative Agent, become an Issuing Bank hereunder.

      L/C Availability. As of any date, an amount equal to (a) or (b) below, whichever is less:

            (a) the Maximum L/C Sublimit minus the Stated Amount of all Letters of Credit outstanding (including any requested Letters of Credit), minus the aggregate amount of all unreimbursed draws under outstanding Letters of Credit; or

            (b) the Total Revolving Credit Commitment minus the outstanding principal amount of the Revolving Credit Loans then outstanding, minus the outstanding principal amount of the Swingline Loans then outstanding, minus the Stated Amount of all Letters of Credit outstanding (including any requested Letters of Credit), minus the aggregate amount of all unreimbursed draws under outstanding Letters of Credit.

      Leases or Lease. See Section 4.23.

      Letters of Credit. Letters of credit in the form customarily issued by the Issuing Bank as standby Letters of Credit or documentary Letters of Credit, as the case may be, issued or to be issued for the account of a Borrower by the Issuing Bank, under the joint responsibilities of the Banks, upon the terms and subject to the conditions contained in this Agreement.

      LIBOR Loan. Any Revolving Credit Loan or portion of the Term Loan A bearing interest at a rate determined with reference to the Adjusted LIBOR Rate.

      Loan. A Revolving Credit Loan, Swingline Loan or Term Loan A made to B&N or any other Borrower by any Bank pursuant to Section II of this Agreement, and "Loans" means all such Revolving Credit Loans, Swingline Loans and Term Loan A, collectively.

      Loan Account. The account or accounts on the books of the Administrative Agent in which will be recorded Loans and advances (including issued and outstanding Letters of Credit) made by the Banks to B&N or any other Borrower pursuant to this Agreement, payments made on such Loans and other appropriate debits and credits as provided by this Agreement.

      Loan Documents. Collectively, this Agreement (including, without limitation, the Amendment Documents and the other agreements and other instruments listed or described in Section III), the Notes, if any, the Letters of Credit (and related documentation and agreements, including any letter of credit application), the Security Agreements, the Patent and Trademark Security Agreements, the Pledge Agreements, the B&N Guaranty, the Subsidiary Guaranty, all other Subsidiary Security Documents and other Security Documents, the Fee Letters and the Solvency Certificates, together with all agreements and other instruments contemplated thereby (other than the Interest Rate

                                     J-15-

Protection Agreements), all certificates delivered in connection therewith from time to time and all schedules, exhibits and annexes thereto, as any of the foregoing may from time to time be amended and in effect.

      Mandatory Prepayments. See Section 2.12(c).

      Material Adverse Effect. Any (a) material adverse change in the business, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Borrower Affiliated Group taken as a whole, (b) material impairment of the ability of the Borrower Affiliated Group, taken as a whole, to perform their obligations under the Loan Documents, or (c) material impairment of the Administrative Agent's or the Banks' ability to enforce the Obligations.

      Maximum L/C Sublimit. $100,000,000.

      Net Proceeds. With respect to the sale, transfer or other disposition by B&N or any other member of the Borrower Affiliated Group of any asset or group of assets (other than inventory wholly in the ordinary course of business, but including, without limitation, any sale (whether through a public offering, private placement or otherwise) of Equity Securities to any Person not a member of the Borrower Affiliated Group), means the amount of cash (freely convertible into Dollars) received by B&N or such other member of the Borrower Affiliated Group, from such sale or other disposition (including, without limitation, any tax refund or tax benefit resulting from a loss on such sale or other disposition as and when such tax benefit is realized), after (i) provision for all income or other taxes of the Borrower Affiliated Group measured by or resulting from such sale or other disposition, (ii) payment of all reasonable third party brokerage commissions and other reasonable out-of-pocket fees and expenses to third parties related to such sale or other disposition, and (iii) deduction of appropriate amounts to be provided by B&N or such other member of the Borrower Affiliated Group as a reserve, in accordance with GAAP, against any liabilities associated with such sale, transfer or other disposition and retained by B&N or such other member of the Borrower Affiliated Group after such sale or other disposition.

      Notes. Collectively, the promissory notes, if any, delivered by the Borrowers upon the request of any Banks or the Swingline Lender pursuant to
Section 2.2(d).

      Notice of Borrowing or Conversion. See Section 2.4(a).

      Obligations. Any and all obligations of the Borrower Affiliated Group to the Administrative Agent, any Bank, or the Arranger under the Loan Documents of every kind and description (including obligations in respect of Letters of Credit, the Fee Letter and fees under each thereof), direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, and including obligations to perform acts and refrain from taking action as well as obligations to pay money. The Obligations shall also include any obligations of any member of the Borrower Affiliated

                                     J-16-

Group to any Bank in connection with any Interest Rate Protection Agreement and treasury management or other cash management agreements entered into with a Bank.

      Omnibus Amendment. The Omnibus Amendment dated as of the date hereof amending certain of the Security Documents, attached hereto as Exhibit J.

      Participant. See Section 9.10(i).

      Patent and Trademark Security Agreements. (a) The Patent and Trademark Security Agreements dated as of the date of the Existing Credit Agreement and executed and delivered by B&N and each Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent for the ratable benefit of the Banks, and (b) any other Patent and Trademark Security Agreements dated after the date of the Existing Credit Agreement and executed and delivered by a Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.

      Patriot Act. Public Law 107-56 of the United States of America, United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001.

      PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      PCB. See definition of Hazardous Material.

      Permitted Acquisition. Any acquisition by B&N or any other member of the Borrower Affiliated Group that meets each of the following criteria: (i) the capital stock (or other equity interests) or assets acquired in such acquisition relates to a line of business similar or complementary to the business in which the Borrower Affiliated Group is engaged on the Closing Date, (ii) the board of directors and, if required by applicable law, the shareholders or the equivalent thereof, of such other Person has approved such acquisition, it being the intent that the acquisition be non-hostile in nature, (iii) in the case of a merger between B&N and another Person, B&N shall be the surviving entity, or in the case of a merger between another Person and a member of the Borrower Affiliated Group (other than B&N), upon consummation of such merger, the surviving entity shall be a direct or indirect Subsidiary of B&N, (iv) B&N shall provide the Administrative Agent with written notice of each such acquisition as soon as practicable, but in no event more than 5 days after the closing thereof and such information relating thereto as the Administrative Agent may reasonably request promptly after the request therefor, (v) no Default or Event of Default shall exist, in each case both before and after giving effect to such acquisition,
(vi) the properties and assets acquired by B&N or other member of the Borrower Affiliated Group in connection with such proposed acquisition shall be free from all liens, charges and encumbrances whatsoever, other than Permitted Encumbrances, (vii) as soon as practicable, but in no event more than 10 Business Days after the consummation of an acquisition (x) which results in a new, direct or indirect wholly-owned Domestic Subsidiary of B&N, the

                                     J-17-

Administrative Agent shall have a valid, perfected, first-priority security interest in the Accounts Receivable and Intellectual Property Rights and related assets of the Person being acquired (consistent with the security interests in favor of the Administrative Agent on the Closing Date) by B&N or other member of the Borrower Affiliated Group (subject to Permitted Encumbrances) and such Domestic Subsidiary shall become a party to the Subsidiary Security Documents, and (y) which is an acquisition of the Equity Securities in another Person, the Administrative Agent shall have a valid, perfected, first-priority pledge of the Equity Securities so acquired pursuant to a Pledge Agreement, provided that in connection with acquisition of minority interests in any one or more Persons, the Borrower Affiliated Group shall not be required to pledge the Equity Securities of any such Person or Persons having total assets of less than $25,000,000 in the aggregate, and (viii) the aggregate consideration (including all cash and non-cash consideration and any assumption of Indebtedness, but excluding any Equity Securities of B&N) for such acquisitions which do not constitute Investments, together with all Investments made pursuant to clause
(viii) of the definition of Qualified Investments (but not any other provision of such definition), from and after November 2, 2003, shall not exceed, when made, the sum of $105,000,000 plus 50% of the Borrower Affiliated Group's Cumulative Excess Cash Flow.

      Permitted Encumbrances. See Section 6.3.

      Person or person. An individual, a company, a corporation, an association, a partnership, a joint venture, a limited liability company or partnership, an unincorporated trade or business enterprise, a trust, an estate, or a government (national, regional or local) or an agency, instrumentality or official thereof.

      Plan. At any time, an employee pension or other benefit plan that is subject to Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by B&N, any member of the Borrower Affiliated Group or any member of the Controlled Group for employees of B&N or any member of the Controlled Group or (ii) if such Plan is established or maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which B&N or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

      Pledge Agreements. (a) The Pledge Agreements dated as of the date of the Existing Credit Agreement and executed and delivered by each of B&N and certain of its Subsidiaries to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, pursuant to which, without limitation, (i) all of the issued and outstanding capital stock of all Subsidiaries (or, in the case of Foreign Subsidiaries, 65%), other than Affiliated Subsidiaries, is pledged to the Administrative Agent, and (ii) all of the issued and outstanding capital stock of the Affiliated Subsidiaries and the capital stock or other equity of minority-owned Persons, in each case which is directly owned by B&N or any other member of the Borrower Affiliated Group, is pledged to the Administrative Agent, (b) all Pledge Agreements to be delivered by B&N from time to

                                     J-18-
time in accordance with Section 5.2(d) and the definition of Permitted Acquisitions, and (c) any other Pledge Agreements dated after the date of the Existing Credit Agreement and executed and delivered by any Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.

      Prohibited Transaction. A transaction prohibited by Section 4975 of the Code or Section 406 of ERISA, for which no statutory or administrative exemption applies.

      Qualified Investments. As applied to any member of the Borrower Affiliated Group, investments in (i) notes, bonds or other obligations of the United States of America or any agency thereof that as to principal and interest constitute direct obligations of or are guaranteed by the United States of America, (ii) certificates of deposit or other deposit instruments or accounts of banks or trust companies organized under the laws of the United States or any state thereof that have capital and surplus of at least $100,000,000, (iii) commercial paper that is rated not less than prime-one or A-1 or their equivalents by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or their successors, (iv) any repurchase agreement secured by any one or more of the foregoing, (v) Investments in wholly-owned Subsidiaries (other than any Affiliated Subsidiary); provided, however, that the aggregate amount of Investments in Foreign Subsidiaries may not at any time exceed 10% of B&N's Consolidated Tangible Net Worth determined as of the end of the most recently completed fiscal quarter of B&N, (vi) loans permitted by Section 6.13, (vii) in addition to all of the foregoing, from and after November 2, 2003, Investments described in clause (i) of the definition of Investments in connection with Permitted Acquisitions; provided, however, that the aggregate consideration (including all cash and non-cash consideration and any assumption of Indebtedness, but excluding any Equity Securities of B&N) for such Investments, together with all such consideration paid in connection with Permitted Acquisitions not constituting Investments, shall not exceed, when made, the sum of $105,000,000 plus 50% of the Borrower Affiliated Group's Cumulative Excess Cash Flow, (viii) Investments in Affiliated Subsidiaries and Investments in other minority-owned Persons made prior to the date hereof and disclosed on Exhibit D hereto, and (ix) Interest Rate Protection Agreements for an aggregate notional amount not to exceed $300,000,000 at any time outstanding.

      Rate Period. The period beginning on the third Business Day following delivery to the Administrative Agent of the annual or quarterly financial statements required to be delivered pursuant to Section 5.1(a) or Section 5.1(b) and ending on the second Business Day after the day on which the next such quarterly (or annual, as applicable) financial statements are delivered to the Administrative Agent.

      Real Property or Real Properties. Collectively, those parcels of land together with the improvements now or hereafter located thereon which are owned by any member of the Borrower Affiliated Group.

                                     J-19-

      Reportable Event. With respect to any Plan, a reportable event as described in Section 4043(c) of ERISA for which notice to the PBGC has not been waived.

      Required Banks. Any two or more Banks whose aggregate Commitments constitute more than 50% of the Total Commitment at the relevant time of reference, or if the Commitments have been terminated, any two or more Banks whose aggregate Loans and Letters of Credit outstanding constitute more than 50% of the aggregate Loans and Letters of Credit outstanding at the relevant time of reference.

      Reserve Percentage. For any Interest Period, the rate (expressed as a decimal) applicable to the Administrative Agent during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency or marginal reserve requirement) of the Administrative Agent with respect to "Eurocurrency liabilities" as that term is defined under such regulations.

      Restricted Payment. (i) Any cash or property dividend, distribution or payment, direct or indirect, by B&N or any of its Subsidiaries in respect of its capital stock or other equity interests, to any Person who now holds, or who in the future holds, an equity interest in B&N or any of its Subsidiaries, whether evidenced by a security or not, other than regular compensation and bonuses paid to employees of B&N and its Subsidiaries in the ordinary course of business and consistent with past practices, and other than dividends payable solely in shares of any class of capital stock (or other equity), (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of any capital stock of B&N or its Subsidiaries, or any other payment or distribution made in respect thereof, either directly or indirectly, and (iii) any management or similar fees paid or payable by B&N or any of its Subsidiaries to any Person who now holds, or in the future holds, directly or indirectly, an equity interest in B&N or any of its Subsidiaries, provided that the spin-off of the stock of any Affiliated Subsidiary shall not be a Restricted Payment.

      Revolving Credit Commitment. At any time and with respect to any Bank, the amount set forth for such Bank on Schedule 1 under the heading "Revolving Credit Commitments," which amount includes, without duplication, the aggregate of (a) the maximum amount of Revolving Credit Loans that such Bank shall be committed to make to the Borrowers, (b) the maximum amount of Swingline Loans that such Bank shall be committed to make, or to participate in, in favor of the Borrowers, and (c) the maximum Stated Amount of Letters of Credit which such Bank shall be committed to issue, or to participate in, in favor of the Borrowers. Schedule 1 shall be updated by the Administrative Agent from time to time to reflect any Revolving Credit Commitment or portion thereof which a Bank shall assume or relinquish upon an assignment pursuant to Section 9.10(ii).

      Revolving Credit Loans. Collectively, the loans in the maximum aggregate principal amount of the Total Revolving Credit Commitment in effect from time to time

                                     J-20-
made or to be made to the Borrowers by the Banks pursuant to this Agreement (including Section 2.1(a) hereof) and subject to the limitations contained herein.

      Revolving Credit Maturity Date. May 22, 2006, or such earlier date on which the Loans become due and payable pursuant to Section 7.2.

      Security Agreements. (a) The Security Agreements dated as of the date of the Existing Credit Agreement and executed and delivered by B&N and each Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, and (b) any other Security Agreements dated after the date of the Existing Credit Agreement and executed and delivered by a Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.

      Security Documents. Collectively, (i) the Security Agreements, the Patent and Trademark Security Agreements, the Pledge Agreements, the Omnibus Amendment, the Subsidiary Guaranty and all other Subsidiary Security Documents, and (ii) all other agreements, instruments or contracts by which any of the Obligations shall be evidenced or under or in respect of which the Administrative Agent, any Bank or any of their respective nominees, agents, or representatives shall have, at such time, any rights or interests as security for the payment or performance of all or any part of the Obligations.

      Solvency Certificates. Collectively, (i) the separate solvency certificates dated as of the date of the Existing Credit Agreement and executed and delivered by a Financial Officer of each member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, and (ii) the separate solvency certificates dated as of the date hereof and executed and delivered by a Financial Officer of each member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent.

      Stated Amount. With respect to each Letter of Credit outstanding at any time, the maximum amount then available to be drawn thereunder (without regard to whether any conditions to drawing could then be met).

      Stockholders' Equity. The amount reported as "stockholders' equity" on B&N's Consolidated balance sheet and determined in accordance with GAAP (exclusive of any amount reported as "stockholders' equity" relating to the Affiliated Subsidiaries).

      Subordinated Debt. See Section 6.1(h).

      Subsidiary. With respect to B&N, any corporation, association, joint stock company, business trust or other similar organization of which more than 50% of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by B&N or a Subsidiary of B&N; or any other such organization the management of which is directly

                                     J-21-
or indirectly controlled by B&N or a Subsidiary of B&N through the exercise of voting power or otherwise; or any joint venture, whether incorporated or not, in which B&N has more than a 50% ownership interest.

      Subsidiary Guaranty. (a) The Subsidiary Guaranty dated as of the date of the Existing Credit Agreement and executed and delivered by each Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, and (b) any other Subsidiary Guaranties dated after the date of the Existing Credit Agreement and executed and delivered by a Domestic Subsidiary who is a member of the Borrower Affiliated Group to the Administrative Agent, for the ratable benefit of the Banks and the Administrative Agent, each of which shall be in the form of Exhibit H hereto. In the event that B&N forms or acquires any wholly-owned Foreign Subsidiary after the date hereof, to the extent that no material adverse tax consequences would result from such guaranty, such Foreign Subsidiary will also become a Subsidiary Guarantor.

      Subsidiary Security Documents. Collectively, (a) with respect to each Domestic Subsidiary who is a member of the Borrower Affiliated Group in existence as of the date hereof, the Subsidiary Guaranty, the Security Agreement executed by such Domestic Subsidiary, and the Patent and Trademark Security Agreement executed by such Domestic Subsidiary, in each case executed and delivered by such Domestic Subsidiaries in connection with the Closing or pursuant to Section 5.11, (b) with respect to each Domestic Subsidiary who is a member of the Borrower Affiliated Group formed after the date hereof, a Subsidiary Guaranty, a Security Agreement, a Patent and Trademark Security Agreement, each to be executed and delivered by such new Domestic Subsidiary and each to be in substantially the form of the respective documents delivered by existing Domestic Subsidiaries under the foregoing clause (a), and (c) each Pledge Agreement required to be delivered by any Subsidiary of B&N pursuant to the terms hereof.

      Swingline Commitment. The obligation of the Swingline Lender to make Swingline Loans to the Borrowers in a maximum principal amount not exceeding at any time the amount set forth opposite the Swingline Lender's name on Schedule 1 hereto. On the Closing Date, the Swingline Commitment shall be $50,000,000 and shall not be less than that amount through the Revolving Credit Maturity Date or earlier acceleration of the Obligations.

      Swingline Lender. Bank of America, N.A., in its capacity as swingline lender hereunder, or any Eligible Assignee of Bank of America, N.A. who executes an Assignment and Assumption assuming Bank of America, N.A.'s obligations as Swingline Lender.

      Swingline Loans. Collectively, the loans in the maximum aggregate principal amount of the Swingline Commitment made or to be made by the Swingline Lender to the Borrowers pursuant to Section 2.1(b) of this Agreement and subject to the limitations contained herein.

      Swingline Termination Date. The Revolving Credit Maturity Date.

                                     J-22-

      Synthetic Lease. Any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money Indebtedness for tax purposes but is classified as an operating lease under GAAP.

      Term Loan A. The term loan in the original principal amount of $245,000,000 made or to be made to the Borrowers on the Closing Date by the Banks having a Term Loan A Commitment pursuant to Section 2.1(c) and subject to the limitations contained herein.

      Term Loan A Commitment. In relation to any Bank, the maximum liability of such Bank, as set forth on Schedule 1, to participate in making the Term Loan A to the Borrowers upon the terms and subject to the conditions contained in this Agreement. Schedule 1 shall be updated by the Administrative Agent from time to time to reflect any Term Loan A Commitment or portion thereof which a Bank shall assume or relinquish upon an assignment pursuant to Section 9.10(ii).

      Term Loan A Maturity Date. August 10, 2009, or such earlier date on which the Loans become due and payable pursuant to Section 7.2

      Total Capitalization. As at any date of determination, an amount equal to the sum of (i) Consolidated Total Funded Debt on such date, plus (ii) Stockholders' Equity on such date.

      Total Commitment. As of any date, the sum of the then-current Commitments of the Banks to make Revolving Credit Loans and the Term Loan A. As of the date of this Agreement, the Total Commitment (including the Swingline Commitment) is $745,000,000. After the date of this Agreement, the aggregate amount of the Total Commitment may be increased to an amount not exceeding $845,000,000 in accordance with the provisions of Section 2.7.

      Total Revolving Credit Commitment. As of any date, the sum of the then-current Commitments of the Banks to make Revolving Credit Loans. As of the date of this Agreement, the Total Revolving Credit Commitment (including the Swingline Commitment) is $500,000,000. After the date of this Agreement, the aggregate amount of the Total Revolving Credit Commitment may be increased to an amount not exceeding $600,000,000 in accordance with the provisions of Section 2.7.

      Uniform Commercial Code. The Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

      United States Bankruptcy Code. 11 U.S.C. Sections 101-1330.

      Utilization. For any day, the aggregate principal amount of all Revolving Credit Loans and Swingline Loans outstanding on such day, but excluding outstanding Letters of Credit.

                                     J-23-

      Utilization Fee. The utilization fee payable by the Borrowers to the Administrative Agent for the ratable accounts of the Banks pursuant to Section 2.5.3.

      1.2. Terms of General Application. For all purposes of this Agreement and the other Loan Documents, except as otherwise expressly provided herein or therein or unless the context otherwise requires:

            (a) references to any Person defined in this Agreement refer to such Person and its successor in title and permitted assigns or, for natural persons, such Person's successors, heirs, executors, administrators and other legal representatives;

            (b) references to any agreement, instrument or document defined in this Agreement refer to such document as originally executed, or if subsequently varied, extended, renewed, modified, amended, restated or supplemented from time to time, as so varied, extended, renewed, modified, amended, restated or supplemented and in effect at the relevant time of reference thereto;

            (c) words importing the singular only shall include the plural and vice versa, and the words importing the masculine gender shall include the feminine gender and vice versa, and all references to dollars, $, U.S. Dollars or United States Dollars, shall be to Dollars;

            (d) accounting terms not otherwise defined in this Agreement or any of the other Loan Documents have the meanings assigned to them in accordance with GAAP, on a basis consistent with the financial statements referred to in
Section 4.7 of this Agreement;

            (e) all financial statements and other financial information provided by the Borrower and each other member of the Borrower Affiliated Group to the Administrative Agent or any Bank shall be provided with reference to Dollars;

            (f) this Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Borrower Affiliated Group and the Administrative Agent and are the product of discussions and negotiations among all parties. Accordingly, this Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Banks merely on account of the Administrative Agent's or any Bank's involvement in the preparation of such documents; and

            (g) all references to a time of day shall mean the time then prevailing in New York, New York, unless otherwise indicated.

                                     J-24-

                                   SECTION II

                              DESCRIPTION OF CREDIT

      2. The Credit Facilities.

      2.1. The Loans.

            (a) Revolving Credit Loans. Subject to the terms and conditions set forth in this Agreement, each of the Banks having a Revolving Credit Commitment severally agrees to lend to the Borrowers and the Borrowers may borrow (and may repay and reborrow) from time to time between the Closing Date and the Revolving Credit Maturity Date, such amounts as are requested by the Borrowers up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested and the payment or prepayment of outstanding Revolving Credit Loans or unreimbursed draws on Letters of Credit with the proceeds of such borrowing) at any one time equal to such Bank's Revolving Credit Commitment; provided, however, that (without duplication) the maximum aggregate principal amount of all Revolving Credit Loans outstanding (after giving effect to the amounts requested and the payment or prepayment of outstanding Revolving Credit Loans or unreimbursed draws on Letters of Credit with the proceeds of such borrowing), plus the aggregate principal amount of all Swingline Loans outstanding, plus the aggregate Stated Amount of Letters of Credit outstanding at such time, plus the aggregate amount of all unreimbursed draws under outstanding Letters of Credit, shall not at any time exceed the Total Revolving Credit Commitment in effect at such time, and provided, further, that at the time the Borrowers request a Revolving Credit Loan and after giving effect to the making thereof, no Default or Event of Default has occurred and is continuing.

      The Revolving Credit Loans (but not the Swingline Loans) shall be made pro rata among the Banks having a Revolving Credit Commitment in accordance with the Commitment Percentage of the Revolving Credit Commitment of each Bank. If the aggregate principal amount of Revolving Credit Loans outstanding at any time, plus the aggregate principal amount of Swingline Loans outstanding at such time, plus the aggregate Stated Amount of Letters of Credit outstanding at such time, plus the aggregate amount of any unreimbursed draws under outstanding Letters of Credit shall at any time exceed the Total Revolving Credit Commitment in effect at such time, the Borrowers shall immediately pay to the Administrative Agent for the respective accounts of the Banks the amount of such excess. Any such payment shall be applied first to outstanding Swingline Loans, and any remainder shall be applied to outstanding Revolving Credit Loans. Failure to make such payment on demand shall be an Event of Default hereunder.

            (b) Swingline Loans.

            (i) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time from the Closing Date through, but not including, the Swingline Termination

                                     J-25-

Date; provided, that the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested and the payment or prepayment of outstanding Revolving Credit Loans or unreimbursed draws on Letters of Credit with the proceeds of such borrowing) at any time, shall not exceed the lesser of
(x) the Total Revolving Credit Commitment in effect at such time less the sum of
(A) all outstanding Revolving Credit Loans at such time, (B) the aggregate Stated Amount of Letters of Credit outstanding at such time, and (C) the aggregate amount of all unreimbursed draws under outstanding Letters of Credit at such time, and (y) the Swingline Commitment at such time, and provided further that after the Swingline Lender has received written notice from any Bank that a Default or Event of Default has occurred and stating that no new Swingline Loans are to be made during the continuance of such Default or Event of Default, the Swingline Lender shall not make any Swingline Loans until such Default or Event of Default has been cured or waived in accordance with the provisions of this Agreement. Swingline Loans hereunder may be used in anticipation of borrowing Revolving Credit Loans and for other short-term requirements and may be requested for a period of up to seven (7) days and shall be repaid and may be reborrowed in accordance with the terms hereof. Each Swingline Loan must be for an amount equal to at least $250,000. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan to the Borrowers by 4:00 p.m. on the Business Day of the requested borrowing, so long as the Swingline Loan has been requested by the Borrowers no later than 3:00 p.m. on such Business Day.

            (ii) Repayment. The Borrowers hereby absolutely and unconditionally jointly and severally promise to repay the outstanding principal amount of each Swingline Loan on the earliest to occur of: (x) the eighth day after the date on which such Swingline Loan was made, (y) the Swingline Termination Date or (z) demand by the Swingline Lender.

            (iii) Refunding and Conversion of Swingline Loans to Revolving Credit Loans.

                  (A) So long as the conditions of Section 3.2 (other than Section 3.2(b)) have been met, on the maturity of each Swingline Loan (which shall be no longer than seven (7) days after the making of such Swingline Loan), the Borrowers shall be deemed to have requested on such date a Revolving Credit Loan comprised solely of Base Rate Loans in the principal amount of such Swingline Loan. Such refundings of the Swingline Loan through the funding of such Revolving Credit Loans shall be made by the Banks having a Revolving Credit Commitment in accordance with their respective Commitment Percentages applicable to Revolving Credit Loans and shall thereafter be reflected as Revolving Credit Loans of such Banks on the books and records of the Administrative Agent (including the Loan Account).

                  (B) If an Event of Default has occurred and is continuing, Swingline Loans shall be refunded by the Banks having a Revolving Credit Commitment on demand by the Swingline Lender, in which case the Borrowers shall be deemed to have requested on such date of demand a Revolving Credit Loan comprised solely of

                                     J-26-

Base Rate Loans in the principal amount of such Swingline Loan. Such refundings of the Swingline Loan through the funding of such Revolving Credit Loans shall be made by the Banks having a Revolving Credit Commitment in accordance with their respective Commitment Percentages applicable to Revolving Credit Loans and shall thereafter be reflected as Revolving Credit Loans of such Banks on the books and records of the Administrative Agent (including the Loan Account). Each Bank having a Revolving Credit Commitment shall fund its respective Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon such demand by the Swingline Lender but in no event later than 2:00 p.m. on the next succeeding Business Day after such demand is made. No Bank's obligation to fund its respective Commitment Percentage of the repayment of a Swingline Loan shall be affected by any other such Bank's failure to fund its Commitment Percentage of such repayment, nor shall any Bank's Commitment Percentage be increased as a result of any such failure of any other such Bank to fund its Commitment Percentage. To the extent any Bank having a Revolving Credit Commitment does not fund its respective Commitment Percentage of any Revolving Credit Loan deemed to be made to the Borrowers pursuant to this Section, such Bank shall be deemed a Delinquent Bank and the Borrowers shall repay such amounts to the Swingline Lender in accordance with the provisions of Section 8.3(c) as if such Loan were a Revolving Credit Loan for which a Bank did not advance its share to the Administrative Agent.

                  (C) The Borrowers hereby authorize the Administrative Agent to charge any account maintained with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of any Swingline Loans when due (x) to the extent amounts received from the Banks having a Revolving Credit Commitment are not sufficient to repay in full the outstanding Swingline Loans required to be refunded pursuant to Section 2.1(b)(iii)(B), and (y) to satisfy the Borrowers' obligations pursuant to clause
(D) below. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrowers from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Banks having a Revolving Credit Commitment.

                  (D) If at any time the Borrowers receive notice from the Swingline Lender that the aggregate principal amount of all Revolving Credit Loans outstanding, plus the aggregate principal amount of all Swingline Loans outstanding (including the Swingline Loan for which demand for payment is then made by the Swingline Lender pursuant to this subsection), plus the aggregate Stated Amount of Letters of Credit outstanding at such time, plus the aggregate of all unreimbursed draws under outstanding Letters of Credit, equals or exceeds the Total Revolving Credit Commitment at such time, the Borrowers shall repay the amount of such excess upon demand by the Swingline Lender, which payment shall be applied first to the Swingline Loans and thereafter to the Revolving Credit Loans outstanding.

                  (E) Each Bank having a Revolving Credit Commitment acknowledges and agrees that its obligation to refund Swingline Loans with Revolving Credit Loans in accordance with the terms of this Section 2.1(b) is absolute and

                                     J-27-
unconditional and shall not be affected by any circumstance whatsoever, including, in any event, non-satisfaction of the conditions set forth in Section 2.1(a) or Article III. Further, each Bank having a Revolving Credit Commitment agrees and acknowledges that if, prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.1(b), one of the events described in
Section 7.1(f) or (g) shall have occurred, each such Bank will, on the date the applicable Revolving Credit Loan would have been made pursuant to Section 2.1(b)(iii) hereof, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Commitment Percentage (applicable to Revolving Credit Loans) of the aggregate amount of such Swingline Loan. Each Bank having a Revolving Credit Commitment will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swingline Lender has received from any Bank having a Revolving Credit Commitment such Bank's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded).

                  (F) Each Bank's Commitment Percentage applicable to any Swingline Loan shall be identical to its Commitment Percentage applicable to Revolving Credit Loans, if any.

            (c) Term Loan A. Subject to the terms and conditions set forth in this Agreement, each of the Banks having a Term Loan A Commitment severally agrees to lend to the Borrowers on the Closing Date, and the Borrowers agree to borrow on such date and repay in accordance with Section 2.12, an amount equal to such Bank's Term Loan A Commitment.

            (d) Loan Account. The Administrative Agent shall enter Loans and advances made by the Banks to the Borrowers pursuant to this Agreement (including, without limitation, on account of any Letters of Credit) as debits in the Loan Account. The Administrative Agent shall also record in the Loan Account all payments made by the Borrowers on account of the Loans and may also record therein, in accordance with customary accounting practices, other debits and credits, including customary banking charges and all interest, fees, charges and expenses chargeable to the Borrowers under this Agreement. The debit balance of the Loan Account shall reflect the amount of the Borrowers' Obligations hereunder and shall be considered correct absent manifest error.

      2.2. Records; Notes.

            (a) Banks' Records. Each Bank will note (manually or electronically) on its records with respect to each Loan made by it (i) the date and amount of such Loan, (ii) whether such Loan is a Revolving Credit Loan, a Swingline Loan or a portion of Term Loan A, (iii) the interest rate and Interest Period, if any, applicable to such Loan, and (iv) each payment and prepayment of the principal thereof.

                                     J-28-

            (b) Administrative Agent's Records. The Administrative Agent shall keep records regarding the Loans, the Letters of Credit and this Agreement in accordance with its customary procedures for agented credits.

            (c) Prima Facie Evidence. The entries made in the records maintained pursuant to subsections (a) and (b) above shall, to the extent not prohibited by applicable law, be prima facie evidence of the existence and amount of the obligations of the Banks and the Borrowers recorded therein; provided, however, that the failure of the Administrative Agent or any Bank, as the case may be, to make any notation on its records shall not affect the Borrowers' obligations in respect of the Loans, the Letters of Credit or this Agreement.

            (d) Notes. Upon the request of any Bank (including the Swingline Lender) to the Administrative Agent and B&N, the Borrowers agree, at their expense, to execute and deliver to the Administrative Agent for the account of such Bank one or more promissory notes evidencing the Loan or Loans of such Bank to the Borrower, in substantially the form of Exhibit A-1 or Exhibit A-2, as applicable, attached hereto.

      2.3. Conversion; Continuation. Provided that no Default or Event of Default shall have occurred and be continuing, and subject to and in accordance with the provisions of Section 2.4(a), (x) the Borrowers may convert all or any part (in an amount equal to at least $5,000,000 and additional increments of $1,000,000) of any outstanding Loan (other than Swingline Loans) into a Loan of the other type provided for in this Agreement in the same aggregate principal amount, on any Business Day (provided, that, in the case of a conversion of a LIBOR Loan on a day other than the last day of the Interest Period applicable to such LIBOR Loan, the Borrower pay any amounts due under Section 2.15) and (y) the Borrowers may continue a LIBOR Loan as a LIBOR Loan on the last day of the Interest Period applicable to such LIBOR Loan. The Borrower shall give the Administrative Agent and the Banks prior notice of each such conversion or continuation (which notice shall be effective upon receipt) in accordance with
Section 2.4. All such conversions and continuations shall be made pro rata in accordance with each Bank's Commitment Percentage applicable to the type of Loan being converted or continued.

      2.4. Notice and Manner of Borrowing, Continuation or Conversion of Loans.

            (a) Whenever the Borrowers desire to obtain or continue a Loan hereunder or convert an outstanding Loan into a Loan of the other type provided for in this Agreement, the Borrowers shall notify the Administrative Agent (which notice shall be irrevocable) by telecopy or telephone (i) with respect to Base Rate Loans, received no later than 1:00 p.m. on the date on which the requested Loan is to be made or continued as or converted to a Base Rate Loan,
(ii) with respect to Swingline Loans, received no later than 3:00 p.m. on the day on which a Swingline Loan is to be made, and (iii) with respect to LIBOR Loans, received no later than 1:00 p.m. on the date that is three (3) Business Days before the day on which the requested Loan is to be made or continued as or converted to a LIBOR Loan, provided that no more than 10 LIBOR Loans may be

                                     J-29-
outstanding at any one time. Such notice by the Borrowers shall specify (i) the effective date and amount of each Loan to be obtained, continued or converted (or portion thereof to be continued or converted, as the case may be), subject to the limitations set forth in Section 2.1, (ii) the interest rate option to be applicable thereto, and (iii) the duration of the applicable Interest Period, if any (subject to the provisions of the definition of Interest Period and Section 2.9). Each LIBOR Loan must be for an amount equal to at least $5,000,000 and in additional increments of $1,000,000. Each such notification by telephone pursuant to Section 2.3 or this Section 2.4(a) (a "Notice of Borrowing or Conversion") shall be immediately followed by a written confirmation thereof by the Borrowers in substantially the form of Exhibit B hereto, provided that if such written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall be conclusive absent manifest error.

            (b) Subject to the terms and conditions hereof, (i) each Bank shall make available to the Administrative Agent, in immediately available funds, no later than 2:00 p.m. on the date upon which any Base Rate Loan or LIBOR Loan is to be made, such Bank's Commitment Percentage, if any, of the requested Loan, and (ii) the Swingline Lender shall make available to the Administrative Agent, in immediately available funds, no later than 4:00 p.m. on the date on which any Swingline Loan is to be made, the amount of such Swingline Loan to be made on such date. The Administrative Agent shall, in turn, make each Loan on the effective date specified therefor by crediting the amount of such Loan to the Borrowers' demand deposit account with the Administrative Agent. In no event shall the Administrative Agent (in its capacity as Administrative Agent) have any obligation to make any funding or shall any Bank be obligated to fund more than its Commitment Percentage, if any, of the requested Base Rate Loan or LIBOR Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Banks having a Revolving Credit Commitment as provided in Section 2.1(b).

      2.5. Fees.

      2.5.1. Fee Letters. The Borrowers shall pay to the Administrative Agent fees in the amounts and at the times outlined in the Fee Letters.

      2.5.2. Commitment Fee. The Borrowers shall pay to the Administrative Agent for the accounts of the Banks having a Revolving Credit Commitment in accordance with their respective Commitment Percentages of the Total Revolving Credit Commitment a commitment fee (the "Commitment Fee") computed at a rate per annum on the average daily aggregate amount, during each calendar quarter or portion thereof, of the unborrowed portion of the Total Revolving Credit Commitment in effect at such time, which rate shall be not less than, for each Rate Period, the percentage determined by reference to the Fixed Charge Coverage Ratio for the most recent four fiscal quarter period of the Borrower Affiliated Group, as set forth in the table below (provided that if the Borrowers have failed for more than 5 days to deliver the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c), respectively, the Commitment Fee in effect at the applicable time of reference shall

                                     J-30-
automatically be increased by .25% until such financial statements and compliance certificate are delivered):

                          Fixed Charge Coverage Ratio                 Commitment Fee
                          ---------------------------                 --------------
 Level I.           equal to or less than 1.65 to 1.00                     0.500%

Level II.           greater than 1.65 to 1.00 and equal to or              0.375%
                    less than 1.80 to 1.00

Level III.          greater than 1.80 to 1.00 and equal to or              0.250%
                    less than 2.50 to 1.00

Level IV.           greater than 2.50 to 1.00                              0.200%

Commitment fees shall be payable quarterly in arrears on the last Business Day of each fiscal quarter beginning on October 30, 2004 (with the first such payment being calculated for the entire fiscal quarter in which the Closing Date occurs but without duplication of any commitment fee to be paid under the Existing Credit Agreement) and on the Revolving Credit Maturity Date. For purposes of calculating the Commitment Fee, outstanding Revolving Credit Loans, outstanding Swingline Loans, outstanding Letters of Credit and unreimbursed draws under Letters of Credit shall be included, without duplication, in determining the borrowed portion of the Total Revolving Credit Commitment.

      2.5.3. Utilization Fee. For each day on which Utilization is (i) greater than or equal to 33% of the Total Revolving Credit Commitment as in effect on such day, but less than 66% of the Total Revolving Credit Commitment as in effect on such day, there shall be a utilization fee (the "Utilization Fee") payable to the Administrative Agent for the ratable account of the Banks having a Revolving Credit Commitment, on the aggregate amount of all Revolving Credit Loans and Swingline Loans outstanding on such day, which Utilization Fee will be computed for each such day at the rate of 0.125% per annum, and (ii) greater than or equal to 66% of the Total Revolving Credit Commitment as in effect on such day, there shall be a Utilization Fee payable to the Administrative Agent for the ratable account of the Banks having a Revolving Credit Commitment, on the aggregate amount of all Revolving Credit Loans and Swingline Loans outstanding on such day, which Utilization Fee will be computed for each such day at the rate of 0.250% per annum. The Utilization Fee shall be payable quarterly in arrears on the last Business Day of each fiscal quarter beginning on October 30, 2004 and on the Revolving Credit Maturity Date (with the first such payment being calculated for the entire fiscal quarter in which the Closing Date occurs but without duplication of any utilization fee to be paid under the Existing Credit Agreement).

      2.6. Reduction of Total Revolving Credit Commitment. The Borrowers may from time to time by written notice delivered to the Administrative Agent at least one Business Day prior to the date of the requested reduction, reduce by a minimum amount

                                     J-31-
of $5,000,000, and in additional increments of $1,000,000, any unborrowed portion of the Total Revolving Credit Commitment. No reduction of the Total Revolving Credit Commitment shall be subject to reinstatement.

      2.7. Increases in Total Revolving Credit Commitment. The Borrowers, with the consent of the Administrative Agent and each Bank whose Revolving Credit Commitment will be increasing, shall have the right to cause the Total Revolving Credit Commitment to increase by an amount not at any time exceeding $100,000,000 (the "Increase"), in which event the Administrative Agent will amend Schedule 1 to reflect the increased Revolving Credit Commitment of each Bank that has agreed in writing to an increase and to add any third party financial institution that may have become a party to, and a "Bank" under, this Agreement in connection with the Increase; provided, however, that it shall be a condition precedent to the effectiveness of the Increase that the Increase Conditions shall have been satisfied. In the event that the Increase results in any change to the Commitment Percentages applicable to Revolving Credit Loans of any Banks, then on the effective date of such Increase in the Total Revolving Credit Commitment (i) any new Bank, and any existing Bank whose Revolving Credit Commitment has increased, shall pay to the Administrative Agent such amounts as are necessary to fund its new or increased Commitment Percentages of all existing Revolving Credit Loans, (ii) the Administrative Agent will use the proceeds thereof to pay to all Banks whose Commitment Percentage is decreasing such amounts as are necessary so that each such Bank's participation in existing Revolving Credit Loans will be equal to its adjusted Commitment Percentage applicable to such Loans, and (iii) if the effective date of such Increase in the Total Revolving Credit Commitment occurs on a date other than the last day of an Interest Period applicable to any outstanding LIBOR Loan, the Borrowers will be responsible for any amounts payable pursuant to Section 2.15 on account of the payments made pursuant to clause (ii) above.

      2.8. Duration of Interest Periods.

            (a) Subject to the provisions of the definition of "Interest Period," the duration of each Interest Period applicable to a LIBOR Loan shall be as specified in the applicable Notice of Borrowing or Conversion. The Borrowers shall have the option to elect a subsequent Interest Period to be applicable to such Loan by giving notice of such election to the Administrative Agent received no later than 10:00 a.m. on the date that is 3 Business Days before the end of the then applicable Interest Period if such Loan is to be continued as or converted to a LIBOR Loan.

            (b) If the Administrative Agent does not receive a notice of election of duration of an Interest Period for a LIBOR Loan pursuant to subsection (a) above within the applicable time limits specified therein, or if, when such notice must be given, an Event of Default exists, the Borrowers shall be deemed to have elected to convert such Loan in whole into a Base Rate Loan on the last day of the then current Interest Period with respect thereto.

                                     J-32-

            (c) Notwithstanding the foregoing, the Borrowers may not select an Interest Period that would end, but for the provisions of the definition of Interest Period, after the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable.

      2.9. Interest Rates and Payments of Interest.

            (a) (i) Each Revolving Credit Loan or portion of Term Loan A which is a Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable Base Rate Margin, which rate shall change contemporaneously with any change in the Base Rate. Such interest shall be payable on the last Business Day of any fiscal quarter in which a Base Rate Loan is outstanding hereunder, and when such Loan is due (whether at maturity, by reason of acceleration or otherwise).

                  (ii) Each Swingline Loan shall bear interest at a fixed rate quoted to the Borrower by the Swingline Lender in its discretion, provided that such quoted rate shall not exceed the Base Rate in effect on the day of quotation. Interest on Swingline Loans shall be payable, and the Borrowers hereby absolutely and unconditionally jointly and severally promise to pay such interest, when such Swingline Loan is due and payable, or when such Swingline Loan is actually paid, if earlier.

            (b) Each Revolving Credit Loan or portion of Term Loan A which is a LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Adjusted LIBOR Rate plus the Applicable LIBOR Margin. Such interest (including any adjustments made in the Administrative Agent's discretion consistent with the definition of Adjusted LIBOR Rate to take into consideration any change in the Reserve Percentage) shall be payable for such Interest Period (i) on the earlier of the last day of such Interest Period and, if such Interest Period is longer than three months, at quarterly intervals after the first day of such Interest Period and (ii) when such LIBOR Loan is due (whether at maturity, by reason of acceleration or otherwise).

            (c) (x) For purposes of this Section 2.9 but subject to Section 2.5.3, with reference to Revolving Credit Loans, (i) the "Applicable Base Rate Margin" shall be not less than, for each Rate Period, the percentage determined by reference to the Fixed Charge Coverage Ratio for the most recent four fiscal quarter period of the Borrower Affiliated Group, as set forth in Table 1 below, and (ii) the "Applicable LIBOR Margin" shall be equal to, for each Rate Period, the percentage determined by reference to the Fixed Charge Coverage Ratio for the most recent four fiscal quarter period of the Borrower Affiliated Group, as set forth in Table 1 below:

                                     J-33-

                                     Table 1

                             Revolving Credit Loans

                                                        Applicable       Applicable
                      Fixed Charge Coverage              Base Rate         LIBOR
                              Ratio                       Margin           Margin
                      ---------------------             ----------       ----------
Level I.           equal to or less than 1.65 to           0.25%           1.875%
                   1.00

Level II.          greater than 1.65 to 1.00 and           0.00%           1.625%
                   equal to or less than 1.80 to
                   1.00

Level III.         greater than 1.80 to 1.00 and           0.00%           1.375%
                   equal to or less than 2.15 to
                   1.00

Level IV.          greater than 2.15 to 1.00 and           0.00%           1.125%
                   equal to or less than 2.50 to
                   1.00

Level V.           greater than 2.50 to 1.00               0.00%           0.875%

            (y) For purposes of this Section 2.9, with reference to the Term Loan A, (i) the "Applicable Base Rate Margin" shall be 0.00%, and (ii) the "Applicable LIBOR Margin" shall be equal to (A) not less than 1.375% from the Closing Date through the second Business Day after the date of the Administrative Agent's receipt and satisfactory review of the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c), respectively, for the fiscal quarter of the Borrower Affiliated Group ending October 30, 2004 (provided that it could be more than 1.375% based upon the financial statements received by the Administrative Agent for the fiscal quarter of the Borrower ending July 31, 2004), and (B) thereafter, for each Rate Period, the percentage determined by reference to the Fixed Charge Coverage Ratio for the most recent four fiscal quarter period of the Borrower Affiliated Group, as set forth in Table 2 below:

                                     Table 2

                                   Term Loan A

                                                        Applicable
                      Fixed Charge Coverage               LIBOR
                               Ratio                      Margin
                      ---------------------             ----------
Level I.           equal to or less than 2.15 to          1.500%
                   1.00

                                     J-34-

Level II.          greater than 2.15 to 1.00 and          1.375%
                   equal to or less than 2.50 to
                   1.00

Level III.         greater than 2.50 to 1.00              1.250%

For purposes of determining the Applicable Base Rate Margin and the Applicable LIBOR Margin, the Fixed Charge Coverage Ratio will be tested quarterly, commencing with the fiscal quarter of the Borrower Affiliated Group ending October 30, 2004, based on the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c), respectively. For purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective two Business Days after the date on which the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c), respectively, is delivered to the Administrative Agent, together with a notice to the Administrative Agent (which shall be verified by the Administrative Agent) specifying any change in the Applicable Base Rate Margin and the Applicable LIBOR Margin, and if the Borrowers have failed for more than 5 days to deliver the financial statements and compliance certificate required to be delivered pursuant to Sections 5.1(b) and 5.1(c), respectively, the Applicable Base Rate Margin and the Applicable LIBOR Margin in effect at the applicable time of reference shall automatically be increased by .25% until such financial statements and compliance certificate are delivered. The Borrowers absolutely and unconditionally jointly and severally promise to pay all such interest referenced to in this Section 2.9 to the Administrative Agent for the ratable benefit of the applicable Banks as and when such interest is due.

      2.10. Protective Provisions.

      2.10.1. Inability to Determine Adjusted LIBOR Rate. In the event, prior to the commencement of any Interest Period relating to any LIBOR Loan, the Administrative Agent shall determine in its good faith judgment or be notified by the Required Banks that adequate and reasonable methods do not exist for ascertaining the Adjusted LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Loan during such Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Banks) to the Borrowers and the Banks. In such event (a) any Notice of Borrowing or Conversion with respect to LIBOR Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each LIBOR Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make LIBOR Loans shall be suspended until the Administrative Agent or the Required Banks, as applicable, determine that the circumstances giving rise to such suspension no longer exist, whereupon the

                                     J-35-

Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Required Banks, shall so notify the Borrowers and the Banks.

      2.10.2. Illegality. Notwithstanding any other provisions herein, if any Change in Law shall make it unlawful for any Bank to make or maintain LIBOR Loans, such Bank shall forthwith give notice of such circumstances to the Borrowers and the other Banks and thereupon the commitment of such Bank to make or continue LIBOR Loans or convert Base Rate Loans to LIBOR Loans shall forthwith be suspended and such Bank's LIBOR Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Loans or within such earlier period as may be required by law. The Borrowers hereby agree promptly to pay the Administrative Agent for the account of such Bank, upon demand by such Bank, any additional amounts as such Bank may in good faith determine to be necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this Section 2.10.2, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its LIBOR Loans hereunder.

      2.10.3. Additional Costs, etc. After the Closing Date, if any Change in Law shall:

            (a) subject any Bank or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment or Loans (other than Covered Taxes and Income Taxes); or

            (b) materially change the basis of taxation (except for changes in Income Taxes of such Bank or the Administrative Agent) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Administrative Agent under this Agreement or any of the other Loan Documents; or

            (c) without duplication of any amount required to be paid pursuant to Section 2.11, impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank; or

            (d) impose on any Bank or the Administrative Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of Loans or commitments of which any of the Loans or such Bank's Commitment forms a part;

and the result of any of the foregoing is:

                                     J-36-

                  (i) in the good faith determination of an Affected Bank, to materially increase the cost to such Bank of making, funding, issuing, renewing, extending or maintaining any of the LIBOR Loans or such Bank's Commitment; or

                  (ii) to reduce the amount of principal, interest, or other amount payable to such Bank or the Administrative Agent hereunder on account of such Bank's Commitment or any of the LIBOR Loans; or

                  (iii) to require such Bank or the Administrative Agent to make any payment or to forego any interest or other sum payable hereunder in relation to LIBOR Loans, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Administrative Agent from the Borrowers hereunder, then, in each such case and to the extent that the amount of such additional cost, reduction, payment, foregone interest or other sum is not reflected in the Adjusted LIBOR Rate, the Borrowers will, upon demand made by such Bank (with a copy to the Administrative Agent) or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Administrative Agent such additional amounts as will be sufficient to compensate such Bank or the Administrative Agent for such additional cost, reduction, payment or foregone interest or other sum (without duplication for recovery of such amounts under any other provision hereof), provided, however, that the Borrowers shall not be liable to any Bank or the Administrative Agent for costs incurred more than 90 days prior to the receipt by the Borrowers of such demand for payment from such Bank or (as the case may be) the Administrative Agent unless such costs were incurred prior to such 90-day period as a result of such Change in Law being retroactive to a date which occurred prior to such 90-day period, and provided further that the Borrowers are treated no differently than such Bank's other similarly-situated customers.

      2.10.4. Claims by Affected Banks; Borrowers' Right to Replace Banks. Before giving any notice to the Borrowers and the other Banks of a claim (whether for compensation or to be excused from an otherwise applicable obligation) under Section 2.10.2, 2.10.3, 2.11 or 2.13, the Affected Bank shall use commercially reasonable efforts to designate a different lending office with respect to its LIBOR Loans or other Loans if such designation would avoid the need for giving such notice and would not, in the judgment of such Affected Bank, be illegal or otherwise disadvantageous to the Affected Bank. Any claim under any of Sections 2.10.2, 2.10.3, 2.11 or 2.13 shall be delivered to the Borrowers promptly after the Affected Bank has determined that it is entitled to such claim. Upon the Borrowers' receipt of any such claim, the Borrowers may:
(i) request one or more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Commitment; or (ii) designate a replacement bank or financial institution satisfactory to the Administrative Agent in its reasonable discretion. If one or more of the other Banks in its sole discretion agrees to acquire all or part of such Affected Bank's

                                     J-37-

Loans and Commitment or if such a satisfactory replacement bank or financial institution is designated, the Affected Bank shall promptly assign all or such part of its Loans and Commitment in accordance with Section 9.10(ii), and in connection with such assignment, the Affected Bank shall have received the aggregate principal amount of, and any interest accrued and unpaid to the effective date of the assignment on, the outstanding Loans, if any, of such Affected Bank plus any accrued but unpaid Commitment Fees and Utilization Fees and other amounts, if any, owing to such Affected Bank as of the effective date of such assignment.

      2.11. Capital Requirements. If after the date hereof the Administrative Agent or any Bank in good faith determines that (i) any Change in Law or any new or changed guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (ii) compliance by the Administrative Agent or any Bank or its parent bank holding company with any guideline, request or directive adopted after the date hereof of any such authority regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on the Administrative Agent's or such Bank's or such holding company's capital as a consequence of the Administrative Agent's or such Bank's commitment to make Loans hereunder and other commitments of the type hereunder to a level below that which the Administrative Agent or such Bank or such holding company could have achieved but for such adoption, change or compliance (taking into consideration the Administrative Agent's or such Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by the Administrative Agent or such Bank to be material, then the Administrative Agent shall promptly notify the Borrower thereof. The Borrowers agree to pay to the Administrative Agent or such Bank the amount of such reduction of capital as and when such reduction is in good faith determined, upon presentation by the Administrative Agent or such Bank of a written statement in the amount and setting forth in reasonable detail the Administrative Agent's or such Bank's calculation thereof, which statement shall be deemed true and correct absent manifest error. In determining such amount, the Administrative Agent or such Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Borrowers shall not be liable to any Bank or the Administrative Agent for such reductions with respect to events that occurred more than 90 days prior to the receipt by the Borrowers of such demand for payment from such Bank or (as the case may be) the Administrative Agent unless such reductions were with respect to events that occurred prior to such 90-day period.

      2.12. Payments and Prepayments of the Loans.

            (a) The Borrowers hereby absolutely and unconditionally jointly and severally promise to pay the entire principal amount of the Revolving Credit Loans, and the entire principal amount of the Revolving Credit Loans shall be absolutely due and payable by each Borrower to the Banks, on the Revolving Credit Maturity Date. The Borrowers hereby absolutely and unconditionally jointly and severally promise to pay the entire principal amount of Term Loan A, and the entire principal amount of Term Loan A

                                     J-38-
shall be absolutely due and payable by each Borrower to the Banks, on the Term Loan A Maturity Date. All of the other Indebtedness relating to the Revolving Credit Commitments evidenced by the Loan Documents shall, if not sooner paid, also be absolutely due and payable by the Borrowers to the Banks on the Revolving Credit Maturity Date and all of the other Indebtedness relating to Term Loan A or otherwise evidenced by the Loan Documents shall, if not sooner paid, also be absolutely due and payable by the Borrowers to the Banks on the Term Loan Maturity Date.

            (b) (x) Revolving Credit Loans that are Base Rate Loans may be voluntarily prepaid at any time, without premium or penalty, upon not less than one Business Day's prior written notice to the Administrative Agent and each Bank. Swingline Loans may be prepaid at any time with same day written notice to the Swingline Lender, provided such notice is received by 3:00 p.m. Subject to the provisions of Section 2.15, Revolving Credit Loans that are LIBOR Loans may be voluntarily prepaid at any time, without premium or penalty, upon not less than two Business Days' prior written notice to the Administrative Agent and each Bank having a Revolving Credit Commitment. Any interest accrued on the amounts so prepaid to the date of such payment must be paid at the time of any such payment. No voluntary prepayment of the Revolving Credit Loans or Swingline Loans prior to the Revolving Credit Maturity Date shall affect the Total Revolving Credit Commitment or impair the Borrowers' right to borrow as set forth in Section 2.l. Partial prepayments of the Revolving Credit Loans shall be in an amount equal to $2,500,000 or additional increments of $1,000,000. In the case of any partial payment of the Revolving Credit Loans, the total amount of such partial payment shall be allocable among the Revolving Credit Loans subject to adjustment as provided in Section 8.5, pro rata in accordance with the Commitment Percentage of each Bank having a Revolving Credit Commitment.

            (y) Any portions of Term Loan A that are Base Rate Loans may be voluntarily prepaid at any time, in whole or in part, without premium or penalty, upon not less than one Business Day's prior written notice to the Administrative Agent and each Bank having a Term Loan A Commitment. Subject to the provisions of Section 2.15, any portions of Term Loan A that are LIBOR Loans may be voluntarily prepaid at any time, in whole or in part, without premium or penalty, upon not less than two Business Days' prior written notice to the Administrative Agent and each Bank having a Term Loan A Commitment. Any interest accrued on the amounts so prepaid to the date of such payment must be paid at the time of any such payment. Partial prepayments of Term Loan A shall be in an amount equal to $10,000,000 or additional increments of $5,000,000. In the case of any partial payment of Term Loan A, the total amount of such partial payment shall be allocable to the Banks having a Term Loan A Commitment pro rata in accordance with each such Bank's Commitment Percentage relating to Term Loan A, subject to adjustment as provided in Section 8.5. No portion of Term Loan A that is prepaid may be reborrowed.

            (c) The Borrowers shall be required to make mandatory prepayments of the Loans as set forth below (each a "Mandatory Prepayment"), such payments being due

                                     J-39-
and payable on the day on which any Net Proceeds are received by the Borrowers or any other member of the Borrower Affiliated Group:

            (i) an amount equal to 100% of the Net Proceeds received by the Borrowers or any other member of the Borrower Affiliated Group from the sale or other disposition of any of its assets, other than Equity Securities (in one or more transactions), except for (x) sales of inventory wholly in the ordinary course of business, (y) any one or more sales of assets not in the ordinary course of business having an aggregate fair market value of less than or equal to $35,000,000 in any fiscal year and (z) sales of obsolete equipment or other assets no longer used or useful in the business of the Borrower Affiliated Group; and

            (ii) an amount equal to 100% of the Net Proceeds received from the sale of any Equity Securities (including the Equity Securities of the Affiliated Subsidiaries) by the Borrowers or any other member of the Borrower Affiliated Group, provided that in the case of any sale of the Equity Securities of GameStop Corp., in addition to the payment of such Net Proceeds, the Total Revolving Credit Commitment shall be automatically and permanently reduced by an amount equal to the following: (x) if the Fair Market Value of the Equity Securities of GameStop Corp. retained by B&N (after giving effect to such sale) equals or exceeds $250,000,000, then by the lesser of (A) the Fair Market Value of the Equity Securities sold and (B) $200,000,000, or (y) if the Fair Market Value of the Equity Securities so retained (after giving effect to such sale) is less than $250,000,000, then by $200,000,000. In no event shall the Total Revolving Credit Commitment be required to be reduced to an amount less than $400,000,000 as a result of a sale of the Equity Securities of GameStop Corp., and provided, further, that notwithstanding anything to the contrary contained herein, no reduction of the Total Revolving Credit Commitment shall be required if (1) B&N's long-term debt ratings are Baa3 and BBB- or higher or (2) B&N or any other member of the Borrower Affiliated Group receives Equity Securities in exchange for the Equity Securities of GameStop Corp. (so long as such Equity Securities are pledged to the Administrative Agent as collateral for the Obligations).

                  The issuance of Equity Securities as a result of the exercise by employees, officers and directors of stock options or similar rights shall not be deemed a sale of Equity Securities for purposes of this Section 2.12(c).

                                     J-40-

            Mandatory Prepayments shall be applied ratably (based on outstanding principal balances at the time of prepayment) to the outstanding Revolving Credit Loans and Swingline Loans, on the one hand, and the outstanding Term Loan A, on the other hand, provided that solely in the case of the sale of the Equity Securities of GameStop Corp., the Mandatory Prepayment of Net Proceeds that is required with respect to such sale (and any potential reduction of the Total Revolving Credit Commitment) pursuant to clause (c)(ii) above shall be applied only to the Revolving Credit Loans and Swingline Loans and shall not be applied to Term Loan A or to the reduction of the Term Loan A Commitments. Mandatory Prepayments applied to the Revolving Credit Loans and Swingline Loans shall be allocable first to the Swingline Lender to reduce any outstanding Swingline Loans and then shall be allocable to each Bank having a Revolving Credit Commitment in accordance with each such Bank's Commitment Percentage applicable to Revolving Credit Loans. Mandatory Prepayments applied to Term Loan A shall be allocable to each Bank having a Term Loan A Commitment in accordance with each such Bank's Commitment Percentage applicable to Term Loan A. Mandatory Prepayments of LIBOR Loans shall be made subject to the provisions of Section 2.15.

      2.13. Method of Payment; Withholding Tax Exemption.

            (a) All payments and prepayments of principal and all payments of interest and other amounts due in respect of Loans shall be made by the Borrowers to the Administrative Agent, for the respective accounts of the Banks or (as the case may be) the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, in immediately available funds, free and clear of, and without any deduction or withholding for, any taxes (other than Income Taxes) (all such taxes (other than Income Taxes) imposed by withholding or deduction, "Covered Taxes") or other payments unless required by law, and without set-off, recoupment or counterclaim. All payments and collections received after 3:00 p.m. will be deemed applied to the outstanding Loans one day after the Administrative Agent's receipt of such payments in immediately available funds. If Covered Taxes are required to be withheld or deducted by law, the Borrowers shall pay additional amounts so that after the required withholding or deduction the Banks and the Administrative Agent receive the amount they would have received had no such deduction or withholding been required; provided, however, that the Borrowers shall not be required to pay any additional amounts with respect to (i) Income Taxes, or (ii) amounts owing to a Bank that (x) is not incorporated under the laws of the United Sates of America or a state thereof, and (y) has not delivered to the Administrative Agent the forms required by
Section 2.13(b) below (other than pursuant to the proviso at the end of such Section 2.13(b)).

            (b) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof (herein, a "Foreign Bank") agrees that it will deliver to each of B&N and the Administrative Agent (or, in the case of a Participant or an Assignee, to the Bank from which the Commitment was transferred) two duly completed and executed copies of either U.S. Internal Revenue

                                     J-41-

Service Form W-8BEN (relating to an exemption under an applicable treaty) or Form W-8ECI (or any subsequent versions thereof or successors thereof), certifying in either case that such Foreign Bank is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes. Each Foreign Bank which so delivers a Form W-8BEN (relating to an exemption under an applicable treaty) or Form W-8ECI further undertakes to deliver to each of the Borrowers and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Administrative Agent, in each case certifying that such Foreign Bank is entitled to receive payments under this Agreement and the Notes (if any) without deduction or withholding of any United States federal income taxes; provided, however, that such requirement will not apply to a Foreign Bank if any Change in Law has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Foreign Bank from duly completing and delivering any such form with respect to it and such Foreign Bank advises the Borrowers and the Administrative Agent in writing that it is no longer capable of receiving payments without any deduction or withholding of United States federal income taxes.

            (c) If there is any Change in Law after the Closing Date, and the result thereof is that any Bank or the Administrative Agent becomes subject to Covered Taxes, the Borrowers shall pay additional amounts so that after the required withholding or deduction the Banks and the Administrative Agent receive the amount they would have received had no such deduction or withholding been required, provided, however, that the relevant Bank shall timely file the appropriate forms to reduce the amount of required withholding or deduction to the lowest applicable rate to which such Bank is entitled.

            (d) For any period with respect to which a Bank has failed to provide the Borrowers with the appropriate form described in (i) Section 2.13(b) above (other than pursuant to the proviso thereto) or (ii) the proviso to
Section 2.13(c) above, such Bank shall not be entitled to any additional payments under Section 2.10 or this Section 2.13 with respect to Covered Taxes imposed by reason of such failure; provided, however, that in the event of a failure described in the proviso to Section 2.13(c), such Bank shall be entitled to such an additional payment to the extent of the amount of Covered Taxes to which such Bank would be subject even if it delivered the appropriate form required by the proviso to Section 2.13(c); and provided, further, however, that should a Bank become subject to Covered Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as the Bank reasonably shall request to assist the Bank to recover such Covered Taxes.

            (e) If a Bank or the Administrative Agent receives a refund or credit in respect of any Covered Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 2.13, it shall, reasonably promptly after the date of such receipt, pay over the

                                     J-42-
amount of such refund or credit to the Borrowers, net of all reasonable out-of-pocket expenses of such Bank or the Administrative Agent in obtaining such refund (it being agreed that if such expenses are expected by such Bank or the Administrative Agent to be material, such Bank or the Administrative Agent will attempt in good faith to consult with the Borrower prior to incurring such expenses) and without interest (other than interest paid by the relevant taxation authority with respect to such refund); provided that the Borrowers, upon the written request of such Bank or the Administrative Agent, agrees to repay the amount paid over to the Borrowers (plus penalties, interest or other reasonable charges) to such Bank or the Administrative Agent in the event such Bank or the Administrative Agent is required to repay such refund or credit to such taxation authority.

            (f) If the Borrowers are required to pay additional amounts to any Bank or the Administrative Agent pursuant to this Section 2.13, then such Bank shall use commercially reasonable efforts to designate a different lending office with respect to its LIBOR Loans if such designation would avoid such additional payment and would not, in the good faith judgment of such Bank, be illegal or otherwise disadvantageous to the Bank.

            (g) The Borrowers authorize the Administrative Agent to charge to any deposit account which a Borrower may maintain with the Administrative Agent, at maturity or otherwise when due, the principal, interest, fees, charges, and expenses provided for in this Agreement or any other document executed and delivered in connection herewith, or to advance to the Borrowers and to charge to it as a Revolving Credit Loan a sum sufficient to pay such principal, interest, fees, charges, expenses or additional amounts, with advice thereafter sent to a Financial Officer of B&N in accordance with the Administrative Agent's customary practice.

      2.14. Default Rate Interest, etc.

            (a) Upon the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent or the Required Banks, all amounts outstanding hereunder or under any other Loan Document (including, without limitation, all principal, interest and fees outstanding) shall bear interest from and including the due date thereof until paid, compounded daily and payable on demand, at a rate per annum equal to (i) if such due date occurs prior to the end of an Interest Period, 2.0% above the interest rate applicable to such Loan for such Interest Period until the expiration of such Interest Period, and thereafter, 2.0% above the rate then applicable to Base Rate Loans; and (ii) in all other cases, 2.0% above the rate then applicable to Base Rate Loans.

            (b) Upon the occurrence and during the continuance of an Event of Default, at the request of the Administrative Agent or the Required Banks, the Letter of Credit fees payable under Section 2.18 shall be increased to a rate per annum equal to 2.0% above the rate applicable thereto prior to the occurrence thereof.

                                     J-43-

      2.15. Payments Not at End of Interest Period. If the Borrowers for any reason makes any payment of principal with respect to any LIBOR Loan on any day other than the last day of an Interest Period applicable to such LIBOR Loan, or fails to borrow or continue or convert to a LIBOR Loan after giving a Notice of Borrowing or Conversion pursuant to Section 2.4, the Borrowers shall pay to the Administrative Agent for the respective accounts of the Banks an amount computed pursuant to the following formula:

                               L = (R - T) x P x D
                                   ---------------
                                         360

      L = amount payable to the Administrative Agent for the accounts of the Banks

      R =   interest rate on such Loan

      T = yield to maturity of any readily marketable bond or other obligation of the United States, selected at the Administrative Agent's sole discretion, maturing on or near the last day of the then applicable Interest Period of such Loan and in approximately the same amount as such Loan

      P =   the amount of principal prepaid or the amount of the requested Loan

      D = the number of days remaining in the Interest Period as of the date of such payment or the number of days of the requested Interest Period

The Borrowers shall pay such amount upon presentation by the Administrative Agent of a statement setting forth the amount and the Administrative Agent's calculation thereof (in reasonable detail) pursuant hereto, which statement shall be deemed prima facia evidence of the amount owed.

      2.16. Computation of Interest and Fees; Maximum Interest. Interest and all fees payable hereunder on account of Base Rate Loans and Swingline Loans (including the fees payable pursuant to Section 2.5.3) shall be computed daily on the basis of a year of 365/366 days and paid for the actual number of days for which due. Interest and all fees payable hereunder on account of LIBOR Rate Loans and the fees payable pursuant to Section 2.5.2 shall be computed daily on the basis of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment may be made on the next succeeding Business Day (subject to clause (i) of the definition of Interest Period), and such extension shall be included in computing interest in connection with such payment. Notwithstanding any other term of this Agreement, the other Loan Documents or any other document referred to herein or therein, the maximum amount of interest which may be charged to or collected from any person liable hereunder or under other Loan Documents by any Bank shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under applicable law (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended), so that the maximum of all amounts constituting interest under applicable law, howsoever computed, shall never exceed as to any Person liable therefor such lawful maximum, and any term of this Agreement, the

                                     J-44-

Letter of Credit applications, the other Loan Documents or any other document referred to herein or therein which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this paragraph.

      2.17. Letters of Credit.

      (a) Upon the terms and subject to the conditions of this Agreement, and in reliance upon the representations, warranties and covenants of the Borrowers made herein, each Issuing Bank agrees to issue, under the joint responsibilities of the Banks having a Revolving Credit Commitment, to the extent permitted by law and subject to the Uniform Custom Practices of the International Chamber of Commerce governing Letters of Credit (Publication No. 500 or any successor thereto), one or more Letters of Credit on the application of and for the account of the Borrowers, during the period from the Closing Date to 30 days prior to the Revolving Credit Maturity Date; provided that the Stated Amount of Letters of Credit outstanding at any time, plus the aggregate amount of all unreimbursed draws under such outstanding Letters of Credit, shall not at any time exceed the L/C Availability in effect at such time; and provided, further that at the time the Borrowers request the issuance of a Letter of Credit and after giving effect to the issuance thereof, there has not occurred and is not continuing a Default or an Event of Default. It is understood and agreed by the parties hereto that amounts drawn under such Letters of Credit shall become immediately due and payable by the Borrowers to the Issuing Bank, for the ratable accounts of the Administrative Agent and the Banks having a Revolving Credit Commitment, and shall bear interest at the rate then applicable to Revolving Credit Loans that are Base Rate Loans, and, if not paid forthwith, shall, (i) if there is Availability, be added to the Loan Account as Revolving Credit Loans and shall be immediately due and payable upon the Revolving Credit Maturity Date (or, if earlier, upon acceleration of the Loans), and (ii) if there is insufficient Availability, be immediately due and payable, bearing interest until paid at the rate set forth in Section 2.14.

      (b) To minimize the risk of issuance of any Letter of Credit that would exceed the then-current L/C Availability, each Issuing Bank that is not the Administrative Agent shall, prior to becoming an Issuing Bank, agree with the Administrative Agent and the Borrowers as to reporting and other procedures to be followed by such Issuing Bank prior to and following the issuance of each Letter of Credit, so as to minimize the risk of issuance of any Letter of Credit that might exceed the then-current L/C Availability and to permit the Administrative Agent to accurately bill the Borrowers and account to the Banks for Letter of Credit fees payable for the account of the Banks. Notwithstanding the foregoing, the Borrowers acknowledge that it is the unconditional obligation of the Borrowers to ensure that at no time shall any Letter of Credit be drawn or outstanding that exceeds the then-current L/C Availability.

      (c) Upon the issuance of each Letter of Credit by the Issuing Bank, each Bank having a Revolving Credit Commitment shall be deemed to automatically have purchased a participation in such Letter of Credit in accordance with its Commitment Percentage,

                                     J-45-
and each such Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage thereof, to reimburse the Issuing Bank on demand for the amount of each draft paid by such Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant hereto. In addition, all Letters of Credit shall, unless the Administrative Agent and the Banks having a Revolving Credit Commitment otherwise agree in writing, have a stated expiration date not to exceed one year and shall, in any event, expire not later than five (5) days prior to the Revolving Credit Maturity Date.

      (d) To evidence such Letters of Credit, the Borrowers shall enter into, with the Issuing Bank, the Administrative Agent and the Banks having a Revolving Credit Commitment, such agreements and execute such customary instruments and documents as the Issuing Bank, the Administrative Agent and the Banks having a Revolving Credit Commitment reasonably require, including, but not limited to, a letter of credit application and agreement.

      2.18. Letter of Credit Fees. A per annum Letter of Credit fee shall be payable to the Administrative Agent, for the ratable accounts of the Banks having a Revolving Credit Commitment, (a) on each standby Letter of Credit at a rate per annum equal to the Applicable LIBOR Margin applicable to Revolving Credit Loans then in effect multiplied by the face amount of such Letter of Credit, and (b) on each documentary Letter of Credit at a rate per annum equal to one-half of the Applicable LIBOR Margin applicable to Revolving Credit Loans then in effect multiplied by the face amount of such Letter of Credit. Such Letter of Credit fees for each Letter of Credit shall be payable quarterly in arrears on the last Business Day of each fiscal quarter. In addition, the Borrowers shall pay to the Issuing Bank, solely for the account of the Issuing Bank, such documentary issuing, processing, amendment, negotiation fees for document examination, and other administrative fees as are customarily charged by the Issuing Bank on Letters of Credit (including, without limitation, a fronting fee of not more than 0.125% multiplied by the face amount of the Letter of Credit payable on the issuance thereof), which fees and charges shall be payable when required by such Issuing Bank.

      2.19. [Reserved.]

      2.20. Interdependence of Borrower Affiliated Group. In order to induce each of the Banks to enter into this Agreement and the other Loan Documents to which it is a party, and grant the Loans hereunder and issue the Letters of Credit, B&N and the other Borrowers, on behalf of themselves and each other member of the Borrower Affiliated Group, jointly and severally represents and warrants that:

            (a) the business of each member of the Borrower Affiliated Group shall benefit from the successful performance of the business of each other member of the Borrower Affiliated Group, and the Borrower Affiliated Group as a whole;

                                     J-46-

            (b) each member of the Borrower Affiliated Group has cooperated to the extent necessary and shall continue to cooperate with each other member of the Borrower Affiliated Group to the extent necessary in the development and conduct of each other member of the Borrower Affiliated Group's business, and shall to the extent necessary share and participate in the formulation of methods of operation, distribution, leasing, inventory control, and other similar business matters essential to each member of the Borrower Affiliated Group's business;

            (c) the failure of any member of the Borrower Affiliated Group to cooperate with all other members of the Borrower Affiliated Group in the conduct of their respective businesses shall have an adverse impact on the business of each other member of the Borrower Affiliated Group, and the failure of any member of the Borrower Affiliated Group to associate or cooperate with all other members of the Borrower Affiliated Group is reasonably likely to impair the goodwill of such other members of Borrower Affiliated Group and the Borrower Affiliated Group as a whole; and

            (d) each member of the Borrower Affiliated Group is accepting joint and several liability for the Obligations on the terms and conditions set forth in the Subsidiary Guaranty and represents and warrants that the financial accommodations being provided hereby are for the mutual benefit, directly and indirectly, of each member of the Borrower Affiliated Group.

      2.21. Interest Rate Protection Agreements. No repayment or prepayment arising on account of any change in the Total Revolving Credit Commitment or Term Loan A pursuant to Section 2.6, Section 2.7 or Section 2.12 shall affect any of the obligations of any member of the Borrower Affiliated Group under any Interest Rate Protection Agreement.

                                   SECTION III

                               CONDITIONS OF LOANS

      3.1. Conditions Precedent to Term Loan A and this Agreement. The obligation of the Banks having a Term Loan A Commitment to make the Term Loan A on the Closing Date is subject to the fulfillment on the Closing Date of each of the following conditions precedent:

      3.1.1. Loan Documents.

            (i) Each of the Amendment Documents shall have been duly and properly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect on and as of the Closing Date.

            (ii) Executed original counterparts of each of the Amendment Documents shall have been furnished to the Administrative Agent.

                                     J-47-

      3.1.2. Legality of Transactions. No change in applicable law or regulation shall have occurred as a consequence of which it shall have become and continue to be unlawful for the Borrowers, any other member of the Borrower Affiliated Group, the Administrative Agent or any of the Banks to perform any of their agreements or obligations under any of the Loan Documents to which they are a party on the Closing Date.

      3.1.3. Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrowers and each other member of the Borrower Affiliated Group to the Administrative Agent and the Banks in this Agreement or the other Loan Documents (a) shall be true and correct when made,
(b) shall, for all purposes of this Agreement, be deemed to be repeated on and as of the Closing Date, and (c) shall be true and correct on and as of such date.

      3.1.4. Performance, Consents, No Defaults, Litigation, Etc. The Borrowers and each other member of the Borrower Affiliated Group shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in any of the Loan Documents to which it is a party or by which it is bound which are required to be performed, complied with or observed on the Closing Date. All necessary consents and/or waivers in connection with the consummation of the transactions contemplated by the Loan Documents shall have been obtained by the Borrowers and the other members of the Borrower Affiliated Group and copies thereof shall have been delivered to the Administrative Agent and the Banks. No event shall have occurred on or prior to the Closing Date and be continuing on such Closing Date, and no condition shall exist on such Closing Date, which constitutes a Default or an Event of Default. No litigation or other proceeding, and no tax matter, ERISA matter or Environmental Claim shall be continuing, or pending or threatened in writing, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

      3.1.5. Bringdown Certificate Regarding Charter Documents. The Administrative Agent shall have received from each of the Borrowers and the other members of the Borrower Affiliated Group a certificate executed by a duly authorized officer of each of the Borrowers and such other members of the Borrower Affiliated Group certifying that since the closing of the Existing Credit Agreement (or such later applicable date), there have been no changes to
(i) its charter or other formation documents, as in effect on the date of delivery to the Administrative Agent, and (ii) where applicable, its by-laws or limited liability company agreement as in effect on such date.

      3.1.6. Proof of Entity Action. The Administrative Agent shall have received from each of the Borrowers and each other member of the Borrower Affiliated Group a copy, certified by a duly authorized officer of each of the Borrowers and such other member of the Borrower Affiliated Group to be true and complete on the Closing Date, of records of all corporate and other entity action taken by each of the Borrowers and such member of the Borrower Affiliated Group to authorize, as applicable (i) its

                                     J-48-
execution and delivery of the Amendment Documents to which it is or is to become a party, (ii) its performance of all of its agreements and obligations under each of such documents, and (iii) any borrowings and other transactions contemplated by this Agreement (including, without limitation, the due authorization of any Increase which may become effective pursuant to Section 2.7).

      3.1.7. Incumbency Certificate. The Administrative Agent shall have received from each of the Borrowers and each other member of the Borrower Affiliated Group an incumbency certificate, dated the Closing Date and signed by the appropriate duly authorized officers of each of the Borrowers and such other member of the Borrower Affiliated Group, and giving the name and bearing a specimen signature of each individual who shall be authorized, as applicable:
(i) to sign, in the name and on behalf of each of the Borrowers and such other member of the Borrower Affiliated Group, each of the Loan Documents to which it is or is to become a party; (ii) to make application for the Loans or conversion thereof; and (iii) to give notices or to take other action on its behalf under the Loan Documents.

      3.1.8. Proceedings and Documents, Etc. All corporate, company, governmental and other proceedings in connection with the transactions contemplated by the Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Administrative Agent shall have reasonably requested. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, all reports, audits or certifications reasonably requested by it.

      3.1.9. Good Standing; Reports, Etc. The Administrative Agent shall have received a long-form certificate of the Secretary of State of the respective jurisdictions of formation of each of the Borrowers and each other member of the Borrower Affiliated Group as to each of the Borrower's and such other member of the Borrower Affiliated Group's legal existence and good standing in such state and listing all documents on file in the office of said Secretary of State. The Administrative Agent shall also have received copies of certificates of qualification to do business from any jurisdictions in which any of the Borrowers or any other member of the Borrower Affiliated Group is required to be qualified, except in such jurisdictions where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

      3.1.10. Fees. The Borrowers shall have complied with its obligations under
Section 2.5 to pay the fees described in the Fee Letter dated as of July 1, 2004, and the Borrowers shall have paid all reasonable legal fees and expenses and other reasonable fees and expenses incurred by the Administrative Agent in connection with the consummation of the transactions contemplated by this Agreement.

      3.1.11. Legal Opinion. The Administrative Agent shall have received a written legal opinion, addressed to the Administrative Agent and the Banks, dated the Closing

                                     J-49-

Date, from Bryan Cave LLP, counsel to the Borrower Affiliated Group, in form and substance reasonably satisfactory to the Administrative Agent.

      3.1.12. Financial Condition. The Administrative Agent and the Banks shall be satisfied that there has been no material adverse change in the business, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Borrower Affiliated Group taken as a whole since January 31, 2004.

      3.1.13. Security Documents; U.C.C. Search Reports; Insurance; Patents, Trademarks and Copyrights. The Security Documents and the appropriate financing statements (in the name of the Borrower and each other member of the Borrower Affiliated Group) and other documents in respect thereto and necessary to enable the Administrative Agent to perfect a legal, valid and enforceable first-priority security interest thereunder for the benefit of the Banks, shall have been duly executed by each of the Borrower and such other members of the Borrower Affiliated Group, and filed or recorded, as applicable, in all appropriate filing offices or other locations necessary for the perfection of such first-priority interests, and all other actions necessary for the perfection of such interests shall have been completed. The Administrative Agent shall have received reports concerning the results of searches of the Patent and Trademark Office and Uniform Commercial Code filing offices for any Borrower or other member of the Borrower Affiliated Group that was not a member of the Borrower Affiliated Group under the Existing Credit Agreement made no more than 30 days prior to the Closing Date. The Administrative Agent shall have received the original stock certificates (or other evidence of the applicable Equity Securities, if any), together with stock powers (or the equivalent thereof) endorsed in blank, for all of the issued and outstanding capital stock certificates (or other evidence of the applicable Equity Securities, if any) of
(x) each member of the Borrower Affiliated Group except the Borrower and (y) the Affiliated Subsidiaries, to the extent such stock certificates (or other Equity Securities, if any) is owned by the Borrower.

      3.1.14. Solvency. The Administrative Agent and the Banks shall have received reasonably satisfactory evidence that the Borrowers and each other member of the Borrower Affiliated Group is solvent, and will be solvent after giving effect to the Loans to be made hereunder on the Closing Date.

      3.2. Conditions Precedent to all Loans and Letters of Credit. The obligation of the Swingline Lender to make each Swingline Loan and of each Bank to make each Loan and issue each Letter of Credit, including the Term Loan A, or continue or convert Loans to Loans of the other type, is further subject to the following conditions:

            (a) timely receipt by the Administrative Agent and the Banks of the Notice of Borrowing or Conversion as provided in Section 2.4(a);

            (b) the representations and warranties contained in Section IV shall be true and accurate in all material respects on and as of the date of such Notice of Borrowing or Conversion and on the effective date of the making, continuation or

                                     J-50-
conversion of each Loan or issuance of such Letter of Credit as though made at and as of each such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing, or would result from such Loan or Letter of Credit;

            (c) the resolutions referred to in Section 3.1.6 shall remain in full force and effect; and

            (d) no change shall have occurred in any law or regulation or interpretation thereof that, in the opinion of counsel for the Administrative Agent or any Bank, would make it illegal or against the policy of any governmental agency or authority for such Bank to make Loans or issue Letters of Credit hereunder.

      The making of each Loan shall be deemed to be a representation and warranty by the Borrowers on the date of the making, continuation or conversion of such Loan as to the accuracy of the facts referred to in subsection (b) of this Section 3.2.

                                   SECTION IV

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Administrative Agent and the Banks to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, each Borrower jointly and severally and on behalf of itself and each other member of the Borrower Affiliated Group, represents and warrants to the Administrative Agent and each Bank that:

      4.1. Organization and Qualification. Each Borrower and each other member of the Borrower Affiliated Group (a) is an entity duly incorporated, organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or other formation as indicated on Exhibit D hereto, (b) has all requisite corporate, partnership, limited liability company or other power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is duly qualified and in good standing as a foreign corporation, foreign limited liability company, foreign limited partnership or other entity and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

      4.2. Entity Authority. The execution, delivery and performance of each of the Loan Documents to which each Borrower or any other member of the Borrower Affiliated Group is a party and the transactions contemplated hereby and thereby are within the corporate, limited liability company, partnership or other power and authority of such Borrower or such member of the Borrower Affiliated Group and have been authorized by all necessary corporate or other entity proceedings, and do not and will not

                                     J-51-

(a) require any consent or approval of any creditors, trustees for creditors, shareholders, members or partners of such Borrower or such member of the Borrower Affiliated Group (other than any such consent that has been obtained prior to the Closing Date and delivered to the Administrative Agent), (b) contravene any provision of the charter documents, by-laws or other organizational documents of such Borrower or such member of the Borrower Affiliated Group or any law, rule or regulation applicable to such Borrower or such member of the Borrower Affiliated Group, (c) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on such Borrower or such member of the Borrower Affiliated Group other than those that could not reasonably be expected to have a Material Adverse Effect, or (d) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of such Borrower or such member of the Borrower Affiliated Group.

      4.3. Valid Obligations. Each of the Loan Documents to which a Borrower or any other member of the Borrower Affiliated Group is a party and all of their respective terms and provisions are the legal, valid and binding obligations of such Borrower or such member of the Borrower Affiliated Group enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and general principles of equity.

      4.4. Consents or Approvals. The execution, delivery and performance of each of the Loan Documents to which the Borrower or any other member of the Borrower Affiliated Group is a party and the transactions contemplated herein and therein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party, except filings under the Uniform Commercial Code and with the Patent and Trademark Office in connection with the Collateral.

      4.5. Title to Properties; Absence of Encumbrances. Each of the Borrowers and each other member of the Borrower Affiliated Group has good title to all of the properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties, assets and rights as are reflected in the most recent of the Initial Financial Statements (except such properties, assets or rights as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances except Permitted Encumbrances, and, except as so disclosed, free from all defects of title that might have a Material Adverse Effect. All such properties and assets and all properties which are leaseholds are free and clear of all material title defects or objections, liens, claims, charges, security interests and other Encumbrances of any nature whatsoever except Permitted Encumbrances, and are not, in the case of real property, subject to any rights of way, building, use or other restrictions, easements, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (i) provisions of existing building and zoning laws, provided that such provisions would not materially interfere with any Borrower's or

                                     J-52-
any other member of the Borrower Affiliated Group's use of such properties, (ii) liens for current taxes not yet due, (iii) as otherwise disclosed on Exhibit D hereto, and (iv) other Permitted Encumbrances. The rights, properties and other assets presently owned, leased or licensed by each of the Borrowers and each other member of the Borrower Affiliated Group and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit each such Borrower and such member of the Borrower Affiliated Group to conduct its businesses in all material respects in the same manner as its businesses have been conducted prior to the date hereof. At the time any Borrower or any other member of the Borrower Affiliated Group pledges, sells, assigns or transfers to the Administrative Agent any instrument, document of title, security, chattel paper or other property (including Accounts and Intellectual Property Rights) or any proceeds or products thereof, or any interest therein, such Borrower or such member of the Borrower Affiliated Group shall be the lawful owner thereof and shall have good right to pledge, sell, assign or transfer the same; none of such properties shall have been pledged, sold, assigned or transferred to any Person other than the Administrative Agent or in any way encumbered; and such Borrower or such member of the Borrower Affiliated Group shall defend the same against the claims and demands of all Persons.

      4.6. Material Contracts. As of the date of this Agreement, except as set forth on Exhibit D, neither any Borrower nor any other member of the Borrower Affiliated Group is a party to any contract, agreement or license which is material to the operations or business of such Borrower or any other member of the Borrower Affiliated Group.

      4.7. Financial Statements. B&N has furnished to the Administrative Agent and the Banks the Consolidated balance sheet of B&N as of January 31, 2004 and the related Consolidated statements of income, changes in stockholders' equity and cash flow of B&N for the fiscal year ended January 31, 2004, and related footnotes, audited and certified by BDO Seidman without qualification and prepared in accordance with GAAP (the "Initial Financial Statements"). All the Initial Financial Statements were prepared in accordance with GAAP and present fairly the Consolidated financial position of B&N as of such dates and the Consolidated results of the operations of B&N for such periods. There are no liabilities, contingent or otherwise, not disclosed in any of the Initial Financial Statements that involve a material amount.

      4.8. Changes. Since February 2, 2002 or the date of the Initial Financial Statements, no Material Adverse Effect has occurred.

      4.9. Defaults. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

      4.10. Taxes. Each of the Borrowers and each other member of the Borrower Affiliated Group has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other governmental charges due from the Borrowers or such other member of the Borrower Affiliated Group have been fully paid (other than any amount the validity of which is currently being contested in good faith and with respect

                                     J-53-
to which adequate reserves have been established therefor). Neither any Borrower nor any other member of the Borrower Affiliated Group has executed any waiver of limitations in respect of tax liabilities. Each member of the Borrower Affiliated Group has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

      4.11. Litigation. Except as set forth on Exhibit D hereto, there is no litigation, arbitration, claim, proceeding or investigation pending or, to the Borrowers' knowledge, threatened against any Borrower or any other member of the Borrower Affiliated Group that, individually or in the aggregate, if adversely determined could reasonably be expected to have a Material Adverse Effect. With respect to the matter(s) set forth on Exhibit D hereto, since the date of this Agreement, there has been no change in the status of such matter from what is disclosed that could reasonably be expected to have a Material Adverse Effect.

      4.12. Subsidiaries. As of the date of this Agreement, no member of the Borrower Affiliated Group has any Subsidiaries except as set forth on Exhibit D hereto with respect to each such member of the Borrower Affiliated Group. As of the date of this Agreement, none of the Affiliated Subsidiaries has any Subsidiaries, except as set forth on Exhibit D. As of the date of this Agreement, no Inactive Subsidiary conducts any business, owns or leases any assets or properties or has any material liability to any Person.

      4.13. Investment Company Act. Neither any Borrower nor any other member of the Borrower Affiliated Group is subject to regulation under the Investment Company Act of l940, as amended.

      4.14. Compliance with ERISA. Except as set forth in Exhibit D hereto, each of the Borrowers, each other member of the Borrower Affiliated Group, and each member of the Controlled Group, have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and no Prohibited Transaction or Reportable Event has occurred with respect to any Plan.

      4.15. Environmental Matters. Except as specifically disclosed in Exhibit D hereto, there are (a) no violations by any member of the Borrower Affiliated Group of any Environmental Law, and (b) no Environmental Claims, in either case, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      4.16. Disclosure. No representations and warranties made by any member of the Borrower Affiliated Group in this Agreement, any other Loan Document or in any other agreement, instrument, document, certificate, statement or letter furnished to the Administrative Agent, the Arranger, or the Banks by or on behalf of any member of the Borrower Affiliated Group, and no other factual information heretofore or

                                     J-54-
contemporaneously furnished by or on behalf of any member of the Borrower Affiliated Group to the Administrative Agent, the Arranger or the Banks, in connection with any of the transactions contemplated by any of the Loan Documents contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances in which they are made. Except as disclosed herein or therein, there is no fact currently known to any Borrower which could reasonably be expected to cause a Material Adverse Effect.

      4.17. Solvency. Both before and after giving effect to all Indebtedness incurred by the Borrowers on the Closing Date, neither any Borrower nor any other member of the Borrower Affiliated Group (i) is Insolvent, or will be rendered Insolvent by the Indebtedness incurred in connection therewith, (ii) will be left with unreasonably small capital with which to engage in its business, even allowing for a reasonable margin of error in the projections of the future performance of the Borrowers and such other members of the Borrower Affiliated Group, (iii) will have incurred Indebtedness beyond its ability to pay such Indebtedness as it matures, or (iv) will fail to have assets (both tangible and intangible) having a present fair salable value in excess of the amount required to pay the probable liability on its then existing debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent).

      4.18. Compliance with Statutes, etc. Each of the Borrowers and each other member of the Borrower Affiliated Group is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except for such non-compliances as could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect. Without limitation of the foregoing, each of the Borrowers is in compliance with, and neither the entering into of the Loan Documents or the use of the proceeds of the Loans will violate: any law, rule or regulation relating to anti-terrorism or money laundering, including the Anti-Terrorism Order, the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

      4.19. Capitalization. On and as of the Closing Date, the authorized capital stock or other equity, and the number of issued and outstanding shares of capital stock or other equity, of the Borrowers, each other member of the Borrower Affiliated Group and the Affiliated Subsidiaries is as described in Exhibit D. All such outstanding shares of capital stock or other equity of the Borrowers, each other member of the Borrower Affiliated Group and the Affiliated Subsidiaries have been duly and validly issued, in compliance with all legal requirements relating to the authorization and issuance of shares of capital stock or other equity, and are fully paid and non-assessable.

      4.20. Labor Relations. Neither any Borrower nor any other member of the Borrower Affiliated Group is engaged in any unfair labor practice in violation of any

                                     J-55-
applicable law or order of any court or governmental authority that could reasonably be expected to have a Material Adverse Effect. Except as disclosed on Exhibit D, there is (i) no unfair labor practice complaint pending or, to any Borrower's knowledge, threatened against any Borrower or any other member of the Borrower Affiliated Group before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Borrower or any other member of the Borrower Affiliated Group or, to the knowledge of any Borrower Affiliated Group, threatened against it, and (ii) no labor dispute, slowdown or stoppage pending against any Borrower or any other member of the Borrower Affiliated Group or, to the knowledge of the Borrower Affiliated Group, threatened against any Borrower or any other member of the Borrower Affiliated Group that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. To the knowledge of any Borrower, no union representation question exists with respect to the employees of any Borrower or any other member of the Borrower Affiliated Group and no union organizing activities are taking place.

      4.21. Certain Transactions. As of the date of this Agreement, except as set forth on Exhibit D, none of the officers, partners, directors, or employees of any member of the Borrower Affiliated Group is presently a party to any transaction with any other member of the Borrower Affiliated Group (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, partner, director or such employee or, to the knowledge of the Borrower Affiliated Group, any corporation, partnership, trust or other entity in which any officer, partner, director, or any such employee or natural person related to such officer, partner, director or employee or other Person in which such officer, partner, director or employee has a direct or indirect beneficial interest, has a substantial direct or indirect beneficial interest or is an officer, director, trustee or partner.

      4.22. Restrictions on the Borrower Affiliated Group. No member of the Borrower Affiliated Group is a party to or bound by any contract, agreement or instrument, or subject to any charter or other corporate restriction, that has or could reasonably be expected to have a Material Adverse Effect.

      4.23. Leases. Members of the Borrower Affiliated Group are tenants or lessees under certain real property leases, occupancy agreements, assignments, subleases or other similar agreements (herein individually referred to as a "Lease" and collectively referred to as the "Leases"). The Borrowers and the other members of the Borrower Affiliated Group are party to such Leases as are necessary to permit the Borrowers and such other members of the Borrower Affiliated Group to conduct their respective businesses in all material respects in the same manner as their respective businesses have been conducted prior to the date hereof. Neither the tenant (or lessee) nor, to the knowledge of any Borrower, the landlord (or lessor), under any Lease is in default under the applicable Lease or has given or received any notice of cancellation or termination of such Lease or

                                     J-56-
condemnation of the leased premises that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      4.24. Franchises, Patents, Copyrights, Etc. Except as otherwise set forth on Exhibit D hereto, each of the Borrowers and each other member of the Borrower Affiliated Group possesses all franchises, patents, copyrights, trademarks, tradenames, service marks, licenses and permits, and rights in respect of the foregoing (collectively, "Intellectual Property Rights"), adequate for the conduct of its business as substantially now conducted without known conflict with any rights of others and, in each case, free of any Encumbrance that is not a Permitted Encumbrance. Without limitation of the foregoing, B&N has the perpetual license to use the name "Barnes & Noble, Inc." in the operation of its business as currently conducted without any conflict with any rights of others (the "B&N License").

      4.25. Collateral. All of the Obligations of the Borrower Affiliated Group to the Administrative Agent and the Banks under or in respect of the Loan Documents will, at all times from and after the execution and delivery of each of the Security Documents, be entitled to the benefits of and be secured by each of such Security Documents to the extent provided therein.

                                    SECTION V

                              AFFIRMATIVE COVENANTS

      So long as any Bank has any commitment to make Loans or issue Letters of Credit hereunder or any Loan or other Obligation hereunder remains outstanding, each of the Borrowers jointly and severally covenant as follows on behalf of itself and each other member of the Borrower Affiliated Group:

      5.1. Financial Statements and other Reporting Requirements. The Borrowers shall furnish to the Administrative Agent:

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower Affiliated Group, a Consolidated balance sheet of B&N as of the end of, and a related Consolidated statement of income, changes in stockholders' equity and cash flow for, such year, prepared in accordance with GAAP and audited and certified without qualification by BDO Seidman, LLP, or a "Big Four" accounting firm, or another nationally recognized accounting firm reasonably acceptable to the Administrative Agent;

            (b) as soon as available, but in any event within 45 days after the end of each fiscal quarter of the Borrower Affiliated Group, a Consolidated balance sheet of B&N as of the end of, and a related Consolidated statement of income, changes in stockholders' equity and cash flow for, the portion of the fiscal year then ended and for the fiscal quarter then ended, prepared in accordance with GAAP (without footnotes) and

                                     J-57-
certified by a Financial Officer of the Borrower, but subject, however, to normal, recurring year-end adjustments that shall not in the aggregate be materially adverse;

            (c) concurrently with the delivery of each financial statement pursuant to subsections (a) and (b) of this Section 5.l, a report in substantially the form of Exhibit F hereto signed on behalf of the Borrower Affiliated Group by a Financial Officer of the Borrower, and including, without limitation, computations in reasonable detail evidencing compliance with the covenants contained in Sections 6.5 through 6.8 hereof, inclusive, and a representation by such officer that no Default or Event of Default has occurred or is continuing;

            (d) promptly upon the filing thereof, copies of all registration statements, proxy statements and annual, quarterly, monthly or other reports which B&N or any other member of the Borrower Affiliated Group files with the Securities and Exchange Commission (including without limitation, copies of all reports on Form 8-K that the Borrower files with the Securities and Exchange Commission);

            (e) if and when any Borrower or any other member of the Borrower Affiliated Group gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan that might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that any member of the Controlled Group or the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC or, if such notice is not given to the PBGC, a description of the content of the notice that would be required to be given;

            (f) immediately upon becoming aware of the existence of any condition or event (i) that constitutes a Default or Event of Default, or (ii) affecting any Borrower or any other member of the Borrower Affiliated Group which could reasonably be expected to have a Material Adverse Effect, written notice thereof specifying the nature thereof and the action being or proposed to be taken with respect thereto; and immediately upon receipt thereof, copies of any notice (whether formal or informal) of any cancellation, termination or material change in any insurance maintained by any member of the Borrower Affiliated Group;

            (g) promptly upon becoming aware of any litigation or of any investigative proceedings by any Person, including, without limitation, any governmental agency or authority commenced or threatened against any Borrower or any other member of the Borrower Affiliated Group of which it has notice, or of a material change in any such existing litigation or proceedings, the outcome of which could reasonably be expected to have a Material Adverse Effect, written notice thereof and the action being or proposed to be taken with respect thereto;

            (h) promptly upon becoming aware of any investigative proceedings by a governmental agency or authority commenced or threatened against any Borrower or any other member of the Borrower Affiliated Group regarding any potential violation of

                                     J-58-

Environmental Laws or any spill, release, discharge or disposal of any Hazardous Material, in either case, the outcome of which could have a Material Adverse Effect, written notice thereof, copies of all correspondence, reports and other materials furnished to or prepared by any member of the Borrower Affiliated Group (or its representatives) in connection therewith and the action being or proposed to be taken with respect thereto;

            (i) at least 30 days' prior written notice of any change in its name or corporate form or state or organization or any change in the name or names under which any Borrower's or any other member of the Borrower Affiliated Group's business is transacted; and, without prejudice to Sections 5.2(d) and
(e) or the requirements of a Permitted Acquisition, promptly after the formation or acquisition thereof, but in no event less frequently than quarterly, a list of all new Subsidiaries of each Borrower or any of its Subsidiaries; and promptly after entering into any contract, agreement or license which is material to the operations or business of a Borrower or any other member of the Borrower Affiliated Group, but in no event less frequently than quarterly, a list of such new contracts, agreements and licenses;

            (j) from time to time, with reasonable promptness, such other financial data and other information or documents (financial or non-financial) about the Borrowers and each other member of the Borrower Affiliated Group (including accountants' management letters) as the Administrative Agent or any Bank (through the Administrative Agent) may reasonably request.

      5.2. Conduct of Business. Each Borrower shall, and shall cause each other member of the Borrower Affiliated Group to:

            (a) duly observe and comply in all material respects with all applicable laws and requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets (including without limitation all Environmental Laws and ERISA), and shall maintain and keep in full force and effect the B&N License and all other licenses and permits necessary in any material respect to the proper conduct of its business except where any such failure to keep such other licenses and permits could not reasonably be expected to have a Material Adverse Effect;

            (b)   maintain its corporate existence, except as permitted under
Section 6.4(b);

            (c) remain engaged in substantially the same lines of business as those in which it is now engaged, except that the Borrowers or any other member of the Borrower Affiliated Group may withdraw from any business activity which its Board of Directors reasonably deems unprofitable or unsound, provided that promptly after such withdrawal, the Borrowers shall provide the Administrative Agent with written notice thereof;

                                     J-59-

            (d) no more than 10 Business Days after forming or acquiring any wholly-owned Domestic Subsidiary (and to the extent that no material adverse tax consequences would result from a guaranty of the Obligations, any wholly-owned Foreign Subsidiary), deliver to the Administrative Agent such Subsidiary's agreement, in each case reasonably satisfactory to counsel for the Administrative Agent, that the Subsidiary shall be a member of the Borrower Affiliated Group, and shall be bound by the terms of this Agreement, the other Security Documents and the related documents, opinions and instruments as a Designated Co-Borrower or a Subsidiary Guarantor or otherwise as the Administrative Agent may determine in its sole discretion. Without limiting the foregoing, each such wholly-owned Domestic Subsidiary (and to the extent that no material adverse tax consequences would result from such guaranty, each such wholly-owned Foreign Subsidiary) shall deliver to the Administrative Agent a joinder agreement satisfactory to the Administrative Agent and a Subsidiary Guaranty in the form of Exhibit H (and other required Security Documents, if any), and B&N or other equityholders of such Domestic Subsidiary shall deliver to the Administrative Agent a Pledge Agreement in the form of Exhibit I. Notwithstanding the other provisions of this Agreement, Chelsea Insurance Company Ltd., a wholly-owned Domestic Subsidiary of B&N, will not be required to enter into the Subsidiary Guaranty or to become a guarantor of the Obligations, provided that (x) its GAAP total assets do not exceed $50,000,000 (exclusive of intercompany indebtedness) and (y) its sole purpose is to act as a captive insurance company for B&N and certain of its Subsidiaries;

            (e) no more than 10 Business Days after forming or acquiring any less than wholly-owned Subsidiary, any Foreign Subsidiary or a minority interest in any Person, deliver to the Administrative Agent a Pledge Agreement in the form of Exhibit I relating to pledging the equity of the Borrower Affiliated Group in such new Subsidiary, Foreign Subsidiary or minority-owned Person (provided that only 65% of any Foreign Subsidiary shall be required to be pledged); and

            (f) no Inactive Subsidiary shall (i) engage in any business, (ii) own or lease any assets, or (iii) incur any material liabilities to any Person without at least 30 days prior written notice to the Administrative Agent and compliance with the provisions of clauses (d) and/or (e) of this Section 5.2.

      Each Borrower hereby acknowledges that (a) Banc of America Securities LLC and/or the Administrative Agent will make available information and financial projections (collectively, "Borrower Materials") to the proposed syndicate of lenders by posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the proposed Lenders may be "public-side" Lenders (i.e., lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a "Public Lender"). Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," such Borrower shall be deemed to have authorized Banc of America Securities LLC, the Administrative Agent and the proposed Banks to treat

                                     J-60-
such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or its securities for purposes of United States federal and state securities laws; (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) Banc of America Securities LLC and the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor." Notwithstanding the foregoing, it is understood and agreed that the Borrowers shall have no obligation to make available any Borrower Materials to any Public Lender.

      5.3. Maintenance of Properties and Insurance. Each Borrower shall, and shall cause each other member of the Borrower Affiliated Group to, maintain its properties in good repair, working order and condition (normal wear and tear excepted) as required for the normal conduct of its business and from time to time the Borrowers will make or cause to be made, and cause each other member of the Borrower Affiliated Group to make or cause to be made, all necessary and proper repairs, renewals, replacements, additions and improvements thereto so that the Borrowers and such other members of the Borrower Affiliated Group may conduct their business substantially as conducted on the Closing Date and shall maintain or cause to be maintained all material Leases as may be required for the conduct of any Borrower's and each other member of the Borrower Affiliated Group's business. The Borrowers shall and shall cause each other member of the Borrower Affiliated Group to at all times maintain liability and casualty insurance with financially sound and reputable insurers in such amounts as the officers of the Borrowers and such other members of the Borrower Affiliated Group in the exercise of their reasonable judgment deem to be adequate. The Administrative Agent shall be named as loss payee and additional insured, as its interest may appear, and shall be given 30 days' prior written notice of any cancellation or modification of such insurance. If any Borrower or any other member of the Borrower Affiliated Group fails to provide such insurance, the Administrative Agent, in its sole discretion, may provide such insurance and charge the cost thereof to the Loan Account or to any Borrower's or any such other member of the Borrower Affiliated Group's deposit account with the Administrative Agent. Any payment not recovered from the Borrowers or any other member of the Borrower Affiliated Group shall bear interest at the Base Rate plus the Applicable Base Rate Margin then in effect applicable to Revolving Credit Loans. The Administrative Agent shall not, by the fact of approving, disapproving, accepting, obtaining or failing to obtain any such insurance, incur liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies or payment of lawsuits, and each Borrower and each other member of the Borrower Affiliated Group hereby expressly assumes full responsibility therefor and liability, if any, thereunder. The Borrowers shall, and shall cause each other member of the Borrower Affiliated Group to, furnish to the Administrative Agent certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing insurance provisions. The provisions of this Section 5.3 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance.

                                     J-61-

      5.4. Taxes. Each Borrower shall, and shall cause each other member of the Borrower Affiliated Group to, pay or cause to be paid all taxes, assessments or governmental charges on or against it or its properties on or prior to the time when they become due; provided that this covenant shall not apply to any tax, assessment or charge that is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP if no lien shall have been filed to secure such tax, assessment or charge.

      5.5. Inspection by the Administrative Agent. Each Borrower shall, and shall cause each other member of the Borrower Affiliated Group to, permit the Banks, through the Administrative Agent or the Administrative Agent's designee, at any time and from time to time in the Administrative Agent's reasonable discretion during regular business hours upon reasonable advance notice, to (i) visit and inspect the properties of the Borrowers and such other members of the Borrower Affiliated Group, and (ii) discuss the affairs, finances and accounts of the Borrowers and such other members of the Borrower Affiliated Group with its appropriate officers, employees and accountants, provided that when an Event of Default has occurred and is continuing the Administrative Agent may do any of the foregoing at any time during normal business hours and without reasonable advance notice. In handling such information the Administrative Agent and the Banks shall exercise the same degree of care that each exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received, except that disclosure of such information may be made (w) to the subsidiaries or affiliates of the Arranger, the Administrative Agent and each Bank in connection with their present or prospective business relations with the Borrower Affiliated Group,
(x) to prospective transferees or purchasers of an interest in the Loans, (y) as required by law, regulation, rule or order, subpoena, judicial order or similar order and (z) as may be required in connection with the examination, audit or similar investigation of the Arranger, the Administrative Agent or any Bank, and provided, however, that in the case of any disclosure made under clauses (w) or
(x), the Person to whom such disclosure is made shall agree to be subject to the same degree of care and confidentiality required of the Administrative Agent, the Banks and their representatives hereunder.

      5.6. Maintenance of Books and Records. Each Borrower shall, and shall cause each other member of the Borrower Affiliated Group to, keep adequate books and records of account, in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with GAAP and applicable law.

      5.7. Use of Proceeds. The proceeds of Term Loan A will be used by the Borrowers to repay a portion of the Revolving Credit Loans made under the Existing Credit Agreement and the proceeds of the Revolving Credit Loans will be used by the Borrowers to finance ongoing working capital needs of the Borrower Affiliated Group and for general corporate purposes for the Borrower Affiliated Group. Except as expressly set forth in the following sentence, no portion of any Loans shall be used for

                                     J-62-
the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U or X of the Board of Governors of the Federal Reserve System. B&N will be permitted to use Loan proceeds to purchase "margin security" or "margin stock" as such term is used Regulations U or X of the Board of Governors of the Federal Reserve System ("Regulations U or X") so long as (i) immediately upon giving effect to the purchase of such "margin security" or "margin stock", there is no violation of any of the so-called margin stock regulations set forth in Regulations U or X, and (ii) B&N shall complete in all respects any required forms (including, without limitation, Form FR U-1 and amendments thereto), with all attachments thereto (including a then current list of collateral which adequately supports all credit extended hereunder) pursuant to Regulations U or X and deliver such forms in a timely manner to the Administrative Agent.

      5.8. Pension Plans. With respect to any Plan, the benefits under which are guaranteed, in whole or in part, by the PBGC or any governmental authority succeeding to any or all of the functions of the PBGC, the Borrowers will, and will cause each other member of the Borrower Affiliated Group to, (i) fund each Plan as required by the provisions of Section 412 of the Code; (ii) cause each Plan to pay all benefits when due; and (iii) furnish the Administrative Agent
(a) promptly with a copy of any notice of each Plan's termination sent to the PBGC and (b) no later than the date of submission to the Department of Labor or to the Internal Revenue Service, as the case may be, a copy of any request for waiver from the funding standards or extension of the amortization periods required by Section 412 of the Code.

      5.9. Fiscal Year. Each of the Borrowers and each other member of the Borrower Affiliated Group shall have a fiscal year ending on the Saturday closest to January 31 of each year and shall notify the Administrative Agent of any change in such fiscal year (whereupon, notwithstanding the provisions of Section 9.8, the Administrative Agent and the Banks shall have the right to modify the timing of the financial covenants hereunder accordingly in order to correspond to any such change in fiscal year).

      5.10. Further Assurances. At any time and from time to time each Borrower shall, and shall cause each other member of the Borrower Affiliated Group to, execute and deliver such further instruments and take such further action as may reasonably be requested by the Administrative Agent or any Bank (through the Administrative Agent) to effect the purposes of the Loan Documents and the Security Documents.

                                     J-63-

                                   SECTION VI

                               NEGATIVE COVENANTS

      So long as any Bank has any commitment to make Loans and issue Letters of Credit hereunder or any Loan or other Obligation hereunder remains outstanding, each of the Borrowers covenants as follows on behalf of itself and each other member of the Borrower Affiliated Group:

      6.1. Indebtedness. The Borrowers shall not, and shall not permit any other member of the Borrower Affiliated Group to, create, incur, assume, guaranty or be or remain liable with respect to any Indebtedness other than the following:

            (a) Indebtedness of the Borrowers to the Administrative Agent or the Banks under any Loan Document and Guaranties of other members of the Borrower Affiliated Group in favor of the Administrative Agent or the Banks under any Loan Document;

            (b)   [Reserved];

            (c) Indebtedness in respect of Capitalized Leases and purchase money security interests of the Borrower Affiliated Group representing obligations permitted to be incurred by the terms of this Agreement and incurred in the ordinary course of business and consistent with past practices; provided, that the aggregate principal amount of Indebtedness permitted by this clause (c) shall not exceed $65,000,000 at any one time outstanding;

            (d) Indebtedness existing on the date of this Agreement and disclosed on Exhibit C hereto and any refinancings, refundings, renewals or extensions thereof (provided the principal amount of any such Indebtedness is not thereby increased);

            (e)   Indebtedness secured by Encumbrances permitted by Section
6.3(b);

            (f) Indebtedness of members of the Borrower Affiliated Group which are Domestic Subsidiaries to B&N or to other Domestic Subsidiaries of B&N which are members of the Borrower Affiliated Group; Guaranties by any member of the Borrower Affiliated Group of the obligations of any other member of the Borrower Affiliated Group, so long as such obligations are permitted hereunder;

            (g)   [Reserved];

            (h) Unsecured Indebtedness of B&N, provided that (i) the principal amount thereof at no time exceeds $355,000,000, (ii) all such Indebtedness is subordinated to the Obligations on no less favorable subordination terms (and amendment provisions relating to such subordination terms) as those contained in the

                                     J-64-

Senior Subordinated Debt (as defined in the Existing Credit Agreement), (iii) upon the issuance of any such subordinated Indebtedness, the ratio of the Borrower Affiliated Group's Consolidated Total Funded Debt to EBITDA (as tested as of the end of the most recently completed fiscal quarter of the Borrower Affiliated Group, as adjusted for such subordinated Indebtedness, and evidenced by a compliance certificate of the Borrowers provided to the Administrative Agent) shall not exceed 2.50 to 1.0, and (iv) upon the issuance of any such subordinated Indebtedness, the Cash Flow Leverage Ratio of the Borrower Affiliated Group (as tested as of the end of the most recently completed fiscal quarter of the Borrower Affiliated Group, as adjusted for such subordinated Indebtedness, and evidenced by a compliance certificate of the Borrowers provided to the Administrative Agent) shall not exceed (x) if the principal amount of such subordinated Indebtedness is less than or equal to $155,000,000,
1.25 to 1.0, (y) if the principal amount of such subordinated Indebtedness is less than or equal to $255,000,000 but greater than $155,000,000, 1.00 to 1.0, and (z) if the principal amount of such subordinated Indebtedness is less than or equal to $355,000,000 but greater than $255,000,000, 0.75 to 1.0 (any such
Indebtedness hereafter referred to as the "Subordinated Debt");

            (i) Other Indebtedness of B&N (including Guaranties by B&N of Indebtedness of Foreign Subsidiaries) not secured by any Encumbrances and in an aggregate principal amount not exceeding $100,000,000; and

            (j) Unsecured Indebtedness incurred in connection with permitted Interest Rate Protection Agreements, provided that such Indebtedness may be secured by the Collateral to the extent provided by the Loan Documents.

      6.2. Sale and Leaseback. The Borrowers shall not, nor shall they permit any other member of the Borrower Affiliated Group to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property owned by it in order to lease such property or lease other property that a Borrower or such other member of the Borrower Affiliated Group intends to use for substantially the same purpose as the property being sold or transferred, in excess of $25,000,000 in any fiscal year.

      6.3. Encumbrances. The Borrowers shall not, and shall not permit any other member of the Borrower Affiliated Group to, create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor (by way of consignment or otherwise) upon or with respect to any of its property or assets ("Encumbrances"), or assign or otherwise convey any right to receive income, including the sale or discount of Accounts Receivable with or without recourse, except the following ("Permitted Encumbrances"):

            (a) Encumbrances in favor of the Administrative Agent or the Banks under any Security Document;

            (b) Encumbrances existing on the date of this Agreement and disclosed in Exhibit C hereto;

                                     J-65-

            (c) Liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4;

            (d) Possessory liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the date hereof and Qualified Investments, provided that such liens (a) attach only to such Investments and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;

            (e) Landlords' and lessors' liens in respect of rent not in default, or liens in respect of pledges or deposits under worker's compensation, unemployment insurance, social security laws, or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborers', carriers', warehousemans', materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business;

            (f) Judgment liens that shall not have been in existence for a period longer than 45 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 45 days after the expiration of such stay;

            (g) Easements, rights of way, zoning restrictions, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, do not interfere in a material way with the ordinary conduct of its business;

            (h) Security interests and liens securing Indebtedness of the Borrower Affiliated Group permitted by Section 6.1(c) in an amount not to exceed $65,000,000 in the aggregate outstanding at any time in addition to those Encumbrances permitted under subsection (a) through (f) of this Section, provided, however, that (A) each such Encumbrance is given solely to secure the purchase price of, or the lease obligations relating to, such asset, does not extend to any other property, and is given at the time or within 30 days of the acquisition of such asset, and (B) the Indebtedness secured thereby does not exceed the lesser of the cost of such asset or its fair market value at the time such security interest attaches; and provided, further, that the Indebtedness secured pursuant to this clause (h), together with any Indebtedness secured pursuant to clause (j) below, does not at any time exceed $65,000,000;

            (i) Security interests in favor of the issuer of any documentary letters of credit for the account of B&N covering only the following: (i) any documentation presented in connection with a drawing under such letter of credit, (ii) all goods which

                                     J-66-
are described in such documents or any such letter of credit, and (iii) the proceeds thereof;

            (j) Encumbrances upon real property or other fixed assets acquired after the date hereof (by purchase, construction or otherwise) by the Borrowers or any other member of the Borrower Affiliated Group, each of which Encumbrance was created solely for the purpose of securing Indebtedness permitted under
Section 6.1(c) and representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such property or asset; provided that (i) no such Encumbrance shall extend to cover any property or asset of any Borrower or such member of the Borrower Affiliated Group other than the property or asset so acquired and improvements thereon, (ii) the principal amount of Indebtedness secured by any such Encumbrance shall not exceed 100% of the lesser of the cost of such asset or its fair market value (as determined in good faith by a Financial Officer) of such property or asset at the time it was acquired (by purchase, construction or otherwise), and (iii) the security interest is given at the time or within 60 days of the construction or acquisition of such property or asset; and provided, further, that the Indebtedness secured pursuant to this clause (j), together with any Indebtedness secured pursuant to clause (h) above, does not at any time exceed $65,000,000;

            (k) Encumbrances in connection with any sale-leasebacks permitted by Section 6.2; provided that no such Encumbrance shall extend to cover any property or asset of the Borrower or such member of the Borrower Affiliated Group other than the lease entered into in connection with any such sale-leaseback; and

            (l) Any extension, renewal or replacement of the foregoing; provided that the Encumbrances permitted by this paragraph (l) shall not extend to or cover any additional Indebtedness or property (other than a substitution of like property).

      In addition, the Borrowers shall not, nor shall the Borrowers permit any other member of the Borrower Affiliated Group or any of its other Subsidiaries to, enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits the Borrowers or any such other member of the Borrower Affiliated Group or Subsidiary from creating or incurring any Encumbrance in favor of the Administrative Agent for the benefit of the Banks and the Administrative Agent under the Loan Documents.

      6.4. Merger; Consolidation; Sale or Lease of Assets; Acquisitions. The Borrowers shall not, nor shall permit any other member of the Borrower Affiliated Group to,

            (a) sell, lease or otherwise dispose of assets or properties (valued at the lower of cost or fair market value with respect to all permitted sales described in this clause (a)), other than (i) sales of inventory in the ordinary course of business, (ii) sales of assets not in the ordinary course of business including, without limitation, sales or dispositions of obsolete or worn out property, tools or equipment no longer used or useful in its business in an aggregate amount not to exceed $35,000,000 in any fiscal year of the

                                     J-67-

Borrower Affiliated Group, (iii) sales of any Qualified Investments described in clauses (i) through (iv) or clause (x) of the definition thereof, and (iv) sales of (x) any Subsidiary of B&N acquired by B&N after the Closing Date and (y) any Affiliated Subsidiary, provided that the Net Proceeds of any such sales under this Section 6.4(a) are immediately paid to the Administrative Agent for application to the Loans in accordance with (and to the extent required by)
Section 2.12(c) (it being agreed by the Administrative Agent and the Banks that any lien in their favor on the Equity Securities in or other assets of any such Subsidiary being sold, and any guaranty by any such Subsidiary of any of the Obligations, will be released in connection with such sales); or

            (b) liquidate, merge or consolidate into or with any other Person or enter into or undertake any plan or agreement of liquidation, merger or consolidation with any other Person, provided that (i) B&N may merge with another company in connection with a Permitted Acquisition if B&N is the surviving company, (ii) any wholly-owned Subsidiary of B&N may merge or consolidate into or with B&N or any other wholly-owned Subsidiary of B&N if no Default or Event of Default has occurred and is continuing or would result from such merger and if B&N or such Subsidiary is the surviving company, and (iii) a Subsidiary of B&N may merge into another entity in connection with a Permitted Acquisition if, upon consummation of such merger, the surviving entity shall be a direct or indirect wholly-owned Subsidiary of B&N and, if the surviving entity is a Domestic Subsidiary, a party to the Subsidiary Security Documents; or

            (c) make any acquisition of (i) all or substantially all of the assets of another Person, or of a division or business unit of a Person or (ii) assets out of the ordinary course of business, in each case except in connection with a Permitted Acquisition.

      6.5. Minimum Fixed Charge Coverage Ratio. The Borrowers shall not permit the Fixed Charge Coverage Ratio of the Borrower Affiliated Group, determined as at the last day of any fiscal quarter for the twelve-month period then ended, to be less than the ratio of 1.6 to 1.0.

      6.6. Maximum Cash Flow Leverage Ratio. During any period of time that no Subordinated Debt is outstanding, the Borrowers shall not permit the Cash Flow Leverage Ratio of the Borrower Affiliated Group, determined as at the last day of each fiscal quarter, to be greater than the ratio of 1.5 to 1.0 for the twelve-month period then ended.

      6.6A. Maximum Adjusted Cash Flow Leverage Ratio. During any period of time that any Subordinated Debt is outstanding, the Borrowers shall not permit the Cash Flow Leverage Ratio of the Borrower Affiliated Group, determined as at the last day of each fiscal quarter for the twelve-month period then ended, to be greater than the ratio of (x) if the principal amount of such subordinated Indebtedness is less than or equal to $155,000,000, 1.25 to 1.0, (y) if the principal amount of such additional subordinated Indebtedness is less than or equal to $255,000,000 but greater than $155,000,000, 1.00 to 1.0, and (z) if the principal amount of such additional subordinated Indebtedness is less than or equal to $355,000,000 but greater than $255,000,000, 0.75 to 1.0.

                                     J-68-

      6.6B. Maximum Ratio of Consolidated Total Funded Debt to EBITDA. During any period of time that any Subordinated Debt is outstanding, the Borrowers shall not permit the ratio of the Borrower Affiliated Group's Consolidated Total Funded Debt to the Consolidated EBITDA of the Borrower Affiliated Group, determined as at the last day of each fiscal quarter for the twelve-month period then ended, to be greater than 2.50 to 1.0.

      6.7. Maximum Total Funded Debt to Total Capitalization. The Borrowers shall not permit the Consolidated Total Funded Debt of the Borrower Affiliated Group to be greater than 60% of Total Capitalization, determined as at the last day of any fiscal quarter.

      6.8. Maximum Capital Expenditures. The Borrower Affiliated Group shall not make Capital Expenditures in an aggregate amount in any fiscal year exceeding the sum of $190,000,000.

      6.9. Restricted Payments. No Borrower shall, and shall not permit any other member of the Borrower Affiliated Group to, pay, make or declare any Restricted Payment. Notwithstanding the foregoing, (a) B&N's Subsidiaries may from time to time make distributions to B&N and other members of the Borrower Affiliated Group, and (b) B&N may effect redemptions and repurchases of its stock and pay dividends to its stockholders, provided that, with respect to this clause (b), (x) no Default or Event of Default has occurred or is continuing, both before and after giving effect to any such distributions, dividends, redemptions, repurchases and payments, and (y) the cumulative aggregate amount of redemptions and repurchases made from and after November 2, 2003, shall not exceed, when made, an aggregate amount equal to the sum of $105,000,000 plus 15% of the Borrower's Cumulative Excess Cash Flow. Neither any Borrower nor any other member of the Borrower Affiliated Group will enter into any agreement, contract or arrangement (other than the Loan Documents) restricting the ability of any Subsidiary of B&N or any other member of the Borrower Affiliated Group (other than B&N) to pay or make dividends or distributions in cash or kind, to make loans, advances or other payments of any nature or to make transfers or distributions of all or any part of its assets to any Borrower or any other member of the Borrower Affiliated Group.

      6.10. Investments. No Borrower shall, nor shall permit any other member of the Borrower Affiliated Group to, make or maintain any Investments other than Qualified Investments.

      6.11. ERISA. Neither any Borrower nor any member of the Controlled Group shall permit any Plan maintained by it to (i) engage in any Prohibited Transaction, (ii) incur any "accumulated funding deficiency" (as defined in Section 302 of ERISA) whether or not waived, or (iii) terminate any Plan in a manner that could result in the imposition of a lien or encumbrance on the assets of a Borrower or any other member of the Borrower Affiliated Group pursuant to Section 4068 of ERISA, but only to the extent

                                     J-69-
any of the foregoing could reasonably be expected to result in a liability to a Borrower or any other member of the Borrower Affiliated Group in excess of $10,000,000.

      6.12. Transactions with Affiliates. Other than those set forth in Exhibit D hereto, the Borrowers shall not, nor shall permit any other member of the Borrower Affiliated Group to, enter into or participate in any agreements or transactions of any kind with any Affiliate, except (i) agreements or transactions contemplated, required or allowed by any Loan Document as in effect on the date of this Agreement, provided that such agreements or transactions are not otherwise prohibited by this Agreement or any of the Loan Documents; (ii) agreements or transactions (in each case) in the ordinary course of business and on an arms-length basis which (A) include only terms which are fair and equitable to such Borrower or such other member of the Borrower Affiliated Group, (B) do not violate or otherwise conflict with any of the terms of any of the Loan Documents, and (C) involve terms no less favorable to such Borrower or such other member of the Borrower Affiliated Group than would be the terms of a similar agreement or transaction with any Person other than an Affiliate; and
(iii) the loans permitted by Section 6.13.

      6.13. Loans. The Borrowers shall not, and shall not permit any other member of the Borrower Affiliated Group to, make to any Person any loan, advance or other transfer with the anticipation of repayment, except for loans and advances to employees of the Borrowers or such other member of the Borrower Affiliated Group, made in the ordinary course of business and consistent with past practices, not exceeding $5,000,000 in the aggregate at any time outstanding.

      6.14. Total Revolving Credit Commitment. The Borrowers shall not cause or permit the aggregate principal amount of all Revolving Credit Loans outstanding at any time, plus the aggregate principal amount of all Swingline Loans outstanding at any time, plus, the aggregate Stated Amount of Letters of Credit outstanding at such time, plus the aggregate amount of any unreimbursed draws under outstanding Letters of Credit, to exceed the Total Revolving Credit Commitment in effect at such time.

      6.15. No Amendments to Certain Documents; No New Agreements Requiring Breach of Loan Documents. The Borrowers shall not, and shall not permit any other member of the Borrower Affiliated Group to, at any time cause or permit any of the charter or other incorporation or organizational documents of a Borrower or such other member of the Borrower Affiliated Group to be modified, amended or supplemented in any material respect whatever adverse to the Banks or the Administrative Agent, without (in each case) the express prior written agreement, consent or approval of the Administrative Agent. Neither any Borrower nor any other member of the Borrower Affiliated Group will enter into any agreement containing any provision which would be violated or breached by the performance by such Borrower or such other member of the Borrower Affiliated Group of its obligations hereunder or under any of the other Loan Documents.

                                     J-70-

                                   SECTION VII

                                    DEFAULTS

      7.1. Events of Default. There shall be an Event of Default hereunder if any of the following events occurs:

            (a) the Borrowers shall fail to pay (i) any amount of principal of any Loans when due or any unreimbursed draw under any Letter of Credit when due pursuant to Section 2.17, or (ii) any amount of interest thereon or any fees, expenses or other amounts payable hereunder or under any Loan Document within three Business Days after the due date therefor; or

            (b) any Borrower or any other member of the Borrower Affiliated Group shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, obligations, covenants or agreements contained in Sections 5.2(b), 5.2(d), 5.3 (with respect to maintenance of insurance), 5.5 or
5.7 or Section 6; or

            (bb) any Borrower or any other member of the Borrower Affiliated Group shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, obligations, covenants or agreements contained in
Section 5.1(a), (b), (c), (e), (f), (g), (h) or (i) and such failure shall continue for 5 days after the earlier to occur of (i) the date upon which written notice thereof is given to the Borrowers by the Administrative Agent or
(ii) the date upon which an Executive Officer of any Borrower becomes aware thereof; or

            (c) any Borrower or any other member of the Borrower Affiliated Group shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, covenants, obligations or agreements (other than in respect of subsections 7.1(a), (b) and (bb)) contained in this Agreement or in any other Loan Document and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (i) the date upon which written notice thereof is given to the Borrowers by the Administrative Agent or (ii) the date upon which an Executive Officer of any Borrower becomes aware thereof; or

            (d) any representation or warranty of any Borrower or any other member of the Borrower Affiliated Group made in any Loan Document or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

            (e) any Borrower or any other member of the Borrower Affiliated Group shall fail to pay at maturity, or within any applicable period of grace (not to exceed 30 days), any obligations under the Subordinated Debt, if any, or any other obligations in excess of $25,000,000 in the aggregate for borrowed monies or advances or for the lease or other use of real or personal property, or fail to observe or perform any

                                     J-71-
term, covenant or agreement evidencing or securing such Subordinated Debt or other obligations for borrowed monies or advances or relating to such lease or use of real or personal property, the result of which failure is to permit the holder or holders of such Indebtedness to cause such Indebtedness to become due prior to its stated maturity upon delivery of required notice, if any, or to permit any party to any agreement evidencing such Subordinated Debt or other obligations to terminate or cancel such agreement; or

            (f) any Borrower or any other member of the Borrower Affiliated Group shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay, or be generally not paying, its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case as debtor under the United States Bankruptcy Code (as now or hereafter in effect), (v) take any action or commence any case or proceeding as debtor under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it as debtor in an involuntary case under the United States Bankruptcy Code (as now or hereafter in effect) or other law, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing,
(viii) be Insolvent, or (ix) pass any board resolution or take any corporate action for the purpose of effecting any of the foregoing; or

            (g) a proceeding or case shall be commenced, without the application or consent of any Borrower or other applicable member of the Borrower Affiliated Group in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code (as now or hereafter in effect), against any Borrower or any other member of the Borrower Affiliated Group as debtor; or action under the laws of the jurisdiction of incorporation or organization of any Borrower or any other member of the Borrower Affiliated Group similar to any of the foregoing shall be taken with respect to such Borrower or any such member of the Borrower Affiliated Group and shall continue unstayed and in effect for any period of 60 days; or

            (h) judgments or orders for the payment of money shall be entered against any Borrower or any other member of the Borrower Affiliated Group by any court, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Borrower or any other member of the Borrower Affiliated Group, that in the aggregate exceed $25,000,000 in value (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) and

                                     J-72-
such judgments, orders, warrants or process shall continue undischarged or unstayed for 45 days; or

            (i) the Borrowers, any other member of the Borrower Affiliated Group or any member of the Controlled Group shall fail to pay when due an aggregate amount in excess of $25,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans in a distress termination under Section 4062 of ERISA shall be filed by any Borrower, any other member of the Borrower Affiliated Group or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute or have grounds to institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against any Borrower or any other member of the Borrower Affiliated Group and such proceedings shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

            (j)   a Change of Control shall have occurred; or

            (k) any Borrower or any other member of the Borrower Affiliated Group shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than 45 days, or any Borrower or any other member of the Borrower Affiliated Group shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened against any Borrower or any other member of the Borrower Affiliated Group, a punishment for which in any such case could include forfeiture of any assets of the Borrower Affiliated Group having a fair market value in excess of $25,000,000; or

            (l) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether insured or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than 30 consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrowers or any other member of the Borrower Affiliated Group if such event or circumstance is not covered by business interruption insurance and in any such case described above, such event or condition, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

            (m) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

                                     J-73-

            (n) any covenant, agreement or obligation of any Borrower or any other member of the Borrower Affiliated Group contained in or evidenced by any Loan Document to which such Borrower or such member of the Borrower Affiliated Group is a party shall, prior to the date on which such document shall terminate with the express prior written agreement, consent or approval of the Administrative Agent and the Banks, cease in any material respect to be legal, valid, binding or enforceable in accordance with the terms thereof; or the Administrative Agent shall fail to have a valid, perfected first-priority security interest in any of the Collateral (other than an immaterial portion of Collateral, as determined by the Administrative Agent) under the Security Documents; or

            (o) any Loan Document shall be canceled, terminated, revoked or rescinded (or any notice of such cancellation, termination, revocation or rescission given) otherwise than with the express prior written agreement, consent or approval of the Administrative Agent and the Banks; or any action at law, suit in equity or other legal proceeding to cancel, revoke, or rescind any Loan Document shall be commenced by or on behalf of any Borrower or any other member of the Borrower Affiliated Group, or by any court or any other governmental or regulatory authority or agency of competent jurisdiction; or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or shall issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents or any one or more of the obligations of any Borrower or any other member of the Borrower Affiliated Group under any one or more of the Loan Documents are illegal, invalid or unenforceable in accordance with the terms thereof; or

            (p) the terms or provisions of the Subordinated Debt, if any, shall be modified or amended in any respect other than in accordance with the terms thereof (including, in any event, that the terms of subordination contained therein are modified or amended in any respect without the prior written consent of the Administrative Agent).

      7.2. Remedies. (1) Upon the occurrence of an Event of Default described in subsections 7.1(f) and (g), immediately and automatically, and (2) upon the occurrence of any other Event of Default, at any time thereafter while such Event of Default is continuing, at the option of the Required Banks and upon the Administrative Agent's declaration:

            (a) each Bank's commitment (whether in its capacity as a Bank, the Swingline Lender or the Issuing Bank) to make any further Loans or issue additional Letters of Credit hereunder shall terminate;

            (b) the unpaid principal amount of the Loans together with accrued interest, and all other Obligations (other than Obligations under any Interest Rate Protection Agreement) shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived;

            (c) with respect to existing Letters of Credit, the Borrowers shall provide to the Administrative Agent cash collateral in an amount equal to 105% of the

                                     J-74-
aggregate Stated Amount of Letters of Credit outstanding, which cash collateral shall be held by the Administrative Agent subject to and in accordance with B&N's Security Agreement; and

            (d) the Administrative Agent may exercise (on behalf of itself and the Banks) any and all rights the Administrative Agent and the Banks have under this Agreement, the other Loan Documents, or any other documents or agreements executed in connection herewith, or at law or in equity, and proceed to protect and enforce the Administrative Agent's and the Banks' rights by any action at law, in equity or other appropriate proceeding. Proceeds of Collateral will be applied to the Obligations in accordance with the Security Agreements, including that Obligations under Interest Rate Protection Agreements and under treasury management or other cash management agreements entered into with a Bank shall be paid only after all other Obligations owing to the Administrative Agent and the Banks have been paid.

                                  SECTION VIII

                CONCERNING THE ADMINISTRATIVE AGENT AND THE BANKS

      8.1. Appointment and Authorization. Each of the Banks (in each of its respective capacities) hereby appoints Bank of America, N.A. to serve as Administrative Agent under this Agreement and irrevocably authorizes the Administrative Agent to take such action on such Bank's behalf under this Agreement and to exercise such powers and to perform such duties under this Agreement and the other documents and instruments executed and delivered in connection with the consummation of the transactions contemplated hereby (including, without limitation, all Loan Documents) as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

      8.2. Administrative Agent and Affiliates. Bank of America, N.A. shall also have the same rights and powers under this Agreement of a Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Bank of America, N.A. and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrowers or any other member of the Borrower Affiliated Group or any Affiliate of any member of the Borrower Affiliated Group as if it were not the Administrative Agent hereunder. Except as otherwise provided by the terms of this Agreement, nothing herein shall prohibit any Bank from accepting deposits from, lending money to or generally engaging in any kind of business with the Borrowers or any other member of the Borrower Affiliated Group or any Affiliate of any member of the Borrower Affiliated Group.

      8.3. Future Advances.

            (a) In order to more conveniently administer the Loans, the Administrative Agent may, unless notified to the contrary by any Bank prior to the date upon which any Revolving Credit Loan is to be made, assume that such Bank has made

                                     J-75-
available to the Administrative Agent on such date the amount of such Bank's share of such Revolving Credit Loan to be made on such date as provided in this Agreement, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrowers a corresponding amount. If any Bank makes available to the Administrative Agent such amount on a date after the date upon which the Revolving Credit Loan is made, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause
(iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, multiplied by (ii) the amount of such Bank's share of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such date to the date on which the amount of such Bank's share of such Revolving Credit Loan shall become immediately available to the Administrative Agent, and the denominator of which is 360 or 365, as applicable. A statement of the Administrative Agent submitted to such Bank with respect to any amounts owing under this subsection shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Bank.

            (b) The Administrative Agent may at any time, in its sole discretion, upon notice to any Bank, refuse to make any Revolving Credit Loan to the Borrowers on behalf of such Bank unless such Bank shall have provided to the Administrative Agent immediately available federal funds equal to such Bank's share of such Revolving Credit Loan in accordance with this Agreement.

            (c) Anything in this Agreement to the contrary notwithstanding, the obligations to make Loans under the terms of this Agreement shall be the several and not joint obligation of each of the Banks and any advances made by the Administrative Agent on behalf of any Bank are strictly for the administrative convenience of the parties and shall in no way diminish any Bank's liability to repay the Administrative Agent for such Loans and advances. If the amount of any Bank's share of any Revolving Credit Loan which the Administrative Agent has advanced to the Borrower is not made available to the Administrative Agent by such Bank within one Business Day following the date upon which such Revolving Credit Loan is made, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such date.

      8.4. Delinquent Bank. Notwithstanding anything to the contrary contained in this Agreement, any Bank that fails to make available to the Administrative Agent its share of any Revolving Credit Loan (such applicable amount, a "Delinquency") when and to the full extent required by the provisions of this Agreement shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such Delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans in an amount equal to such Delinquency. The Delinquent Bank hereby authorizes the

                                     J-76-

Administrative Agent to distribute such payments to the non-delinquent Banks in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans. A Delinquent Bank shall be deemed to have satisfied in full a Delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the non-delinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such Delinquency and without giving effect to the nonpayment causing such Delinquency. No Delinquent Bank shall have a right to participate in any vote taken by the Banks hereunder, which shall be calculated as if the Commitments of the Delinquent Bank did not exist (except for those matters requiring the approval of all Banks pursuant to Section 9.8). During any period in which a Bank is a Delinquent Bank, the Borrowers shall have the right to designate a replacement bank or financial institution satisfactory to the Administrative Agent in its reasonable discretion, upon which designation, the Delinquent Bank shall promptly assign its Loans and Commitments to such designee.

      8.5. Payments.

            (a) All payments and prepayments of principal of and interest on Revolving Credit Loans received by the Administrative Agent shall be paid to each of the Banks having a Revolving Credit Commitment pro rata in accordance with their respective interests in such Revolving Credit Loans and all payments and prepayments of principal of and interest on Term Loan A received by the Administrative Agent shall be paid to each of the Banks having a Term Loan A Commitment pro rata in accordance with their respective interests in such Term Loan A, in each case subject to Section 8.4 above; and any other payments received by the Administrative Agent hereunder shall be paid to the Banks or the Administrative Agent or both pro rata as their respective interests appear. All such payments received after acceleration of the Obligations shall be applied in the order set forth in the Security Agreements. All such payments received by the Administrative Agent hereunder for the accounts of the Banks prior to 2:00 p.m. on any Business Day shall be paid to the Banks on such Business Day and all such payments received by the Administrative Agent hereunder for the accounts of the Banks at or after 2:00 p.m. shall be paid to the Banks on the next Business Day.

            (b) Each of the Banks and the Administrative Agent hereby agrees that if it should receive any amount (whether by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any right hereunder or otherwise) in respect of principal of, or interest on, the Loans or any fees which are to be shared among the Banks, which, as compared to the amounts theretofore received by the other Banks with respect to such principal, interest or fees, is in excess of such Bank's pro rata share of such principal, interest or fees as provided in this Agreement, such Bank shall share such excess, less the costs and expenses (including, reasonable attorneys' fees and disbursements) incurred by such Bank in connection with such realization, exercise, claim or action, pro rata with all other Banks in proportion to their respective interests therein, and such sharing shall be deemed a purchase (without recourse) by such sharing party of participation interests in the Loans or such fees, as the case may be, owed to the recipients of such shared payments to the

                                     J-77-
extent of such shared payments; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

      8.6. Action by Administrative Agent.

            (a) The obligations of the Administrative Agent hereunder are only those expressly set forth herein. The Administrative Agent shall have no duty to exercise any right or power or remedy hereunder or under any other document or instrument executed and delivered in connection with or as contemplated by this Agreement or to take any affirmative action hereunder or thereunder.

            (b) The Administrative Agent shall keep all records of the Loans and payments hereunder, and shall give and receive notices and other communications to be given or received by the Administrative Agent hereunder on behalf of the Banks.

            (c) Upon the occurrence and during the continuance of an Event of Default the Administrative Agent may, and upon the direction of the Required Banks pursuant to Section 7.2 the Administrative Agent shall, exercise the option of the Banks pursuant to Section 7.2 to declare all Loans and other Obligations (other than Obligations under any Interest Rate Protection Agreement) immediately due and payable and may take such action as may appear necessary or desirable to collect the Obligations (other than Obligations under any Interest Rate Protection Agreement) and enforce the rights and remedies of the Administrative Agent or the Banks.

      8.7. Notification of Defaults and Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Banks.

      8.8. Consultation with Experts. The Administrative Agent shall be entitled to retain and consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Banks for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such counsel, accountants or experts. The Administrative Agent may employ administrative agents and attorneys-in-fact and shall not be liable to the Banks for the default or misconduct of any such administrative agents or attorneys.

      8.9. Liability of Administrative Agent. The Administrative Agent shall exercise the same care to protect the interests of each Bank as it does to protect its own interests, so that so long as the Administrative Agent exercises such care it shall not be under any liability to any of the Banks, except for the Administrative Agent's gross negligence or

                                     J-78-
willful misconduct with respect to anything it may do or refrain from doing. Subject to the immediately preceding sentence, neither the Administrative Agent nor any of its directors, officers, administrative agents or employees shall be liable for any action taken or not taken by it in connection herewith in its capacity as Administrative Agent. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of its directors, officers, administrative agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any Loan Document, or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrowers; (iii) the satisfaction of any condition specified in Sections 3.1 or 3.2, except receipt of items required to be delivered to the Administrative Agent; (iv) the validity, effectiveness, enforceability or genuineness of this Agreement, the Notes, any other Loan Document or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement; (v) the existence, value, collectibility or adequacy of the Collateral or any part thereof or the validity, effectiveness, perfection or relative priority of the liens and security interests of the Banks (through the Administrative Agent) therein; or (vi) the filing, recording, refiling, continuing or re-recording of any financing statement or other document or instrument evidencing or relating to the security interests or liens of the Banks (through the Administrative Agent) in the Collateral. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telecopy or similar writing) believed by it to be genuine or to be signed or sent by the proper party or parties.

      8.10. Indemnification. Each Bank agrees to indemnify the Administrative Agent (to the extent the Administrative Agent is not reimbursed by the Borrowers), ratably in accordance with its Commitment Percentage of the Total Commitment, from and against any cost, expense (including attorneys' fees and disbursements), claim, demand, action, loss (excluding credit losses arising as a result of the Borrowers' failure to pay the Loans or interest thereon) or liability which the Administrative Agent may suffer or incur in connection with this Agreement, or any action taken or omitted by the Administrative Agent hereunder, or the Administrative Agent's relationship with the Borrowers or any other member of the Borrower Affiliated Group hereunder or under any other Loan Document, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder and of taking or refraining from taking any action hereunder, but excluding any costs, expenses or losses directly arising from the Administrative Agent's gross negligence or willful misconduct. No payment by any Bank under this Section shall in any way relieve the Borrowers of their joint and several obligations under this Agreement with respect to the amounts so paid by any Bank, and the Banks shall be subrogated to the rights of the Administrative Agent, if any, in respect thereto.

      8.11. Independent Credit Decision. Each of the Banks represents and warrants to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on the financial statements referred to

                                     J-79-
in Section 4.7 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each of the Banks acknowledges that it has not relied upon any representation by the Administrative Agent and that the Administrative Agent shall not be responsible for any statements in or omissions from any documents or information concerning the Borrowers, this Agreement, the Notes, any other Loan Document or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement. Each of the Banks acknowledges that it will, independently and without reliance upon the Administrative Agent or other Banks and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      8.12. Successor Administrative Agent; Removal. Bank of America, N.A., or any successor Administrative Agent, may resign as Administrative Agent at any time by giving 30 days' prior written notice thereof to the Banks and to the Borrowers, provided that any such resignation by Bank of America, N.A. shall also constitute its resignation as Issuing Bank and Swingline Lender, and the Administrative Agent may be removed at any time with or without cause by the Banks whose aggregate Commitment Percentages of the Total Commitment constitute at least 66-2/3% at the relevant time of reference (or if the Commitments have been terminated, the Banks whose aggregate Loans and Letters of Credit outstanding constitute more than 66-2/3% of the aggregate Loans and Letters of Credit outstanding at the relevant time of reference). Upon any such resignation or removal, the Banks shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall be consented to by the Borrowers at all times other than during the existence of an Event of Default (which consent of the Borrowers shall not be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Administrative Agent's removal, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank (or Affiliate thereof) or savings and loan association organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America or any State thereof and having total assets of at least $25,000,000,000 and shall be reasonably acceptable to the Borrowers. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, Issuing Bank and Swingline Lender and the respective terms "Administrative Agent", "Issuing Bank" and "Swingline Lender" shall mean such successor administrative agent, Letter of Credit issuer and swingline lender, and the retiring or removed Administrative Agent shall be discharged from all further duties and obligations under this Agreement and the retiring Issuing Bank's and Swingline Lender's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring Issuing Bank or Swingline Lender or any other Lender, other than the obligation of the successor Issuing Bank to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of

                                     J-80-
such succession or to make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. After any Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Section VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

      8.13. Other Agents. The Banks (or Affiliates thereof) identified on the facing page and the signature pages of this Agreement as a "co-documentation agent" shall not have any right, power, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such.

                                   SECTION IX

                                  MISCELLANEOUS

      9.1. Notices. Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be deemed to have been given (i) when delivered by hand, (ii) when sent by electronic facsimile transmission with confirmation of receipt if sent prior to 5:00 p.m. of the recipient's prevailing time, and otherwise deemed to have been given on the next Business Day, (iii) three Business Days after being sent by certified mail, return receipt requested, and properly deposited in the mails, postage prepaid, or (iv) one Business Day after being delivered to an overnight courier, addressed to such party at its address indicated below:

      If to the Borrowers, at

            Barnes & Noble, Inc.
            122 Fifth Avenue
            New York, NY  10011
            Attention: Financial Officer
            Telecopy: (212) 675-0413

      with a copy to

            Bryan Cave LLP
            1290 Avenue of the Americas
            New York, New York  10104
            Attention: Jay M. Dorman, Esq.
            Telecopy: (212) 541-1418

      If to the Administrative Agent or Bank of America, N.A., at

            Bank of America, N.A.
            901 Main Street, 66th Floor

                                     J-81-

            Dallas, Texas  75202
            Attention: David A. Banmiller, Vice President
            Telecopy: (214) 209-0604

      with a copy to

            Goulston & Storrs, P.C.
            400 Atlantic Avenue
            Boston, Massachusetts  02110
            Attention:  Philip A. Herman, Esq.
            Telecopy:  (617) 574-4112

      If to any Bank, at the address for such Bank set forth on Schedule 1 or at any other address specified by such party in writing to the other parties listed in this Section 9.1. Notwithstanding the foregoing, the Administrative Agent and the Banks shall have been deemed for all purposes to have delivered any notice required to be delivered to the Borrowers or the Borrower Affiliated Group by this Agreement or otherwise, by sending such notification to the address set forth above for the "Borrowers."

      9.2. Expenses. The Borrowers will pay on demand all reasonable expenses of
(a) the Arranger and the Administrative Agent in connection with the preparation, syndication, waiver and/or amendment of this Agreement, the Loan Documents or other documents executed in connection therewith, and (b) the Arranger, the Administrative Agent or any Bank in connection with the administration, default or collection of the Loans or other Obligations or administration, default, collection in connection with the Arranger's, the Administrative Agent's or any Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder or thereunder, including without limitation,

            (i) under clauses (a) and (b), reasonable fees of outside legal counsel and all accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals, field examinations, or other examinations conducted in connection with the Obligations or any Collateral therefor, plus

            (ii) under clause (b) only, the allocated costs of in-house legal counsel,

and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

      9.3. Indemnification. Each Borrower absolutely and unconditionally indemnifies and holds harmless the Administrative Agent, the Arranger and each of the Banks against any and all claims, demands, suits, actions, causes of action, damages, losses, settlement payments, obligations, costs, expenses (including, without limitation, reasonable fees and

                                     J-82-
disbursements of counsel and settlement costs paid to third parties) and all other liabilities whatsoever which shall at any time or times be incurred or sustained by the Administrative Agent, the Arranger or any of the Banks or by any of their shareholders, directors, officers, employees, subsidiaries, affiliates or administrative agents (other than as a result of the gross negligence or willful misconduct of the Administrative Agent, the Arranger or any of the Banks) arising out of or in connection with, any of the transactions contemplated by, associated with or ancillary to this Agreement or any of the other Loan Documents, the Borrowers' use of proceeds of the Loans and/or the Commitments, whether or not all or any of the transactions contemplated by, associated with or ancillary to this Agreement or any of such Loan Documents, are ultimately consummated. Without prejudice to the survival of any other covenant of the Borrowers hereunder, the covenants of this Section 9.3 shall survive the termination of this Agreement and the payment or satisfaction of payment of amounts owing with respect to this Agreement, the Notes or any other Loan Document.

      9.4. Set-Off. Regardless of the adequacy of any Collateral or other means of obtaining repayment of the Obligations, any deposits, balances or other sums credited by or due from any Bank or any of its branch or affiliate offices to any Borrower or any other member of the Borrower Affiliated Group may, at any time and from time to time upon the occurrence and during the continuance of an Event of Default, without notice to such Borrower or such member of the Borrower Affiliated Group or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are hereby expressly waived) be set off, appropriated, and applied by any Bank against any and all Obligations of the Borrowers or such member of the Borrower Affiliated Group to the Banks or any of their affiliates (in accordance with Section 8.5) in such manner as the head office of the Bank or any of its branch offices in their sole discretion may determine (with notice to be given to the Borrowers promptly thereafter), and the Borrowers and each other member of the Borrower Affiliated Group hereby grants such Bank a continuing security interest in such deposits, balances or other sums for the payment and performance of all such Obligations.

      9.5. Term of Agreement. This Agreement shall continue in force and effect so long as any Bank has any commitment to make Loans hereunder or any Loan or any Obligation shall be outstanding.

      9.6. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or under any other documents or agreements executed in connection herewith shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the Notes provided are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law.

      9.7. Governing Law. This Agreement and the other Loan Documents shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to any conflicts of

                                     J-83-
laws provisions contained therein). Any legal action or proceeding arising out of or relating to this Agreement, any other Loan Document or any Obligation may be instituted, in the Administrative Agent's sole discretion, in the courts of the State of New York or the United States of America for the Southern District of New York, and the Borrower and each other member of the Borrower Affiliated Group hereby irrevocably submits to the jurisdiction of each such court in any such action or proceeding; provided, however, that the foregoing shall not limit the Administrative Agent's rights to bring any legal action or proceeding in any other appropriate jurisdiction.

      9.8. Amendments, Waivers, Etc. Except as otherwise expressly provided in this Agreement or any of the other Loan Documents: (i) each of the Loan Documents may be modified, amended or supplemented in any respect whatever only with the prior written consent or approval of the Required Banks and the Borrowers; and (ii) the performance or observance by the Borrowers of any of their covenants, agreements or obligations under any of the Loan Documents may be waived only with the written consent of the Required Banks; provided, however, that the following changes shall require the written consent, agreement or approval of all of the Banks: (A) any decrease in the amount of or postponement or subordination of the regularly scheduled or otherwise required payment date for any of the Obligations (including, without limitation, principal, interest and fees, but excluding Obligations under any Interest Rate Protection Agreement); (B) any decrease in the interest rates or amount of any fees prescribed in this Agreement; (C) any increase in the Commitment or Commitment Percentage of any of the Banks, except as permitted by Section 2.7 or
Section 9.10 or any modification, amendment or waiver of Section 2.7, provided that no Bank's Commitment may be increased without the consent of such Bank; (D) any release of all or any substantial part of the Collateral (except for any such releases of Collateral permitted or provided for in the Loan Documents);
(E) any change in the definition of Required Banks; (F) the release of any Designated Co-Borrower whose GAAP total assets exceed $25,000,000 (exclusive of intercompany indebtedness) or the release or termination of any Subsidiary Guaranty of a Subsidiary whose GAAP total assets exceed $25,000,000 (exclusive of intercompany indebtedness) or the assignment of any of the Borrowers' rights and obligations hereunder (other than in connection with a merger permitted under Section 6.4(b); and (G) any change in the terms of this Section 9.8. Notwithstanding the foregoing, (i) in the event that any proposed change referred to in clauses (A) or (B) above relates solely to the Revolving Credit Loans and the Revolving Credit Commitments, and not to Term Loan A or the Term Loan A Commitments, such changes shall require only the written consent of all of the Banks having a Revolving Credit Commitment, (ii) in the event that any proposed change referred to in clauses (A) or (B) above relates solely to Term Loan A and the Term Loan A Commitment, and not to the Revolving Credit Loans or the Revolving Credit Commitments, such changes shall only require the written consent of all of the Banks having a Term Loan A Commitment, (iii) in the event that any proposed change referred to in clause (C) above relates solely to the Revolving Credit Commitments, and not to the Term Loan A Commitments, such changes shall require the written consent of the Required Banks and of any Bank whose Revolving Credit Commitment is being increased, and (iv) in the event that any proposed change referred to in clause (C) above relates solely to the Term Loan A Commitment, and not to the Revolving Credit

                                     J-84-

Commitments, such changes shall require the written consent of the Required Banks and of any Bank whose Term Loan A Commitment is being increased. Any change to Section IX or any other provision of this Agreement affecting the rights or obligations of the Administrative Agent shall not be amended or modified without the prior written consent of the Administrative Agent; any change to Section 2.1(b) or any other provision of this Agreement affecting the rights or obligations of the Swingline Lender shall not be amended or modified without the prior written consent of the Swingline Lender; and any change to
Section 2.17 or 2.18 or any other provision of this Agreement affecting the rights or obligations of the Issuing Bank shall not be amended or modified without the prior written consent of the Issuing Bank.

      9.9. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that (i) no Borrower may assign or transfer its rights or obligations hereunder, except by merger permitted hereunder, and (ii) no Bank may assign or transfer its rights or obligations hereunder to any Person except in accordance with the provisions of Section 9.10.

      9.10. Successors and Assigns.

      (i) Any Bank may at any time grant to one or more banks or other financial institutions (each, a "Participant") participating interests in any of its Commitments or any or all of its Loans in an amount and on such terms as such Bank may deem appropriate. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrowers and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, that such participation agreement may provide that such Bank will not agree, without the consent of the Participant, to any modification, amendment or waiver of this Agreement requiring the consent, agreement or approval of all of the Banks, as described in Section 9.8. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 2.13 and 2.15 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (ii) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (i).

      (ii) Any Bank may at any time assign to one or more Eligible Assignees all, or a part of all, of its rights, interests and obligations under this Agreement and its Note(s), if any, on such terms, as between such Bank and each of its Eligible Assignees, as such Bank may deem appropriate, and such Eligible Assignee shall assume such rights, interests and obligations, pursuant to an instrument executed by such Eligible Assignee

                                     J-85-
and such transferor Bank substantially in the form of Exhibit G hereto (an "Assignment and Assumption"); provided, however, that (A) prior to assigning any interest to any Eligible Assignee hereunder, such Bank will (x) notify the Borrower and the Administrative Agent in writing identifying the proposed Eligible Assignee and stating the aggregate principal amount of the proposed interest to be assigned, and (y) receive the prior written consent of the Administrative Agent and the Issuing Bank and, so long as no Event of Default has occurred and is continuing, the Borrowers, which consent may not be unreasonably withheld by either the Borrowers, the Issuing Bank or the Administrative Agent, and (B) no Bank will assign to any Eligible Assignee less than an aggregate amount equal to the lesser of (x) $5,000,000 of such Bank's Commitments and interest in the Loans (as such interest may be reduced pursuant to the terms hereof) and in additional increments of $1,000,000 in excess thereof or (y) the remaining amount of such Bank's Commitments. It is understood and agreed that the proviso contained in the immediately preceding sentence shall not be applicable in the case of, and this subsection (ii) shall not restrict, an assignment or other transfer by any Bank to an Affiliate of such Bank or to any other Bank or a collateral assignment or other similar transfer to a Federal Reserve Bank or an assignment required under applicable law. Upon execution and delivery of such an Assignment and Assumption and payment by such Eligible Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Eligible Assignee, such Eligible Assignee shall be a Bank party to this Agreement and shall have all the rights, interests and obligations of a Bank with the Commitments as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (ii), the transferor Bank, the Administrative Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the Eligible Assignee and the transferor Bank, as applicable.

      (iii) No Eligible Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Sections 2.9, 2.10, 2.13 and 2.15 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrowers' prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

      (iv) Assignments require a fee payable to the Administrative Agent by the transferor Bank, solely for the account of the Administrative Agent, in the amount of $3,500.

      9.11. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument, and each counterpart will be deemed an original.

      9.12. Partial Invalidity. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

                                     J-86-

      9.13. Captions. The captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

      9.14. WAIVER OF JURY TRIAL. THE BORROWERS, THE BANKS AND THE ADMINISTRATIVE AGENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, COUNTERCLAIM OR DEFENSE BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND THE BANKS TO ENTER INTO THIS AGREEMENT AND TO MAKE LOANS AND EXTEND CREDIT TO THE BORROWERS. EACH BORROWER (i) CERTIFIES THAT NEITHER THE ADMINISTRATIVE AGENT, NOR ANY BANK NOR ANY REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(ii) ACKNOWLEDGES THAT, IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH SUCH BORROWER IS A PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS ARE RELYING UPON, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.14.

      9.15. WAIVER OF SPECIAL DAMAGES. EXCEPT AS PROHIBITED BY LAW, THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE BANKS EACH HEREBY WAIVES ANY RIGHTS WHICH IT MAY HAVE TO CLAIM OR RECOVER, IN ANY LITIGATION WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THE LOAN DOCUMENTS (INCLUDING WITHOUT LIMITATION THIS AGREEMENT AND THE NOTES AND ANY AMENDMENTS THEREOF), ANY SPECIAL EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES. EACH BORROWER (A) CERTIFIES THAT NO BANK, ADMINISTRATIVE AGENT OR REPRESENTATIVE, AGENT OR ATTORNEY THEREOF HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH ENTITY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT, IN ENTERING INTO THIS AGREEMENT, THE BANKS AND THE ADMINISTRATIVE AGENT ARE RELYING UPON, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.15.

      9.16. Entire Agreement. This Agreement, the other Loan Documents and the other documents and agreements executed in connection herewith constitute the final agreement of the parties hereto and supersede any prior agreement or understanding, written or oral, with respect to the matters contained herein and therein.

                                     J-87-

      9.17. Replacement of Loan Documents, Etc. Upon receipt of an affidavit of an officer of any Bank as to the loss, theft, destruction or mutilation of one or more of the Loan Documents which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Loan Document and, with respect to any instrument, the customary indemnification of the Borrowers by such Bank, the Borrowers will issue, in lieu thereof, a replacement Loan Document containing the same terms and conditions.

      9.18. B&N as Administrative Agent for the Borrowers; Joint and Several Liability. The Borrowers (other than B&N) hereby appoint B&N as their agent with respect to the receiving and giving of any notices, requests, instructions, reports, schedules, revisions, financial statements or any other written or oral communications hereunder. The Administrative Agent and each Bank is hereby entitled to rely on any communications given or transmitted by B&N as if such communication were given or transmitted by each and every Borrower. Any communication given or transmitted by the Administrative Agent or any Bank to B&N shall be deemed given and transmitted to each and every Borrower and to the "Borrowers" collectively. Notwithstanding any other provision of this Agreement or any other Loan Document, the liability of each Borrower shall be joint and several with all other Borrowers for all Obligations.

      9.19. Assignment to Bank of America, N.A. Each of the Banks and the Borrowers (i) hereby consents to the assignment in full by Fleet National Bank to Bank of America, N.A. of all of Fleet National Bank's rights, interests and duties in its capacity as a bank, issuing bank, swingline lender and administrative agent under the Existing Credit Agreement, and (ii) hereby waives any and all requirements with respect to any such assignments as set forth in the Existing Credit Agreement.

      9.20. Existing Credit Agreement Superceded. This Agreement shall restate and supersede and replace the Existing Credit Agreement in its entirety, except as provided in this Section 9.20. On the Closing Date, the rights and obligations of the parties under the Existing Credit Agreement and the "Notes" (as defined in the Existing Credit Agreement) issued in favor of the Banks (as defined in the Existing Credit Agreement) under the Existing Credit Agreement (other than any rights available to the Administrative Agent and the Banks (as defined in the Existing Credit Agreement) under Sections 9.2 and 9.3 of the Existing Credit Agreement), shall be subsumed within and be governed by this Agreement and the other Loan Documents. Each of the "Revolving Credit Loans" and "Letters of Credit" (each as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Closing Date shall, for purposes of this Credit Agreement, be Revolving Credit Loans or Letters of Credit, as applicable, hereunder, and shall be the joint and several obligations of each Borrower, whether or not any Borrower was a borrower under the Existing Credit Agreement. The applicable Banks' interest in such Revolving Credit Loans and participations in such Letters of Credit shall be reallocated, if necessary, on the Closing Date in accordance with each Bank's applicable Commitment Percentage of the Total Revolving Credit Commitment.

                                     J-88-

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                        The Borrowers:

                        BARNES & NOBLE, INC.
                        BARNES & NOBLE BOOKSELLERS, INC.
                        BARNESANDNOBLE.COM LLC
                        B. DALTON BOOKSELLERS, INC.
                        MARBORO BOOKS CORP.
                        DOUBLEDAY BOOK SHOPS, INC.
                        B&N.COM HOLDING CORP.
                        CCI HOLDINGS, INC.
                        MICHAEL FRIEDMAN PUBLISHING GROUP, INC.
                        BARNES & NOBLE PUBLISHING, INC.
                        J.B. FAIRFAX, INC.
                        B&N GENERAL PARTNER (TEXAS) CORP.
                        B&N LIMITED PARTNER (TEXAS) CORP.
                        BARNES & NOBLE BOOKSELLERS (TEXAS), L.P.
                        SPARKNOTES LLC
                        B&N GAMESTOP HOLDING CORP.
                        STERLING PUBLISHING CO., INC.
                        ALTAMONT PRESS, INC.
                        BARNESANDNOBLE.COM, INC.
                        MARKETING SERVICES (MINNESOTA) CORP.
                        BARNES & NOBLE SERVICES, INC.
                        BARNES & NOBLE BOOKSELLERS (MN), INC.
                        BARNES & NOBLE BOOKQUEST LLC

                                      By:/s/ John Weisenseel
                                         --------------------------------------
                                         Name: John Weisenseel
                                         In his capacity as Vice President and
                                         Treasurer of each of the above-named
                                         corporations and hereunto duly
                                         authorized by each of the above-named
                                         corporations

                                     J-89-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      The Administrative Agent and a Bank:

                                      BANK OF AMERICA, N.A.

                                      By: /s/ David A. Banmiller
                                         ---------------------------------------
                                         Name: DAVID A. BANMILLER
                                         Title: VICE PRESIDENT

                       (Signatures continued on next page)

                                     J-90-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      A Co-Documentation Agent and a Bank:

                                      ING CAPITAL LLC

                                      By:  /s/ Lina A. Garcia
                                         ---------------------------------------
                                         Name: Lina A. Garcia
                                         Title: Vice President

                       (Signatures continued on next page)

                                     J-91-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      A Co-Documentation Agent and a Bank:

                                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                      By: /s/ Denis Waltrich
                                         ---------------------------------------
                                         Name: Denis Waltrich
                                         Title: Associate

                       (Signatures continued on next page)

                                     J-92-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      A Co-Documentation Agent and a Bank:

                                      CITICORP USA, INC.

                                      By: /s/ Robert J. Kane
                                         ---------------------------------------
                                         Name: Robert J. Kane
                                         Title: Director

                       (Signatures continued on next page)

                                     J-93-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      A Co-Documentation Agent and a Bank:

                                       SUNTRUST BANK

                                      By: /s/ Richard C. Wilson
                                         ---------------------------------------
                                         Name: Richard C. Wilson
                                         Title: Director

                       (Signatures continued on next page)

                                     J-94-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   THE BANK OF NEW YORK

                                   By: /s/ Randolph E.J. Medrano
                                      ------------------------------------------
                                      Name: Randolph E.J. Medrano
                                      Title: Vice President

                       (Signatures continued on next page)

                                     J-95-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   WELLS FARGO BANK NA

                                   By: /s/ Peter M. Angelica
                                      -----------------------------------------
                                      Name: Peter M. Angelica
                                      Title: Vice President

                       (Signatures continued on next page)

                                     J-96-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   JP MORGAN CHASE BANK

                                   By: /s/ Rebecca Vogel
                                      ------------------------------------------
                                      Name: REBECCA VOGEL
                                      Title: VICE PRESIDENT

                       (Signatures continued on next page)

                                     J-97-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   SOVEREIGN BANK

                                   By: /s/ Jesse Wong
                                      ------------------------------------------
                                      Name: Jesse Wong
                                      Title: Vice President

                       (Signatures continued on next page)

                                     J-98-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   NATIONAL CITY BANK

                                   By: /s/ Melissa Landay
                                      -----------------------------------------
                                      Name: Melissa Landay
                                      Title: Senior Vice President

                       (Signatures continued on next page)

                                     J-99-
                         counterpart signature page to

                              Amended and Restated
                   Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions
                                     Bank:

                                   COMERICA BANK

                                   By: /s/ Sarah R. West
                                      ------------------------------------------
                                      Name: Sarah R. West
                                      Title: Account Officer

                       (Signatures continued on next page)

                                     J-100-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   FIFTH THIRD BANK

                                   By: /s/ David C. Melin
                                      ------------------------------------------
                                      Name: David C. Melin
                                      Title: Vice President

                       (Signatures continued on next page)

                                     J-101-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By: /s/ Theresa L. Rocha
                                      ------------------------------------------
                                      Name: Theresa L. Rocha
                                      Title: Vice President

                       (Signatures continued on next page)

                                     J-102-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   U.S. BANK NATIONAL ASSOCIATION

                                   By: /s/ Jennifer Thurston
                                      ------------------------------------------
                                      Name: Jennifer Thurston
                                      Title: AVP

                       (Signatures continued on next page)

                                     J-103-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   MANUFACTURERS & TRADERS TRUST
                                   COMPANY

                                   By: /s/ Jennifer G. Erickson
                                      ------------------------------------------
                                      Name: Jennifer G. Erickson
                                      Title: Vice President

                       (Signatures continued on next page)

                                     J-104-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   FIRST HAWAIIAN BANK

                                   By: /s/ Charles L. Jenkins
                                      ------------------------------------------
                                      Name: Charles L. Jenkins
                                      Title: Senior Vice President, Manager

                       (Signatures continued on next page)

                                     J-105-
                          counterpart signature page to

                              Amended and Restated
                    Revolving Credit and Term Loan Agreement,
                          dated as of August 10, 2004,
                           among Barnes & Noble, Inc.
                 Bank of America, N.A., as Administrative Agent,
                     and certain other Lending Institutions

                                      Bank:

                                   HIBERNIA NATIONAL BANK

                                   By: /s/ Laura K. Watts
                                      ------------------------------------------
                                      Name: Laura K. Watts
                                      Title: Vice President

                                     J-106-

                                   SCHEDULE 1

                     Commitments and Commitment Percentages

REVOLVING CREDIT LOANS:

                                               Revolving Credit
Bank                                              Commitment      Percentage
----                                           ----------------   ----------
BANK OF AMERICA, N.A.                          $     65,000,000      13.00%

PRIMARY CONTACT:
David A. Banmiller, Vice President
901 Main Street, 66th Floor
Dallas, TX  75202
Tel.: (214) 209-0576
Fax: (214) 209-0604
Email:
david.a.banmiller@bankofamerica.com

WACHOVIA BANK, NATIONAL ASSOCIATION            $     45,000,000       9.00%

PRIMARY CONTACT:
Bill Fox, Director
Denis Waltrich, Associate
1339 Chestnut Street PA 4843
Philadelphia, PA  19107
Tel.: (267) 321-6713
Fax: (267) 321-6700
Email: bill.fox@wachovia.com
Email: denis.waltrich@wachovia.com

ING CAPITAL LLC                                $     45,000,000       9.00%

PRIMARY CONTACT:
William B. Redmond, Managing Director
Lina Garcia, Vice President
Consumer Products
1325 Avenue of the Americas, 8th Fl.
New York, NY  10019
Tel.: (646) 424-6639/(646) 424-6404
Fax: (646) 424-6390
Email: bill.redmond@americas.ing.com
lina.garcia@americas.ing.com

                                     J-107-

CITICORP USA, INC.                             $     55,000,000      11.00%

PRIMARY CONTACT:
Robert J. Kane, Director
John Frezoulis
388 Greenwich Street
New York, NY  10013
Tel.: (212) 816-8133
Fax: (212) 816-8301
Email: robert.j.kane@citigroup.com
Email: john.frezoulis@citigroup.com

SUNTRUST BANK                                  $     45,000,000       9.00%

PRIMARY CONTACT:
Richard Wilson, Director
303 Peachtree St. NE
10th floor MC1928
Atlanta, GA  30308
Tel.: (404) 230-5426
Fax: (404) 588-8505
Email: richard.wilson@suntrust.com

WELLS FARGO BANK NA                            $     40,000,000       8.00%

PRIMARY CONTACT:
Peter M. Angelica
Vice President
70 East 55th Street
Mac #N2671-110
New York, NY  10222
Tel.: (212) 836-4141
Fax: (212) 593-5241
Email: angelipm@wellsfargo.com

THE BANK OF NEW YORK                           $     32,500,000       6.50%

PRIMARY CONTACT:
Johna M. Fidanza
Vice President
One Wall Street, 8th Floor
New York, NY  10286
Tel.: (212) 635-7870
Fax: (212) 635-1483
Email: jfidanza@bankofny.com

                                     J-108-

JP MORGAN CHASE BANK                           $     25,000,000       5.00%

PRIMARY CONTACT:
Rebecca Vogel
Vice President
277 Park Avenue
22nd Floor
New York, NY  10172
Tel.: (212) 622-3618
Fax: (646)534-0691
Email: rebecca.vogel@jpmorgan.com

SOVEREIGN BANK                                 $     25,000,000       5.00%

PRIMARY CONTACT:
Jesse Wong
Vice President
75 State Street
MA1SST04-10 Boston
Boston, MA  02109
Tel.: (617) 346-7334
Fax: (617) 346-7330
Email: jwong@sovereignbank.com

NATIONAL CITY BANK                             $     20,000,000       4.00%

PRIMARY CONTACT:
Thomas J. McDonnell
Senior Vice President
One South Broad Street
14th Floor
Philadelphia, PA  19107
Tel.:  (267) 256-4041
Fax:  (267) 256-4001
Email:  thomas.mcdonnell
@nationalcity.com

FIFTH THIRD BANK                               $     20,000,000       4.00%

PRIMARY CONTACT:
John Chapman
Assistant Vice President
38 Fountain Square Plaza
Cincinnati, OH  45263
Tel.: (513) 534-5295
Fax: (513) 534-5947
Email: john.chapman@53.com

                                     J-109-

MANUFACTURERS & TRADERS CORP.                  $     20,000,000       4.00%

PRIMARY CONTACT:
Tim Avendt, Vice President
Jennifer Erickson, Vice President
25 S. Charles Street, 18th Floor
Baltimore, MD 21201
Tel.: (410) 244-3884
Fax: (410) 545-2047
Email: tavendt@mandtbank.com

U.S. BANK NATIONAL ASSOCIATION                 $     15,000,000       3.00%

PRIMARY CONTACT:
Jennifer Thurston
Assistant Vice President
One US Bank Plaza
Mail Code:  SL-MO-T12M
St. Louis, MO  63101
Tel.: (314) 418-1513
Fax: (314) 418-3859
Email: jennifer.thurston@usbank.com

COMERICA BANK                                  $     15,000,000       3.00%

PRIMARY CONTACT:
Sarah West
Account Officer
U.S. Banking/East
500 Woodward Avenue
9th Floor, MC 3279
Detroit, MI  48275-3279
Tel.: (313) 222-3647
Fax: (313) 222-3330
Email: sarah_r_west@comerica.com

FIRST HAWAIIAN BANK                            $     10,000,000       2.00%

PRIMARY CONTACT:
Charles L. Jenkins
Vice President/Manager
999 Bishop Street, 11th Floor
Honolulu, HI  96813
Tel.: (808) 525-6289
Fax: (808) 525-6372
Email: charles.jenkins@fhwn.com

                                     J-110-

UNION BANK OF CALIFORNIA, N.A.                 $     15,000,000       3.00%

PRIMARY CONTACT:
Theresa Rocha
Vice President
350 California Street
San Francisco, CA 94104
Tel.: (415) 705-7594
Fax: (415) 705-7085
Email: theresa.rocha@uboc.com

HIBERNIA NATIONAL BANK                         $      7,500,000       1.50%

PRIMARY CONTACT:
Karen Deblieux
Senior Vice President
313 Carondelet Street
6th Floor
New Orleans, LA  70130
Tel.: (504) 533-5490
Fax: (504) 533-5344
Email: kdeblieux@hibernia.com
TOTAL                                          $ 500,000,000.00     100.00%

TERM LOAN A:

                                                 Term Loan A
Bank                                              Commitment      Percentage
----                                           ----------------   ----------
BANK OF AMERICA, N.A.                          $     25,000,000      10.20%

PRIMARY CONTACT:
David A. Banmiller, Vice President
901 Main Street, 66th Floor
Dallas, TX  75202
Tel.: (214) 209-0576
Fax: (214) 209-0604
Email: david.a.banmiller@bankofamerica.com

WACHOVIA BANK, NATIONAL ASSOCIATION            $     20,000,000       8.16%

PRIMARY CONTACT:
Bill Fox, Director
Denis Waltrich, Associate
1339 Chestnut Street PA 4843

                                     J-111-

Philadelphia, PA  19107
Tel.: (267) 321-6713
Fax: (267) 321-6700
Email: bill.fox@wachovia.com
Email: denis.waltrich@wachovia.com

ING CAPITAL LLC                                $     20,000,000       8.16%

PRIMARY CONTACT:
William B. Redmond, Managing Director
Lina Garcia, Vice President
1325 Avenue of the Americas, 8th Fl.
New York, NY  10019
Tel.: (646) 424-6639/(646) 424-6404
Fax: (646) 424-6390
Email: bill.redmond@americas.ing.com
lina.garcia@americas.ing.com

CITICORP USA, INC.                             $     10,000,000       4.08%

PRIMARY CONTACT:
Robert J. Kane, Director
John Frezoulis
388 Greenwich Street
New York, NY  10013
Tel.: (212) 816-8133
Fax: (212) 816-8301
Email: robert.j.kane@citigroup.com
Email: john.frezoulis@citigroup.com

SUNTRUST BANK                                  $     23,000,000       9.39%

PRIMARY CONTACT:
Richard Wilson, Director
303 Peachtree St. NE
10th floor MC1928
Atlanta, GA  30308
Tel.: (404) 230-5426
Fax: (404) 588-8505
Email: richard.wilson@suntrust.com

THE BANK OF NEW YORK                           $     18,000,000       7.35%

PRIMARY CONTACT:

                                     J-112-

Johna M. Fidanza
Vice President
One Wall Street, 8th Floor
New York, NY  10286
Tel.: (212) 635-7870
Fax: (212) 635-1483
Email:jfidanza@bankofny.com

JP MORGAN CHASE BANK                           $     18,000,000       7.35%

PRIMARY CONTACT:
Rebecca Vogel
Vice President
277 Park Avenue
22nd Floor
New York, NY  10172
Tel.: (212) 622-3618
Fax: (646) 534-0691
Email: rebecca.vogel@jpmorgan.com

SOVEREIGN BANK                                 $     15,000,000       6.12%

PRIMARY CONTACT:
Jesse Wong
Vice President
75 State Street
MA1SST04-10 Boston
Boston, MA  02109
Tel.: (617) 346-7334
Fax: (617) 346-7330
Email: jwong@sovereignbank.com

NATIONAL CITY BANK                             $     18,000,000       7.35%

PRIMARY CONTACT:
Thomas J. McDonnell
Senior Vice President
One South Broad Street
14th Floor
Philadelphia, PA  19107
Tel.:  (267) 256-4041
Fax:  (267) 256-4001
Email:  thomas.mcdonnell
@nationalcity.com

FIFTH THIRD BANK                               $     15,000,000       6.12%

                                     J-113-

PRIMARY CONTACT:
John Chapman
Assistant Vice President
38 Fountain Square Plaza
Cincinnati, OH  45263
Tel.: (513) 534-5295
Fax: (513) 534-5947
Email: john.chapman@53.com

MANUFACTURERS & TRADERS CORP.                  $     15,000,000       6.12%

PRIMARY CONTACT:
Tim Avendt, Vice President
Jennifer Erickson, Vice President
25 S. Charles Street, 18th Floor
Baltimore, MD 21201
Tel.: (410) 244-3884
Fax: (410) 545-2047
Email: tavendt@mandtbank.com

U.S. BANK NATIONAL ASSOCIATION                 $     15,000,000       6.12%

PRIMARY CONTACT:
Jennifer Thurston
Assistant Vice President
One US Bank Plaza
Mail Code:  SL-MO-T12M
St. Louis, MO  63101
Tel.: (314) 418-1513
Fax: (314) 418-3859
Email: jennifer.thurston@usbank.com

COMERICA BANK                                  $     15,000,000       6.12%

PRIMARY CONTACT:
Sarah West
Account Officer
U.S. Banking/East
500 Woodward Avenue
9th Floor, MC 3279
Detroit, MI  48275-3279
Tel.: (313) 222-3647
Fax: (313) 222-3330
Email: sarah_r_west@comerica.com

UNION BANK OF CALIFORNIA, N.A.                 $     18,000,000       7.35%

PRIMARY CONTACT:

                                     J-114-

Theresa Rocha
Vice President
350 California Street
San Francisco, CA 94104
Tel.: (415) 705-7594
Fax: (415) 705-7085
Email: theresa.rocha@uboc.com
TOTAL                                          $ 245,000,000.00     100.00%

TOTAL COMMITMENT:

Bank                                           Total Commitment   Percentage
----                                           ----------------   ----------
BANK OF AMERICA, N.A.                          $     90,000,000     12.08%

WACHOVIA BANK, NATIONAL ASSOCIATION            $     65,000,000      8.72%

ING CAPITAL LLC                                $     65,000,000      8.72%

CITICORP USA, INC.                             $     65,000,000      8.72%

SUNTRUST BANK                                  $     68,000,000      9.13%

WELLS FARGO BANK NA                            $     40,000,000      5.37%

THE BANK OF NEW YORK                           $     50,500,000      6.78%

JP MORGAN CHASE BANK                           $     43,000,000      5.77%

SOVEREIGN BANK                                 $     40,000,000      5.37%

NATIONAL CITY BANK                             $     38,000,000      5.10%

FIFTH THIRD BANK                               $     35,000,000      4.70%

MANUFACTURERS AND TRADERS TRUST COMPANY        $     35,000,000      4.70%

U.S. BANK, NATIONAL ASSOCIATION                $     30,000,000      4.03%

COMERICA BANK                                  $     30,000,000      4.03%

FIRST HAWAIIAN BANK                            $     10,000,000      1.34%

                                     J-115-

UNION BANK OF CALIFORNIA, N.A.                 $     33,000,000       4.43%

HIBERNIA NATIONAL BANK                         $      7,500,000       1.01%

TOTAL                                          $ 745,000,000.00     100.00%

                                     J-116-